[LOGO OF Paydenfunds]




             (P)SEMI-ANNUAL REPORT APRIL 30, 2002







                                               (F)

Contents
    ------------------------------------------------------------------------

     .        Chairman's Letter
     i        Management Discussion and Analysis
     1        Portfolio Highlights and Investments
     46       Statements of Assets and Liabilities
     50       Statements of Operations
     54       Statements of Changes in Net Assets
     62       Notes to Financial Statements
     70       Financial Highlights
     81       Trustees

                                                              Semi-Annual Report

Dear Investors
    ---------------------------------------------------------------------------

Over the past six months investors have had to contend with risk and uncertainty at many levels. This has created very volatile stock and bond markets and a discouraging outlook over the near term for the average investor. Expectations have been altered to reflect more realistic goals. Investors need to focus on their near and long term objectives and their ability to weather volatility.

  Against this background, Payden & Rygel offers a wide span of choices in both stocks and bonds. Is there an exactly right investment for each person? No, but we believe this is a good time to look closely at your objectives and make sure that your investment portfolio will help you achieve your goals. All sectors of the capital markets don't respond in lockstep; therefore, diversity between stocks and bonds should enable an investor to withstand a variety of environments, as well as to build and preserve wealth. For example, our choices in stocks include small and large cap allocations to help you diversify your equity holdings.
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                             [LOGO OF PAYDENFUNDS]
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  In the bond market individual investors usually don't recognize the need to diversify or the wide choices that are available. For example, if you look at Paydenfunds' GNMA Fund versus Paydenfunds' Emerging Market Bond Fund you can see that these two bond funds are very different. These funds are at an opposite ends of the spectrum, and each has its own advantages and disadvantages.

  We very much appreciate those investors who have chosen Paydenfunds and we look forward to serving your investment needs as our most precious assets are the investors we serve.

  As always, we work for you.

Joan A. Payden
Chairman & CEO
Payden & Rygel Investment Group

Management Discussion and Analysis

Fixed Income Markets

Short Duration Strategies

Signs of an economic recovery propelled interest rates higher in bonds with maturities longer than six months for the semi-annual period ended April 30, 2002. The two-year Treasury note rose 80 basis points in yield to 3.22% as of April 30, 2002 while three-month Treasury bill yields fell 25 basis points to 1.76%. This drop in Treasury bill yields was the result of interest rate cuts by the Federal Reserve Board at its November and December 2001 meetings.

The Bunker Hill Money Market Fund benefited from the drop in very short interest rates. The Fund was structured with a longer average maturity relative to its peer group, which allowed it to lock in higher interest rates. For the six-month period ended April 30, 2002, the Bunker Hill Money Market Fund returned 0.99% compared to 0.77% for the iMoneyNet, Inc. taxable money market fund average return. The Payden Limited Maturity Fund returned 1.03% for the six month period ended April 30, 2002, compared to 0.87% for its benchmark, the iMoneyNet, Inc. taxable institutional money market fund average. The Fund's longer average maturity of 0.5 years and overweight to higher yielding sectors, such as asset-backeds and corporates, enabled the Fund to generate additional return. The Fund has a ***** Morningstar(TM) rating out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./1/

The rise in two-year interest rates hindered the performance of the Payden Short Bond Fund and Payden U.S. Government Fund, as the Funds were structured with a slightly longer average maturity compared to their benchmarks. The Payden Short Bond Fund returned 0.83% for the six month period ended April 30, 2002, compared to a return of 0.94% for the benchmark, the Merrill Lynch 1 to 3 Year Treasury Index. The Payden U.S. Government Fund returned 0.10% versus 0.42% for its benchmark, the Merrill Lynch 1 to 5 Year Treasury Index. The Payden Short Bond Fund is rated ***** by Morningstar(TM) out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./1/ Morningstar(TM) rates the Payden U.S. Government Fund ***** out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./1/

Looking ahead, we see range-bound interest rates, and as a result we seek to generate positive relative returns through the use of higher yielding spread product. In the Payden Short Bond Fund and the Payden U.S. Government Fund, this strategy is being implemented through an increase in mortgage-backed securities. In the Payden Limited Maturity Fund and the Bunker Hill Money Market Fund, we are adding to the corporate and asset-backed holdings.

The mortgage market was one of the best performing sectors over the six month period ended April 30, 2002. In a period of rising long-term interest rates, the Payden GNMA Fund had a total return of 1.02%, compared to the Merrill Lynch GNMA Master Index of 1.90%. Generally, a rising interest rate environment is not positive for bond funds. The mortgage sector, however, did well due to the comparative safety of GNMA securities in a turbulent period and the decline in risk premiums associated with mortgage prepayments, the predominate risk associated with mortgage backed securities. The Fund ranks among the top 10 percent of the

-------
/1/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars.

68 funds in Lipper's Government National Mortgage Association (GNMA) category for total return since its inception in August 1999, through April 30, 2002./2/

The GNMA Fund is currently structured to maximize return for a period of relatively range-bound interest rates. The Fund has modestly increased its holdings of higher coupon mortgages with the highest percentage of its assets invested in 6.5% coupon bonds. As signs of an economic pick-up become more evident, the Fund will pursue strategies to preserve capital and protect volatility in the net asset value.

Core Bond and Intermediate Maturity Strategies

Even though the Federal Reserve Board lowered the Fed Funds target from 2.5% to 1.75% in the period from November 1, 2001 to April 30, 2002, longer maturity yields increased from 0.70% to 0.90%. In this period of rapidly rising interest rates, the Payden Core Bond Fund returned 0.60%, having coupon income offset by price declines. The Fund's return, however, was significantly higher than that of its benchmark, the Lehman Aggregate Index, which returned -0.01% . This out-performance was due to several factors. First, the Fund was able to take advantage of tactical trading opportunities as interest rates cycled up and down during the six month period. The Fund's duration was positioned both long and short of the benchmark adding relative performance. Second, corporate bonds in the Fund performed better than those in the Index. This was fueled by the decision to underweight the volatile telecommunications sector, which experienced very poor performance due to credit meltdowns such as Worldcom. The Payden Core Bond Fund is rated **** by Morningstar(TM) out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./3/

The Payden Opportunity Bond Fund shares many of the same attributes as the Payden Core Bond Fund, but its performance was boosted by the inclusion of high yield and emerging market bonds. The very strong performance of these two sectors led to a total return of 1.48% for the Fund, compared to the Lehman Aggregate Index's Return of -0.01%. The high yield sector was approximately 5% higher, and emerging markets bonds selected posted a very strong 12% return. This explains the difference in returns between the two Funds and points out the complementary nature of Paydenfunds' two core bond funds. The Payden Opportunity Bond Fund invests in out-of-index sectors while The Payden Core Bond Fund stays more focused in the traditional fixed income markets. The Payden Opportunity Bond Fund is rated **** by Morningstar(TM) out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./3/

Our forecast for the year ahead is for generally increasing interest rates tempered by a slow economic recovery and little inflation. We expect shorter rates to increase as the Federal Reserve Board increases the Fed Funds target, but longer rates will most likely not rise as much, leading to a flatter yield curve. In this type of environment, spread sectors such as mortgages and corporates should perform well.

-------
/2/The Fund ranked in the top 20 percent of the 64 funds in Lipper's Government
   National Mortgage Association (GNMA) category for total return for the one-year period ended April 30, 2002.
/3/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management's Discussion and Analysis continued

Global Strategies

The Payden Global Fixed Income Fund returned -1.57% over the six months ended April 30, 2002 while the JP Morgan Global Bond Index-Hedged returned -1.12% over the same period. The Fund is rated **** by Morningstar(TM) out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./4/

The powerful momentum of the rally in the global fixed income market in late October driven by the Federal Reserve Board's cancellation of the 30-year Treasury bond, quickly reversed in November and December. Yields rose abruptly as continued strength in retail sales, decisive successes in Afghanistan, and the worldwide rally in stock indices gave fixed-income investors pause for thought that any recession would be deep and long lasting.

At the end of January 2002, the global short-term central bank outlook was more muddled than it had been in a long time. "Enronitis" continued to plague both fixed-income and equity securities as accounting concerns and credit downgrades unnerved capital markets. With global economic data alternating between positive prognosis and stagnant recovery, investors remained unsure as to whether or not the recovery picture was for real, or was merely temporarily shrouding a double-dip recession on the horizon.

At its March 2002 meeting, the Federal Reserve Board officially shifted its bias to "neutral" as it perceived the risk of inflation and growth to be moderate. This was the second consecutive non-move at a meeting by the Federal Reserve Board, and this inaction alongside the policy bias shift essentially put an end to the 2001 central bank easing program which it had spearheaded. Although the timing of the next move in overnight rates is uncertain, we expect that the next move will be a hike. Non-dollar economies that did not suffer an economic slowdown as dramatic as the U.S., such as New Zealand, Sweden, and Canada, have already initiated their own rate increases in a pre-emptive move to unwind much of the excess liquidity pumped into the global capital markets post September 11.

The Payden Global Fixed Income Fund's overweight in Japanese bonds helped as yields rallied on continued economic weakness. This induced domestic investors to put funds to work. The Fund's long duration position in the U.S. and Europe in the latter part of 2001 and its out-of-index exposure to New Zealand in 2002, however, hurt returns. The rapid pricing-in of a "tightening premium", which is inevitably factored in by the markets once an easing cycle comes to a close, caused these long duration positions to underperform.

The Payden Global Short Bond Fund returned 1.20% during the last six months, which is higher than the 0.94% return of the Merrill Lynch 1-3 Year Treasury Index. The Fund invests in bonds with maturities of less than five years. During this period, it benefited from the declining trend in interest rates around the globe. Bond prices rose on the short part of the yield curve in response to falling interest rates. The Fund was rated **** by Morningstar(TM) out of 1,441 funds in the Taxable Bond Fund category for the five year period ended April 30, 2002./4/

The strategy of the Fund has been to increase exposure to sovereign and corporate bonds in Mexico, investment-grade Asia (Hong Kong, South Korea, Malaysia) and emerging Europe (Poland and Hungary). Economic and

-------
/4/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

political fundamentals have been improving in these countries. This fact was also recognized by the rating agencies, which upgraded Mexico, South Korea and Malaysia. Bond prices also rallied as a result of interest rate cuts by the Federal Reserve Board. Diversification into select U.S. high-yield and investment-grade corporate bonds also added to performance as they outperformed U.S. Treasuries during the last six months. The Fund also holds a positions in Canadian, Swedish and U.K. government bonds.

High Yield Strategies

The high yield bond market has performed well post the trauma of September 11. Large flows into high yield mutual funds and existing high cash levels in institutional portfolios have resulted in a liquidity driven market over the past six months. The near term outlook for the high yield sector is largely favorable given the Federal Reserve Board's accommodative monetary policy and fiscal stimulus provided by the Federal Government's deficits. Expected declines in the default rate in the second half of 2002 should also provide a boost to the high yield market. The primary risk to solid performance in the high yield sector over the course of 2002 is a further slowing of the U.S. economy, or a so-called double dip recession.

The Payden High Income Fund is defensively positioned to withstand potential volatility in the high yield market over the next three to six months. We have focused on those sectors (e.g., consumer products, energy and healthcare), which we expect to outperform in a slowing U.S. economy. For the six-month period ended April 30, 2002, the Merrill Lynch High Yield Index was up 6.19% versus 4.93% for the Fund. The under-performance was driven primarily by our focus on higher-quality high yield bonds, which under-performed lower-rated, quasi-equity type bonds.

Emerging Markets Strategies

The Payden Emerging Markets Bond Fund returned 12.12% for the six months ended April 30, 2002, versus the 8.19% return of the J.P. Morgan EMBI Global Constrained Index. The Fund is rated ***** by Morningstar(TM) out of 1,886 funds in the Taxable Bond Fund category for the three year period ended April 30, 2002./5/

The strategy of the Fund during this period has been to overweight Russia and Central Europe, although we did not have any exposure to Turkish bonds during this period. We remained neutral to underweight in Latin America, favoring countries with improving fundamentals and upgrade potential such as Mexico. We have avoided exposure to Argentina since March 2001 and have been neutral in Asia and underweight Africa.

The widely followed J.P.Morgan Emerging Market Bond Indices were rebalanced in December 2001 to reflect an Argentine debt exchange in which bonds were exchanged for loans that did not meet the requirements of the indices. Emerging market bond prices rose significantly in most countries outside of Argentina, as economic and political fundamentals improved and de-coupling from the Argentine crisis became a fact. Higher-yielding sovereign bonds outperformed as risk aversion declined. Technicals were also supportive, as crossover investors began to allocate more funds to the emerging market asset class.

-------
/5/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars.

Management Discussion and Analysis continued

The Fund has had no exposure to Argentina since March 2001 due to increased concerns about debt sustainability and lack of economic growth. In December 2001, Argentina defaulted on its foreign debt payments and devalued the currency. The political and economic situation remains very fragile, and debt restructuring is likely to be a very lengthy process. During the next six months, Brazil is likely to experience a period of volatility before the October 2002 presidential elections. However, this should not detract from other countries' performance, as investors now differentiate more between countries with diverse fundamentals.

Tax Exempt Bond Strategies

The municipal bond market experienced extraordinary volatility during the six months ended April 30, 2002. Bond prices moved lower initially due to economic data that showed signs of stabilization, rapid military success in Afghanistan and a rebound in consumer confidence. In November 2001, Treasury bond yields rose, which led to selling pressure in the municipal market as crossover buyers sold their municipal positions. This had the greatest impact on municipal bonds in the 10-year maturity range. December 2001 proved to be a disappointing month for municipal performance, as well. Municipal bond prices continued to decline as $28.5 billion in municipal issuance (a record for December issuance) was brought to market.

January 2002's seasonal pattern of heavy reinvestment of coupon and maturity paydowns ($25 billion) overcame the record monthly new issue supply ($20.4 billion) and drove bond prices higher. Demand was strong and municipal bond mutual funds received over $800 million in inflows. The rally continued into February as economic data showed tame inflation and a modest pullback in consumer confidence. Alan Greenspan, in his testimony before the U.S. Senate, indicated that economic growth would be moderate compared to previous recessions, which supported higher bond prices. In his statement before the U.S. House of Representatives however, Alan Greenspan modified his comments to state that there was "already" evidence of an economic expansion. This was more definitive than his testimony before the U.S. Senate in which he stated the economy was "close to a turning point". Greenspan's modified position and support from economic releases led to a precipitous decline in the municipal market in March.

The municipal market rallied in April as the seasonal supply/demand imbalance never materialized. A sharp decline in Treasury tax receipts resulting from increased unemployment, weak capital gains earnings and tax rate reductions obviated the selling pressure typically associated with April's tax payment date. By the end of the six-month period ended April 30, 2002, yields across the maturity spectrum increased 0.25% to 0.30%, depending on maturity, despite the markets strong performance in April.

The Payden Short Duration Tax Exempt Bond Fund posted a 1.06% total return for the first six months of the fiscal year compared to the Lehman One Year General Obligation Index which returned 1.58% for the same period, despite a 0.25% increase in short-term interest rates. The portfolio's positive performance can be attributed to an increased emphasis on income generation. For example, the portfolio increased its allocation to the housing sector, which provided 0.45% of additional yield compared to bonds of similar credit quality. The Fund is rated **** by Morningstar(TM) out of 1,510 funds in the Municipal Bond Fund category for the five year period ended April 30, 2002./6/

-------
/6/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

The Payden Tax Exempt Bond Fund posted a 0.64% total return during the period while the Lehman Quality Intermediate Index returned 1.41% for the six month period ended April 30, 2002. The portfolio's defensive coupon structure helped to preserve capital in the rising interest rate environment.

The Payden California Municipal Income Fund posted a 0.35% total return for the six months ended April 30, 2002 compared to the Lehman California Intermediate Index which returned 0.79%. The Fund's emphasis on premium coupon bonds mitigated losses as interest rates increased. However, California's growing budget deficit, estimated at $23.6 billion for fiscal 2003, caused the California market to lag the broader municipal market. The portfolio benefited from its reduced exposure to the State of California general obligation credit, as Moody's Investor Services downgraded the bonds to A1 from Aa3, causing spreads to widen. The Payden California Municipal Income Fund is rated **** by Morningstar(TM) out of 1,655 funds in the Municipal Bond Fund category for the three year period ended April 30, 2002./7/

Equity Markets

Domestic Strategies

Corporate earnings continued their downward path due to economic dislocations caused by the events of September 11. Earnings had been falling for several months prior to the terrorist attacks. Add to this uncertainty the threat of a bio-terrorism anthrax attack and a sense of suspicion in corporate financial statements from the Enron/Andersen fiasco, and you have the ingredients for a disaster in the financial markets. While that may have been the logical response, the U.S. equity market staged a spectacularly defiant rally during the last months of 2001. As 2002 has begun to unfold, investors seemed to have sensed the reality of the fragile economic state and sent share prices back down. The S&P 500 Index gained a modest 2.31% during the six months ended April 30, 2002.

The Payden Growth & Income Fund, up 8.56%, significantly outpaced its benchmark, the S&P/BARRA Value Index, which gained 3.23% during the six month period. The Fund has also exceeded its benchmark for the past year. Solid gains from high dividend paying stocks such as General Motors, Eastman Kodak, and Caterpillar helped fund performance. Active management of the broad market component of the Fund also added value.

The Payden Market Return Fund outperformed the S&P 500 Index during the six-month period ended April 30, 2002, returning 2.83%, versus 2.31% for the Index. The Fund employs a strategy of using S&P 500 futures to achieve index returns less financing costs, and short-term bonds to cover the futures' financing costs. Two factors contributed to the Fund's outperformance: efficient trading of the index futures to minimize financing costs, and our emphasis on higher-yielding floating-rate notes. The floating-rate notes not only added yield to the portfolio, but their low price sensitivity to changes in interest rates protected the Fund against a rising yield curve. Our strong credit research also protected the portfolio from adverse effects of the corporate credit market.

-------
/7/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Management Discussion and Analysis continued

The Payden U.S. Growth Leaders Fund advanced 5.04%, significantly outpacing its benchmark The Russell 1000 Growth Index, which declined -2.13% during the six month period. Retail stocks such as Michaels Stores, Sears, and Autonation posted strong returns over the past six months. Technology stocks were also strong, and the Fund's positions in Applied Materials, Mercury Interactive, and Siebel Systems contributed to the good performance.

The Payden Small Cap Leaders Fund gained 10.17%, which only kept pace with the Russell 2000 Growth Index's advance of 10.40%. However, both of these lagged the broad Russell 2000 Index's gain of 20.03% for the semi-annual period. The Fund has outperformed the Russell 2000 Growth Index over the past year, but lagged the broad Russell 2000. Retail stocks such as Petsmart, Fred's, and Sonic Automotive were strong performers. The difficult environment for other growth stocks, such as biotechnology companies, caused the Fund to lag the broad small cap market.

International Strategies

International stock markets followed the same pattern as U.S. equity markets. Defensive, old economy oriented stocks remained nearly unchanged while growth stocks dropped. Over the six month period ended April 30, 2002 the Dow Jones STOXX Small Cap Growth Index fell slightly by -0.72% and the Dow Jones Europe STOXX Index grew by 5.74%.

Within this context, the Payden EurOpportunity Fund, recorded a gain of 1.98%. Several companies in particular propelled performance of the Fund such as Tandberg ASA (a Norwegian videoconferencing equipment manufacturer that benefited from reluctance to travel after the terrorist attacks), Anglo Irish Bank Corp. (a financial service provider), Kamps (the German bakery chain) and Medidep (a French hospital group). Bio-tech firm Qiagen and computer software company Thiel Logistik AG held back the performance of the Fund during the reporting period.

The Payden World Target Twenty Fund posted a 4.74% gain, which beat its benchmark MSCI World Index return of 3.1% for the six month period ended April 30, 2002. The Fund has slightly lagged the Index for the past 12 months. Contributing to the recent good performance were French automaker Renault, Indian drug maker Dr. Reddy's, and South African mining company Anglogold.

The Payden Global Balanced Fund advanced 4.77% during the past six months. This was higher than its benchmark index of 60% MSCI World Index and 40% JP Morgan Global Bond Index, which gained 0.99%. The Fund has also exceeded the Index over the past year. Timely allocation decisions between stocks and bonds contributed to the strong performance, as well as good stock selection in the U.S. and Europe. The Payden Global Balanced Fund is rated **** by Morningstar(TM) out of 935 funds in the International Equity Fund category for the five year period ended April 30, 2002./8/

-------
/8/(C)2002 by Morningstar. All rights reserved. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002, and are subject to change monthly. Specifically they are calculated from the fund's 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

Portfolio Highlights and Investments
-------------------------------------------------------------------------------
This section includes Country Allocation, Portfolio Composition tables, and Schedules of Investments. In the case of the Group's fixed income Funds, these tables are designed to identify the country or type of security where a Fund is exposed to changes in interest rates. In the case of the Group's equity Funds, these tables are designed to identify the holdings and industries of each Fund. In either case, if a Fund makes use of futures, options, swaps or forward currency contracts, the tables and Schedules of Investments include the effect of those contracts. Unless indicated otherwise, information in this section is as of April 30, 2002.

                                                           Semi-Annual Report  1

Global Short Bond Fund

The Global Short Bond Fund seeks to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securi-ties. The Fund also has substantial investments in foreign currency contracts. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Statistics

-----------------------------------
Net Assets (in millions)      $61.6
Number of Issues                 41
Average Maturity          2.9 years
SEC Yield                     4.64%
-----------------------------------

Country Allocation

------------------
United States  30%
Mexico         18%
South Korea    12%
Hong Kong PTO   8%
Hungary         5%
Canada          5%
Chile           5%
Other          17%
------------------

Credit Quality

--------
AAA  18%
AA    3%
A    20%
BBB  51%
BB    8%
--------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Canada (Canadian Dollar) (5%)
 4,520,000 Canadian Government
           Bond,
           5.25%, 9/01/03           $2,939.1

 Chile (United States Dollar)
 (5%)
 2,800,000 Republic of Chile,
           5.625%, 7/23/07           2,800.0

 China (United States Dollar)
 (1%)
   650,000 Republic of China,
           6.50%, 2/17/04              677.7

 Croatia (United States Dollar)
 (4%)
 2,438,969 Croatia,
           2.875%, 7/31/06           2,423.7

 Hong Kong (United States Dollar)
 (7%)
 1,000,000 Hong Kong Mass
           Transit Railway,
           7.25%, 10/01/05           1,063.2
 1,200,000 Hutchison Whampoa
           Finance,
           6.95%, 8/01/07 (b)        1,252.7
 1,100,000 Swire Pacific Ltd.,
           8.50%, 9/29/04            1,190.2
 1,050,000 Wharf International
           Finance Ltd., 7.625%,
           3/13/07                   1,111.7
                                    --------
           Hong Kong                 4,617.8

 Hungary (United States Dollar)
 (5%)
 3,000,000 Republic of Hungary,
           6.50%, 4/19/06            3,127.5

 Malaysia (United States Dollar)
 (4%)
 2,000,000 Petroniam Nasional
           Berhd,
           8.875%, 8/01/04           2,195.8

 Mexico (United States Dollar)
 (18%)
 3,100,000 Banco Nacional,
           7.25%, 2/02/04            3,258.9
 1,000,000 Grupo Televisa S.A.,
           8.625%, 8/08/05           1,075.0
 3,250,000 Petroleos Mexicanos,
           6.50%, 2/01/05            3,316.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  2,950,000 United Mexican
            States,
            8.625%, 3/12/08         $ 3,215.1
                                    ---------
            Mexico                   10,865.5

 South Korea (United States
 Dollar) (11%)
  1,100,000 Export-Import Bk
            Korea,
            6.375%, 2/15/06           1,143.6
  3,250,000 Korea Electric
            Power,
            6.375%, 12/01/03          3,379.8
  2,400,000 South Korean
            Development Bank,
            7.375%, 9/17/04           2,566.3
                                    ---------
            South Korea               7,089.7

 Sweden (Swedish Krona) (4%)
 27,700,000 Swedish Gov't,
            5.00%, 1/15/04            2,694.7

 United States (United States
 Dollar) (30%)
    650,000 Allied Waste NA,
            7.625%, 1/01/06             644.3
    650,000 American Standard,
            7.375%, 4/15/05             663.0
  1,100,000 AOL Time Warner
            Inc.,
            6.125%, 4/15/06           1,076.6
  1,000,000 Bank One Corp.,
            6.875%, 8/01/06           1,062.5
  1,000,000 Citigroup Inc.,
            5.75%, 5/10/06            1,027.5
  1,100,000 Countrywide Home
            Loan,
            5.50%, 8/01/06            1,102.8
    550,000 D.R. Horton Inc.,
            10.50%, 4/01/05             588.5
    700,000 FNMA,
            5.125%, 2/13/04             720.3
  1,100,000 General Motors
            Acceptance Corp.,
            6.125%, 9/15/06           1,112.4
    400,000 Harrahs Operating
            Co.,
            7.875%, 12/15/05            415.0
    550,000 Healthsouth Corp.,
            7.375%, 10/01/06            559.6

2  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,000,000 Masco Corp.,
           6.00%, 5/03/04           $ 1,028.7
 1,000,000 National Rural
           Utilities,
           5.25%, 7/15/04             1,008.8
   550,000 Park Place
           Entertainment,
           7.875%, 12/15/05             559.6
 1,100,000 Progress Energy Inc.,
           6.75%, 3/01/06             1,139.9
   650,000 Ryland Group,
           8.00%, 8/15/06               667.9
 1,000,000 SBC Communications
           Inc.,
           5.75%, 5/02/06             1,019.3
   375,000 Starwood Hotels &
           Resorts,
           6.75%, 11/15/05              370.3
   600,000 Tricon Global
           Restaurant,
           7.45%, 5/15/05               613.5
 1,000,000 TRW Inc.,
           6.625%, 6/01/04            1,023.8
 1,300,000 U.S. Treasury Note,
           3.00%, 2/29/04             1,298.0
   650,000 Unisys Corp.,
           8.125%, 6/01/06              664.6
                                    ---------
           United States             18,366.9

 Investment Companies (5%)
 2,964,938 Bunker Hill Money
           Market Fund *              2,964.9
                                    ---------

 Total (Cost - $60,540.6) (a)
  (99%)                              60,763.3

 Other Assets, net of Liabilities
  (1%)                                  825.8
                                    ---------

 Net Assets (100%)                  $61,589.1
                                    =========


* Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $ 379,652
   Unrealized depreciation     (156,966)
                              ---------
   Net unrealized
    depreciation              $ 222,686
                              =========

(b) Security exempt from registration under Rule 144(b) of the Securities Act of 1933.

Open Forward Currency Contracts

                                                                         Unrealized
Delivery                               Contract        Contract         Appreciation
Date             Currency               Price           Value          (Depreciation)
-------------------------------------------------------------------------------------
Assets:
5/31/2002        Canadian Dollar
                 (Sell)                 0.6368        $2,961,258          $  3,017
Liabilities:
5/31/2002        Swedish Krona
                 (Sell)                 0.0971        $2,723,832          $(10,065)

                       See notes to financial statements.

                                                           Semi-Annual Report  3

Global Fixed Income Fund


The Global Fixed Income Fund seeks to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in investment grade U.S. and foreign government notes and bonds and U.S. and foreign corpo-rate debt securities. The Global Fixed Income Fund invests in securities pay-able in U.S. dollars and foreign currencies.

Statistics

-----------------------------------
Net Assets (in millions)     $298.3
Number of Issues                 56
Average Maturity          8.0 years
SEC Yield                     3.78%
-----------------------------------

Country Allocation

-------------------
U.S.            44%
Germany         26%
United Kingdom   6%
Australia        6%
New Zealand      3%
Supranational    3%
Other           12%
-------------------

Credit Quality

--------
AAA  88%
AA    5%
A     6%
BBB   1%
--------


Schedule of Investments - April 30, 2002
---------------------------------------------

 Principal          Security
 or Shares        Description     Value (000)
---------------------------------------------
 Australia (United States Dollar)
 (2%)
 1,613,000,000 Australian
               Government,
               5.75%, 06/15/11    $  6,080.6

 Austria (Japanese Yen) (4%)
   743,000,000 Oesterreich
               Kontrollbank,
               1.80%, 3/22/10        6,179.1
   760,000,000 Pfandbrief Ost
               Land Hypo,
               1.60%, 2/15/11        6,110.3
                                  ----------
               Austria              12,289.4

 Belgium (Euro) (1%)
     2,750,000 Belgium Kingdom
               Government,
               9.00%, 3/28/03        2,591.3

 Canada (Canadian Dollar) (1%)
     4,550,000 Canadian
               Government Bond,
               5.25%, 9/1/03         2,958.6

 Germany (Euro) (22%)
     6,590,000 Bundesrepublic
               Deutschland,
               4.125%, 7/04/08       5,700.6
     2,000,000 Bundesrepublic
               Deutschland,
               4.25%, 11/26/04       1,805.9
     4,790,000 Bundesrepublic
               Deutschland,
               4.75%, 7/04/08        4,285.1
    21,000,000 Bundesrepublic
               Deutschland,
               5.25%, 1/4/11        19,106.2
    15,190,000 Bundesrepublic
               Deutschland,
               5.50%, 1/4/31        13,687.4
    10,800,000 Bundesrepublic
               Deutschland,
               6%, 1/05/06          10,187.5
     6,110,000 Bundesrepublic
               Deutschland,
               6.5%, 10/14/05        5,842.8
     4,460,000 Treuhandanstalt,
               6.50%, 4/23/03        4,121.9
                                  ----------
               Germany              64,737.4


----------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
 Germany (British Pound) (1%)
     1,110,000 BMW (UK) Capital,
               6.50%, 8/10/04       $ 1,653.9

 Germany (Japanese Yen) (3%)
 1,101,000,000 Deutsche
               Ausgleichsbank,
               1.85%, 9/20/10         9,166.0

 Great Britain (British Pound)
 (5%)
     2,460,000 UK Gilt,
               5%, 3/7/12             3,533.8
       120,000 United Kingdom
               Treasury, 4.625%,
               6/7/32                   155.3
     1,250,000 United Kingdom
               Treasury,
               5%, 03/07/25           1,802.8
     1,270,000 United Kingdom
               Treasury,
               5.75%, 12/7/09         1,910.2
     1,850,000 United Kingdom
               Treasury,
               7.25%, 12/7/07         2,957.9
     1,390,000 United Kingdom
               Treasury,
               8%, 6/7/21             2,722.2
     1,265,000 United Kingdom
               Treasury,
               8.5%, 12/7/05          2,045.4
                                    ---------
               Great Britain         15,127.6

 Great Britain (United States
 Dollar) (1%)
     1,600,000 Diageo Capital
               Plc,
               6.625%, 6/24/04        1,688.0

 Greece (Euro) (1%)
     4,100,000 Helenic Republic
               Greek Bond,
               5.35%, 5/18/11         3,679.1

 Japan (Japanese Yen) (2%)
   790,000,000 Japan Financial
               Corp Muni Ent
               1.55%, 2/21/12         6,243.7

 Netherlands (Euro) (1%)
     3,180,000 Netherlands
               Government,
               5.75%, 2/15/07         2,981.5



4  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal         Security
 or Shares       Description       Value (000)
----------------------------------------------
 New Zealand (United States
 Dollar) (3%)
  11,500,000 New Zealand
             Government,
             7.00%, 7/15/09         $5,232.6
   9,400,000 New Zealand
             Government,
             8.00%, 11/15/06         4,435.3
                                    --------
             New Zealand             9,667.9
 Spain (Japanese Yen) (2%)
 708,000,000 Kingdom Of Spain,
             3.10%, 9/20/06          6,181.5
 Supranational (Japanese Yen)
 (3%)
 365,000,000 IBRD World Bank,
             2.00%, 2/18/08          3,083.3
 742,000,000 Interamerica
             Development Bank,
             1.90%, 7/8/09           6,227.8
                                    --------
             Supranational           9,311.1
 Sweden (Swedish Krona) (2%)
  57,200,000 Swedish Government
             Bond,
             6.5%, 5/5/08           $5,865.5
 United States (Euro) (10%)
   2,000,000 AT&T 144A,
             6%, 11/21/06            1,671.4
   5,050,000 Chase Credit Card
             Master Trust 98-4,
             5.00%, 8/15/08          4,474.5
   8,050,000 Citibank Credit
             Card Master Trust,
             4.50%, 8/25/04 (b)      7,249.3
   8,050,000 GMAC Swift Trust
             1999-1
             5%, 1/18/05             7,316.1
   8,650,000 MBNA American
             Europe,
             4.375%, 8/19/04
             (Euro)                  7,769.4
   1,680,000 Morgan Stanley Dean
             Witter,
             5.75%, 4/1/09           1,506.5
                                    --------
             United States          29,987.2
 United States (Japanese Yen)
 (2%)
 740,000,000 Fannie Mae,
             1.75%, 3/26/08          6,155.0

 United States (United States
 Dollar) (32%)
   1,800,000 Amerada Hess,
             6.65%, 8/15/11          1,823.0
   1,750,000 Countrywide Home
             Loan,
             5.50%, 8/01/06          1,754.4
   8,200,000 Daimler Chrysler
             Auto Trust, 2.90%,
             12/6/04                 8,215.7
   2,600,000 First USA Credit
             Card Master Trust,
             6.42%, 3/17/05          2,624.4
  10,000,000 FNMA,
             1.76%, 05/22/02         9,987.5
   1,700,000 Ford Motor Credit,
             7.50%, 3/15/05          1,763.8
   1,750,000 General Motors
             Acceptance,
             6.125%, 9/15/06         1,769.7
   1,700,000 Safeway,
             6.50%, 3/01/11          1,725.5
   1,650,000 Suntrust Bank,
             6.375%, 4/11/11         1,687.1
  25,000,000 U.S. Treasury Bond,
             5.5%, 8/15/28          24,164.0
  20,200,000 U.S. Treasury Note,
             3.25%, 12/31/03        20,295.3


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  4,160,000 U.S. Treasury Note,
            6.50%, 8/15/05         $  4,484.6
 10,050,000 U.S. Treasury Note,
            7.00%, 7/15/06           11,072.6
  1,650,000 Unilever Capital,
            6.875%, 11/01/05          1,761.4
  1,700,000 Verizon Global
            Funding,
            6.75%, 12/01/05           1,757.4
  1,600,000 Wal-Mart Stores,
            6.875%, 08/10/09          1,714.0
                                   ----------
            United States            96,600.4

 Investment Companies (1%)
  2,027,836 Bunker Hill Money
            Market Fund *             2,027.8
                                   ----------

 Total (Cost - $300,268.4) (a)
 (99%)                              294,993.5

 Other Assets, net of Liabilities
 (1%)                                 3,334.4
                                   ----------

 Net Assets (100%)                 $298,327.9
                                   ==========

* Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 2,743,945
   Unrealized depreciation       (8,018,855)
                                -----------
   Net unrealized depreciation  $(5,274,910)
                                ===========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

Open Futures Contracts

Number                               Expiration         Current          Unrealized
of Contracts     Contract Type          Date             Value          Appreciation
------------------------------------------------------------------------------------
11               Japan 10 Year         Jun-02         $11,879,177         $129,478
                 Bond Future

Open Forward Currency Contracts

                                                                Unrealized
Delivery                                Contract   Contract    Appreciation
Date                  Currency           Price      Value     (Depreciation)
----------------------------------------------------------------------------
Assets:
5/31/2002     Australian Dollar (Sell)   0.5356  $  6,116,910  $    49,890
5/31/2002     Canadian Dollar (Sell)     0.6368     2,980,363        3,037
5/31/2002     New Zealand Dollar (Sell)  0.4458     9,820,225       15,509
                                                 ------------  -----------
                                                 $ 18,917,498  $    68,436
                                                 ============  ===========
Liabilities:
5/31/2002     Euro (Sell)                0.8997  $ 34,187,549  $  (367,549)
5/31/2002     Euro (Sell)                0.8997    71,991,780     (739,571)
5/31/2002     British Pound (Sell)       1.4543    17,058,822      (97,242)
5/31/2002     Japanese Yen (Sell)        0.0078    49,524,965     (533,070)
5/31/2002     Swedish Krona (Sell)       0.0971     6,179,136      (22,833)
                                                 ------------  -----------
                                                 $178,942,251  $(1,760,265)
                                                 ============  ===========

                       See notes to financial statements.

                                                           Semi-Annual Report  5

Emerging Markets Bond Fund


The Emerging Markets Bond Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests at least 75% of its total assets in debt securities issued by governments, agencies and instrumen-talities of emerging market countries, and corporations organized or headquar-tered in emerging market countries. Substantially all of these securities are rated below investment grade.

Statistics

----------------------------------
Net Assets (in millions)     $40.4
Number of Issues                38
Average Maturity          11 years
SEC Yield                    7.17%
----------------------------------

Country Allocation

------------------
Russia         17%
Brazil         16%
Mexico         15%
United States   6%
Philippines     6%
Bulgaria        5%
Malaysia        5%
Romania         5%
Peru            4%
Ecuador         4%
Poland          3%
Panama          3%
Ukraine         3%
Other           8%
------------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Brazil (16%)
 2,216,538 Brazil C-Bond,
           8.00%, 4/15/14           $1,748.3
 1,250,000 Brazil DCB,
           3.125%, 4/15/12             901.6
 1,250,000 Brazil Discount,
           3.0625%, 4/15/24            897.4
 1,500,000 Brazil Global Bond,
           10.125%, 5/15/27          1,119.7
 1,000,000 Brazil,
           11.00%, 1/11/12             880.0
 1,000,000 Republic of Brazil
           11.25%, 7/26/07             950.0
                                    --------
           Brazil                    6,497.0
 Bulgaria (5%)
 2,100,000 Bulgaria Government
           Bond,
           4.5625%, 7/28/12          1,921.5
 Costa Rica (2%)
   650,000 Costa Rica,
           8.11%, 2/1/12 (b)           666.2
 Croatia (2%)
   731,691 Croatia,
           2.875%, 7/31/06             727.1
 Ecuador (4%)
 2,500,000 Republic of Ecuador,
           5.00%, 8/15/30            1,447.5
 Malaysia (5%)
 1,250,000 Malaysia,
           8.75%, 6/01/09            1,428.0


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   700,000 Petronas,
           7.75%, 8/15/15           $  746.1
                                    --------
           Malaysia                  2,174.1
 Mexico (15%)
   500,000 Innova S De RL
           12.875%, 4/1/07             465.0
   870,000 Mexico,
           6.25%, 12/31/19             827.6
   500,000 Pemex Project
           Funding,
           8.50%, 2/15/08              532.5
 1,000,000 United Mexican
           States,
           11.375%, 9/15/16          1,292.0
   980,000 United Mexican
           States,
           6.25%, 12/31/19             932.2
 1,750,000 United Mexican
           States,
           9.875%, 2/01/10 (c)       2,016.0
 1,000,000 United Mexican
           States,
           Zero Coupon, 6/30/03          1.8
                                    --------
           Mexico                    6,067.1
 Panama (3%)
 1,481,475 Republic of Panama,
           4.75%, 7/17/14            1,346.6
 Peru (4%)
 1,000,000 Republic of Peru,
           4.00%, 3/07/17              735.0
 1,028,000 Republic of Peru,
           9.125%, 2/21/12 (b)         997.2
                                    --------
           Peru                      1,732.2


6  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal         Security
 or Shares       Description       Value (000)
----------------------------------------------
 Philippines (6%)
     500,000 Philippine Long
             Distance,
             7.85%, 3/6/07          $   455.0
     750,000 Republic of
             Philippines,
             9.50%, 10/21/24            810.0
   1,100,000 Republic of
             Philippines,
             9.875%, 1/15/19          1,138.5
                                    ---------
             Philippines              2,403.5
 Poland (3%)
   1,225,000 Republic of Poland,
             6.00%, 10/27/14          1,233.6
 Romania (5%)
   1,000,000 Romania
             10.625%, 6/27/08
             (c)                        994.6
     900,000 Romania,
             11.50%, 11/10/05
             (c)                        907.7
                                    ---------
             Romania                  1,902.3
 Russia (17%)
   1,100,000 Ministry of Finance
             Russia,
             3.00%, 5/14/06             885.5
   1,300,000 Russian Federation,
             10.00%, 6/26/07          1,394.3
   1,200,000 Russian Federation,
             12.75%, 6/24/28          1,464.0
   2,750,000 Russian Federation,
             5.00%, 3/31/30 (b)       1,915.4
   1,750,000 Russian Federation,
             5.00%, 3/31/30           1,218.9
                                    ---------
             Russia                   6,878.1
 South Africa (2%)
     750,000 Republic of South
             Africa,
             9.125%, 5/19/09            831.0
 South Korea (1%)
     500,000 Korea Development
             Bank,
             7.25%, 5/15/06             540.8
 Ukraine (3%)
   1,157,000 Ukraine Government,
             11.00%, 3/15/07          1,185.9
 Venezuela (0%)
       1,250 Venezuela Oil
             Warrants                     --

 Investment Companies (6%)
   2,463,811 Bunker Hill Money
             Market Fund *            2,463.8
                                    ---------
 Total (Cost - $37,726.4) (a)
 (99%)                               40,018.3
 Other Assets, net of Liabilities
 (1%)                                   395.4
                                    ---------
 Net Assets (100%)                  $40,413.7
                                    =========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $2,560,893
   Unrealized depreciation        (269,029)
                                ----------
   Net unrealized appreciation  $2,291,864
                                ==========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) All or a portion of the security is held by the custodian in a segregated account.

DCB: Debt Conversion Bond
FLIRB: Front Loaded Interest Reduction Bond
PDI: Past-Due Interest
VRR: Value Recovery Right

Open Swap Contracts

Contract                    Expiration Notional   Unrealized
Type                           Date    Principal Appreciation
-------------------------------------------------------------
Mexico Credit Default Swap    Aug-04   $400,000     $6,360

Open Forward Currency Contracts

Delivery                  Contract  Contract    Unrealized
Date           Currency    Price     Value    (Depreciation)
------------------------------------------------------------
Liabilities:
5/31/2002     Euro (Sell)  0.8997  $2,015,266   $(20,703)

                       See notes to financial statements.

                                                           Semi-Annual Report  7

Global Balanced Fund


The Global Balanced Fund seeks to realize long-term capital appreciation. The Fund divides the investment of its assets between a common stock portfolio and an investment grade debt securities portfolio. The investment process includes allocation decisions between debt securities and common stocks, between U.S. issuers and foreign issuers, and between securities payable in U.S. dollars and in foreign currencies. The Fund may invest up to 20% of its assets in emerging markets countries.

Statistics

-------------------------------------
Net Assets (in
 millions)                       $8.5
Number of Issues                  117
Average Market Cap
 (Equity)               $32.3 Billion
-------------------------------------

Top Equity Allocations

-------------------
United States   33%
United Kingdom  20%
France          11%
Germany          9%
Switzerland      8%
Netherlands      6%
-------------------


Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (49%)

 Consumer Discretionary (3%)
     400   Castorama Dubois
           Investing                $   22.3
     790   Daimerchrysler AG            36.5
   1,550   Havas Advertising SA         11.6
     780   Hennes & Mauritz--Cl.
           B                            15.5
   1,230   Luxottica Group SpA          25.1
   1,300   Man AG                       30.8
   1,700   Matalan PLC                   8.7
     460   Renault                      21.3
     830   Siemens AG                   50.2
     160   Swatch Group AB              15.3
   1,700   United Business Media
           PLC                          12.9
     460   Volkswagen Preferred         14.6
                                    --------
           Consumer
           Discretionary               264.8

 Consumer Staples (6%)
     250   Adecco SA                    15.8
     670   Aventis SA                   47.6
   3,200   Diageo PLC                   42.5
   3,160   Glaxo SmithKine PLC          76.4
     180   Loreal                       14.1
     245   Nestle                       57.9
   1,600   Novartis AG                  67.1
     500   Roche Holding AG             37.9
   1,700   Shire Pharmaceuticals
           Group PLC (b)                12.6
   2,340   South African
           Breweries PLC                19.0
   3,180   Tesco PLC                    12.2
     810   Vivendi Universal            25.8
                                    --------
           Consumer Staples            428.9

 Energy (4%)
  13,626   BP Amoco PLC                116.2
   2,470   BT Group PLC                  9.3
   1,650   Endesa SA                    25.3
     400   Royal Dutch Petroleum        21.2
     530   Sanofi Synthelabo SA
           (b)                          33.9
  12,100   Shell Transporting &
           Trading Co. PLC              86.1
     565   TotalFinaElf Sa              85.6
                                    --------
           Energy                      377.6


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Exchange Traded Funds (16%)
   2,400   S & P 500 Depository
           Receipt                  $   259.2
  11,400   S&P MidCap Depository
           Receipt                    1,126.1
                                    ---------
           Exchange Traded Funds      1,385.3

 Financials (10%)
   1,880   ABN Amro Holding NV           37.3
     750   Aegon NV                      17.2
     100   Allianz AG                    23.5
   2,240   Allied Irish Banks
           PLC                           29.6
   1,050   Assicurazioni
           Generali                      25.4
   1,810   Axa                           38.4
   9,100   Intesa BCI SpA                29.4
   6,330   Banco Santander
           Central Hispano SA            58.6
   5,600   Barclays PLC                  49.0
     240   Bayerische Hypo Und
           Vereinsbank AG                 8.4
   1,000   BNP Paribas SA                52.3
   2,550   CGU PLC                       26.2
     600   Cie Financiere
           Richemont AG                  13.6
   1,500   Credit Suisse Group           53.5
   7,320   Unicredito Italiano
           SpA                           34.0
     630   Deutsche Bank AG              41.8
   6,400   HSBC Holdings PLC             75.5
   2,868   ING Group NV                  75.7
   6,800   Lloyds TSB Group PLC          78.2
      70   Muenchener
           Rueckversicherungs-
           Gesellschaft AG               17.3
   1,360   Prudential PLC                14.5
   2,400   Skandinaviska
           Enskilda Banken AB            23.0
     520   UBS AG                        25.1
                                    ---------
           Financials                   847.5

 Industrials (2%)
   2,400   ABB Ltd                       21.5
   2,300   Alstom                        29.8
   3,000   Brambles Industries
           PLC                           14.9
   1,000   Grupo Ferrovial SA            24.2
       1   HBOS PLC                        --
  12,500   Invensys PLC                  19.6
   5,200   Skanska AB--B                 37.0

8  Paydenfunds

Schedule of Investments - April 30, 2002
------------------------------------------------------------

 Principal
 or Shares  Security Description                 Value (000)
------------------------------------------------------------

   1,600   Smiths Group PLC (b)                   $   18.9
                                                  --------
           Industrials                               165.9

 Luxury Goods (0%)
     170   Gucci Group NV                             16.5
     170   LVMH Moet Hennessy Louis Vuitton SA         8.9
                                                  --------
           Luxury Goods                               25.4

 Materials (2%)
     430   Acerinox SA                                16.5
   1,300   Basf AG                                    55.5
     750   Clariant AG                                17.8
     410   Degussa AG                                 12.5
     280   Pechiney SA                                13.5
     650   Rio Tinto PLC                              12.1
     820   Stora Enso Oyj                             10.4
     800   Xstrata PLC (b)                            10.9
                                                  --------
           Materials                                 149.2

 Technology (2%)
     160   Altana AG                                   9.0
   1,030   Asm Lithography
           Holding NV (b)                             23.4
     170   Cap Gemini                                  9.9
   1,280   Infineon Technologies
           AG                                         23.2
   1,910   Philips Electronics
           NV                                         59.0
     600   Qiagen NV (b)                               7.8
     130   SAP AG                                     16.8
     400   Thomson Multimedia
           (b)                                        10.9
   2,300   Tomra Systems Asa                          17.5
                                                  --------
           Technology                                177.5

 Telecommunications (3%)
   1,500   British Sky
           Broadcasting Group
           PLC                                        16.8
   4,000   Cable & Wireless PLC                       10.6
   1,600   Deutsche Telekom Ag--
           Reg                                        21.3
   3,590   Nokia Oyj                                  58.1
   2,000   Orange SA (b)                              11.5
   2,310   Pearson PLC                                27.8
   4,800   Telefonica SA                              51.4
  53,974   Vodafone Group PLC                         87.1
                                                  --------
           Telecommunications                        284.6

 Utilities (1%)
       1   BG Group PLC                                 --
      50   Enel SpA                                    0.3
       1   Lattice Group PLC                            --
     370   RWE AG                                     14.0
   1,150   Suez                                       34.2
                                                  --------
           Utilities                                  48.5
                                                  --------

 Total Common Stocks (Cost -                       4,155.2
  $4,731.3)

 Bonds and Notes (45%)

 Foreign Corporate (4%)
  50,000   Citibank Credit Card
           Master Trust 4.50%,
           8/25/04                                    45.0
  50,000   GMAC Swift Trust
           1999-1
           5%, 1/18/05                                45.4
  50,000   MBNA American Europe,
           4.375%, 8/19/04
           (Euro)                                     44.9

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 24,000,000 Pfandbrief Ost Land
            Hypo
            1.60%, 2/15/11          $  193.0
                                    --------
            Foreign Corporate          328.3

 Foreign Government (30%)
    180,000 Australian
            Government
            5.75%, 06/15/2011           94.4
     50,000 Bundesrepublic
            Deutschland
            5%, 7/04/11                 44.7
    200,000 Bundesrepublic
            Deutschland
            6%, 1/05/06                188.7
    370,000 Bundesrepublic
            Deutschland,
            5.25%, 1/4/11              336.6
    250,000 Bundesrepublic
            Deutschland,
            5.625%, 1/4/28             227.4
    310,000 Bundesrepublic
            Deutschland,
            6.00%, 1/4/07              294.0
    200,000 Bundesrepublic
            Deutschland,
            6.75%, 7/15/04             189.7
 96,000,000 Deutsche
            Ausgleichsbank,
            1.85%, 9/20/10             799.2
  1,600,000 Swedish Government
            Bond,
            6.5%, 5/5/08               164.1
     70,000 United Kingdom
            Treasury,
            5%, 03/07/25               101.0
    120,000 United Kingdom
            Treasury,
            7.25%, 12/7/07             191.9
                                    --------
            Foreign Government       2,631.7

 U.S. Treasury (11%)
    350,000 U.S. Treasury Bond,
            5.5%, 8/15/28              338.3
     90,000 U.S. Treasury Note,
            5.625%, 05/15/08            94.2
    140,000 U.S. Treasury Note,
            5.75%, 8/15/03             145.6
    200,000 U.S. Treasury Note,
            7.00%, 7/15/06             220.4
     95,000 U.S. Treasury Note,
            5.75%, 8/15/10              99.5
                                    --------
            U.S. Treasury              898.0

 Total Bonds and Notes (Cost -       3,858.0
  $3,958.6)
                                    --------

 Investment Companies (4%)
    355,771 Bunker Hill Money
            Market Fund *              355.8
                                    --------

 Total (Cost - $9,045.6) (a)         8,369.0
 (98%)

 Other Assets, net of Liabilities      157.1
 (2%)
                                    --------

 Net Assets (100%)                  $8,526.1
                                    ========


*Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

                       See notes to financial statements.

                                                           Semi-Annual Report  9

Global Balanced Fund continued

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 121,107
   Unrealized depreciation       (797,752)
                                ---------
   Net unrealized depreciation  $(676,645)
                                =========

(b)  Non-income producing security.

Open Futures Contracts

                                                                          Unrealized
Number of      Contract             Expiration         Current           Appreciation
Contracts      Type                    Date             Value           (Depreciation)
--------------------------------------------------------------------------------------
    1          S&P 500                Jun-02           $269,300             $2,820
    3          Canadian TSE           Jun-02            165,979             (5,288)
               60 Index
    4          Japanese TSE           Jun-02            336,216              3,145
               Topix Index
                                                       --------             ------
                                                       $771,495             $  677
                                                       ========             ======

Open Forward Currency Contracts

                                                                    Unrealized
Delivery                              Contract      Contract       Appreciation
Date            Currency               Price         Value        (Depreciation)
--------------------------------------------------------------------------------
Assets:
5/31/2002       Australian Dollar      0.5356      $   96,414        $    786
                (Sell)

Liabilities:
5/31/2002       British Pound          1.4543      $  312,672        $ (1,782)
                (Sell)
5/31/2002       Japanese Yen           0.0078       1,006,589         (10,835)
                (Sell)
5/31/2002       Swedish Krona          0.0971         167,082            (617)
                (Sell)
                                                   ----------        --------
                                                   $1,486,343        $(13,234)
                                                   ==========        ========

                       See notes to financial statements.

10  Paydenfunds

EurOpportunity Fund

The EurOpportunity Fund seeks to realize long term capital appreciation. The Fund primarily invests in the common stocks of 40-70 issuers organized or headquartered in European countries. Under normal market conditions the Fund will have a weighted average market capitalization (total market price of outstanding securities) of no greater than $1 billion. The Fund may also invest up to 20% of its assets in European emerging markets countries.
Statistics

--------------------------------------
Net Assets (in millions)          $7.6
Number of Issues                    30
Average Market Cap        $1.1 billion
--------------------------------------

Top Country Allocations

----------------
France       32%
Germany      24%
Netherlands  12%
Italy         7%
Ireland       6%
----------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Commercial Services (2%)
   4,000   Singulus Technologies
           (b)                       $ 122.0

 Communication Services (4%)
  12,000   SR Teleperformance          301.6

 Computers and Software (10%)
  21,000   Alten (b)                   351.9
  10,000   Thiel Logistik AG (b)       106.3
  10,000   Transiciel SA               327.9
                                     -------
           Computers and
           Software                    786.1

 Consumer Cyclicals (6%)
   6,000   JC Decaux SA (b)             74.6
   9,300   Medion AG                   318.4
   2,000   Tod's SpA (b)                99.1
                                     -------
           Consumer Cyclicals          492.1

 Consumer Staples (8%)
  30,000   Kamps AG                    334.6
  10,200   Penauille
           Polyservices                300.5
                                     -------
           Consumer Staples            635.1

 Financials (13%)
  78,000   Anglo Irish Bank            420.2
  20,000   Corporacion Mapfre SA       135.0
   5,000   Euronext                    103.6
   3,400   MLP AG                      202.8
   4,000   Tecis Holdings AG            97.3
                                     -------
           Financials                  958.9

 Health Care (16%)
  10,000   MEDIDEP SA (b)              270.3
  19,000   Qiagen NV (b)               246.1
   6,800   Rhoen Klinikum AG           392.7
  17,000   Sanochemia
           Pharmazeuthika AG (b)       268.0
                                     -------
           Health Care               1,177.1


---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Luxury Goods (6%)
  100,000  Ferretti SpA            $  342.3
    1,500  Rodriguez Group             90.4
                                   --------
           Luxury Goods               432.7

 Semiconductors (17%)
    1,500  ASM International NV
           (b)                         34.5
    5,000  ASM International NV
           (b)                        117.8
   42,000  BE Semiconductor
           Industries NV (b)          338.3
    8,000  SEZ Holding AG             400.1
   18,500  Silicon-On-Insulator
           Technologies (b)           250.0
    5,600  Suess Microtec (b)         161.4
                                   --------
           Semiconductors           1,302.1

 Telecommunications (8%)
   30,000  Tandberg Asa (b)           362.4
    6,800  Wavecom (b)                237.1
                                   --------
           Telecommunications         599.5

 Investment Companies (7%)
  499,780  Bunker Hill Money
           Market Fund *              499.8
                                   --------

 Total (Cost - $11,086.0) (a)
 (97%)                              7,307.0

 Other Assets, net of Liabilities
 (3%)                                 259.9
                                   --------

 Net Assets (100%)                 $7,566.9
                                   ========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $   709,051
   Unrealized depreciation       (4,487,993)
                                -----------
   Net unrealized depreciation  $(3,778,942)
                                ===========

(b) Non-income producing security.

                       See notes to financial statements.

                                                          Semi-Annual Report  11

World Target Twenty Fund

The World Target Twenty Fund seeks to realize long-term capital appreciation. The Fund invests primarily in 20-40 common stocks selected for their growth po-tential. There are no limitations on the countries in which the Fund may in-vest.

Statistics

--------------------------------------
Net Asset (in millions)           $3.8
Number of Issues                    46
Average Market Cap       $38.8 billion
--------------------------------------

Top Equity Holdings

-----------------------
AngloGold Limited  2.9%
Commerzbank AG     2.5%
Renault SA         2.5%
-----------------------


Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Consumer Discretionary (15%)
  62,000   Grupo Elektra SA (b)      $ 62.7
   1,200   International Game
           Technology (b)              75.5
   3,700   Molson Inc. (b)             84.9
     700   Nike Inc. - Cl. B           37.3
   2,300   RadioShack Corp.            71.8
   1,600   Renault                     74.2
   6,000   Shiseido Company Ltd.       66.6
   4,000   TOKYO STYLE Co.             35.8
     700   Wal-Mart Stores Inc.        39.1
   7,000   Wal-Mart de Mexico SA       20.2
                                     ------
           Consumer
           Discretionary              568.1

 Consumer Staples (4%)
  17,500   Grupo Industrial
           Maseca SA                    8.3
   1,700   Kellogg                     61.1
   2,800   Pepsi Bottling Group
           Inc.                        80.2
                                     ------
           Consumer Staples           149.6

 Energy (4%)
   2,060   EnCana Corp.                64.8
   2,300   Suncor Energy               80.0
                                     ------
           Energy                     144.8

 Exchange Traded Funds (9%)
   2,500   NASDAQ - 100 SHARES
           (b)                         79.4
   2,300   S & P 500 Depository
           Receipt                    248.4
                                     ------
           Exchange Traded Funds      327.8

 Financials (7%)
   1,700   Citigroup Inc.              73.6
   4,200   Commerzbank                 75.7
     800   Hartford Financial
           Services Group              55.4
  15,000   NIPPONKOA Insurance
           Co. (b)                     55.7
                                     ------
           Financials                 260.4

 Health Care (5%)
   2,600   Dr. Reddy's Labs -
           ADS                         56.9
   1,300   Johnson & Johnson           83.0
     900   Pharmacia Inc.              37.1
                                     ------
           Health Care                177.0

 Industrials (4%)
     800   Boeing Co.                  35.6
   1,300   British Airways - ADS       44.7
   3,000   Equifax Inc.                82.0
                                     ------
           Industrials                162.3

 Materials (5%)
   3,800   Anglogold Ltd - ADS
           (b)                        101.8
   1,300   Cemex Sa                    41.2

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    3,400  Freeport-McMoRan
           Copper & Gold,
           Inc. (b)                 $   60.4
                                    --------
           Materials                   203.4

 Technology (15%)
    1,500  Affiliated Computer
           Services - Cl. A (b)         81.1
    3,600  Applied Materials (b)        87.6
    1,900  Business Objects -
           ADS (b)                      64.0
    1,600  Cerner Corp. (b)             85.0
    1,100  Mercury Interactive
           Corp. (b)                    41.0
    1,000  Microsoft Corp. (b)          52.3
    2,100  PMC Sierra Inc. (b)          32.7
    1,100  Siebel Systems Inc.
           (b)                          26.6
    2,200  Texas Instruments
           Inc.                         68.0
    1,800  Veritas Software
           Corp. (b)                    51.0
                                    --------
           Technology                  589.3

 Telecommunications (8%)
    2,800  SK Telecom - ADS (b)         59.9
    2,300  Swisscom AG - ADS            67.6
    2,300  Telefonos De Mexico
           SA                           87.0
    1,100  Verizon
           Communications Inc.          44.1
    1,200  Vimpelcom SP (b)             28.4
                                    --------
           Telecommunications          287.0

 Call Options Purchased (0%)
       40  Tyco International
           Ltd.                          0.4

 Investment Companies (25%)
  953,982  Bunker Hill Money
           Market Fund *               954.0
                                    --------

 Total (Cost - $3,824.1) (a)
 (101%)                              3,824.1

 Liabilities in Excess of Other
 Assets                                (15.5)
                                    --------

 Net Assets (100%)                  $3,808.6
                                    ========

*Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $208,208
   Unrealized depreciation      (122,126)
                                --------
   Net unrealized appreciation  $ 86,082
                                ========

(b) Non-income producing security.

Open Futures Contracts

Number of   Contract  Expiration Current    Unrealized
Contracts     Type       Date     Value   (Depreciation)
--------------------------------------------------------
  1        NASDAQ 100   Jun-02   $128,000   $(26,827)

                       See notes to financial statements.

12  Paydenfunds

Growth & Income Fund


The Growth & Income Fund seeks to provide growth of capital and some current income. To achieve these objectives the Growth & Income Fund normally invests approximately half of its assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. This strategy is commonly referred to as investing in the "dogs of the Dow." The remaining assets are invested in se-curities intended to replicate the total return of the S&P 500 Index, normally Standard & Poor's Depository Receipts, and equity index mutual funds.

Statistics

-------------------------------
Net Assets (in millions)  $82.7
Number of Issues             16
Gross Dividend Yield*      2.5%
Dividend Yield/S&P 500     1.4%
------------

* Prior to fund expenses
---------------------------------

Top Equity Holdings

---------------------------------
General Motors Corp          6.5%
Phillip Morris Co., Inc.     5.8%
Eastman Kodak Co.            5.4%
Caterpillar Inc.             5.1%
DuPont de Nemours and Co.    5.1%
International Paper Company  5.1%
---------------------------------

Schedule of Investments - April 30, 2002
--------------------------------------------------------------------

 Principal
 or Shares             Security Description              Value (000)
--------------------------------------------------------------------
 Consumer Discretionary (12%)
  138,600  Eastman Kodak                                  $4,464.3
   83,500  General Motors Corp.                            5,356.6
                                                          --------
           Consumer Discretionary                          9,820.9

 Consumer Staples (6%)
   87,057  Phillip Morris Co., Inc.                        4,738.5

 Energy (5%)
  102,600  Exxon Mobil Corp.                               4,121.5

 Exchange Traded Funds (35%)
  162,700  iShares Russell 1000 Value Index Fund           9,051.0
   20,100  iShares Standard & Poor's Small Capital 600     2,539.6
   64,400  NASDAQ-100 SHARES (b)                           2,045.3
   52,800  S & P 500 Depository Receipt                    5,702.4
   94,300  S&P MidCap Depository Receipt                   9,315.0
                                                          --------
           Exchange Traded Funds                          28,653.3

 Financials (5%)
  111,700  J.P. Morgan Chase & Co.                         3,920.7

 Health Care (4%)
   68,000  Merck & Co., Inc.                               3,695.1

 Industrial (5%)
   78,600  Caterpillar International                       4,293.1

 Materials (10%)
   94,600  DuPont de Nemours and Co.                       4,209.7
  101,200  International Paper Co.                         4,192.7
                                                          --------
           Materials                                       8,402.4

 Telecommunications (4%)
  101,800  SBC Communications                              3,161.9


---------------------------------------------------------

 Principal
 or Shares        Security Description        Value (000)
---------------------------------------------------------
 Put Option Purchased (0%)
        120 Eastman Kodak                          180.0

 Investment Companies (14%)
 11,754,485 Bunker Hill Money Market Fund *     11,754.5
                                               ---------

 Total (Cost - $87,345.8) (a) (100%)            82,741.9

 Liabilities in excess of Other Assets (0%)        (78.7)
                                               ---------

 Net Assets (100%)                             $82,663.2
                                               =========


*  Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $    57,898
   Unrealized depreciation       (4,603,912)
                                -----------
   Net unrealized appreciation  $(4,546,014)
                                ===========

(b) Non-income producing security.

Written Option Activity

                                            Number of Contract
                                            Contracts Premium
                                            --------- --------
Options outstanding at beginning of period        0   $      0
Options sold                                  1,200    147,898
Options exercised, cancel or expired
                                              -----   --------
Options outstanding at end of period          1,200   $147,898
                                              =====   ========

                       See notes to financial statements.

                                                          Semi-Annual Report  13

Market Return Fund


The Market Return Fund seeks to realize a total return in excess of the S&P 500 Index. To achieve this objective, the Market Return Fund divides the investment of its assets between a portfolio of debt and other income-producing securities and a portfolio of equity-based derivative instruments, such as stock index futures and equity swap contracts.

Statistics

--------------------------------
Net Assets (in millions)   $19.5
Number of Issues              57
Average Maturity          0.5 yr
SEC Yield                  2.76%
--------------------------------

Portfolio Composition

--------------------
Mortgage Backed  39%
Asset Backed     35%
Corporate Bonds  16%
Cash Equivalent  10%
--------------------

Equity Exposure

-------------------------
S&P Futures           85%
S&P Midcap Futures     7%
Russell 2000 Futures   8%
-------------------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (35%)
   400,000 American Express
           Credit Account 1999-5
           B,
           2.34%, 2/15/07            $401.9
   500,000 ARC 2000-BC3 M1,
           2.45%, 9/25/30             500.4
   500,000 Associates Credit
           Card Trust 2000-2 B,
           2.2%, 9/18/06              500.1
   100,000 BA Master Credit Card
           Trust
           1999-B C,
           2.73%, 8/16/04(b)          100.0
   499,397 Bear Stearns Alt-A
           Trust 2002-1 IA22,
           3.9%, 3/25/32              500.0
   150,000 Capital One Master
           Trust 2000-1 B,
           7.3%, 4/17/06              155.3
   400,000 Chase Credit Card
           Master Trust
           2001-3 B,
           2.2%, 9/15/06              400.7
   319,034 Chase Funding
           Mortgage Loan Asset
           Backed 2000-3 IIA1,
           2.07%, 10/25/30            318.8
   500,000 First Bankcard Master
           Credit Card Trust,
           2001-1A B,
           2.28%, 11/15/06(b)         500.0
   110,000 Ford Credit Auto
           Owner Trust,
           2.66%, 4/17/03             109.3
 2,250,000 GMAC 2001-HE1A,
           Interest Only,
           8.00%, 9/25/03             232.9
   500,000 GMAC 2002-J3 A6,
           2.35%, 5/25/17             499.6
   225,000 Option One Mortgage
           Loan Trust 2002-1 M1,
           2.6%, 2/25/32              225.0


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  199,527  Provident Bank
           Equipment Lease Trust
           2000-1A C,
           2.7%, 11/25/11(b)        $  199.3
  138,780  Residential Funding
           Mortgage Securities,
           2000-HI4 AI2,
           7.39%, 4/25/11              139.0
  398,667  UMSC 1994-1 AM,
           4.6589%, 6/25/32            398.7
  500,000  WAMU 2000-1 M2,
           2.65%, 1/25/40              495.5
  492,111  Washington Mutual
           2002-AR4 A2A,
           3%, 4/25/32                 492.2
  500,000  World Omni Automobile
           Lease Securitization
           2.75%, 07/20/07(b)          498.4
  300,000  World Omni Master
           Owner Trust
           2.31%, 3/15/05(b)           300.1
                                    --------
           Asset Backed
           Securities                6,967.2

 Commercial Paper (6%)
  400,000  Abbott Labs
           1.76%, 5/22/02              399.6
  400,000  General Electric
           Capital
           1.8%, 5/21/02               399.6
  400,000  Marsh & McLennan
           1.76%, 6/4/02               399.3
                                    --------
           Commercial Paper          1,198.5

 Corporate Bonds (16%)
  135,000  Allete
           2.79875%, 10/20/03          134.3
  110,000  British Telecom Plc,
           3.295%, 12/15/03            110.1
  100,000  Conoco
           2.83%, 04/15/2003           100.5


14  Paydenfunds

Schedule of Investments - April 30, 2002
-------------------------------------------------------------

 Principal
 or Shares  Security Description                  Value (000)
-------------------------------------------------------------
   125,000 Countrywide Home Loan
           2.39125%, 10/01/03                       $ 125.1
   125,000 Dominion Resources,
           Inc.,
           2.65%, 9/16/02                             125.1
   210,000 Duke Capital
           2.5%, 2/28/03 (b)                          210.3
   210,000 Eaton Corp.,
           2.67%, 4/24/03                             210.3
   100,000 GMAC,
           2.66875%, 1/20/04                           99.5
   210,000 Goldman Sachs Group
           2.26%, 2/25/05                             210.0
    50,000 Harrahs Operating
           Co.,
           7.875%, 12/15/05                            51.9
   220,000 Household Finance, Medium Term Note,
           2.38%, 8/1/03                              218.9
   110,000 International Paper
           Co.,
           8.%, 7/8/03                                115.4
   110,000 Kellogg Co.,
           5.50%, 4/01/03                             112.1
   100,000 MBNA Corp.,
           3%, 6/13/03                                 99.8
   125,000 Norfolk Southern
           2.5825%, 7/07/03                           125.2
    50,000 Park Place
           Entertainment,
           7.875%, 12/15/05                            50.9
   110,000 Sprint Capital Corp,
           7.625, 6/10/02                             110.0
   500,000 TRW,
           6.5%, 6/1/02                               500.6
   150,000 TXU Electric
           2.6%, 6/15/03 (b)                          150.2
   200,000 Washington Mutual,
           2.21%, 5/17/04                             199.8
                                                    -------
           Corporate Bonds                          3,060.0

 Mortgage Backed Securities (39%)
   475,964 Bear Stearns ARM
           2001-1 A3,
           6.61278%, 12/25/40                         486.7
   140,000 Bear Stearns
           Commercial Mortgage
           Security
           2.479%, 12/03/13 (b)                       140.0
    42,260 Drexel Burnham
           Lambert CMO Trust,
           2.6875%, 5/1/16                             42.3
   739,018 FHLMC #846423,
           6.705%, 5/1/25                             758.5
   400,000 FHLMC
           1.77%, 6/4/02                              399.5
   682,479 FNMA #323682,
           6.342%, 8/1/27                             701.4
 2,000,000 FNMA
           1.76%, 5/22/02                           1,997.5
   730,000 FNMA
           2.005%, 10/2/02                            723.6
 1,200,000 FNMA
           3.125%, 11/15/03                         1,201.5
   392,303 FNMA ARM #490626,
           5.691%, 11/1/28                            400.5
   214,027 Prudential Home
           Mortgage
           1993-57 A4,
           5.9%, 12/15/23                             217.4


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,137,500 Residential Asset
           Mortgage Products
           6.50%, 2/25/04           $   115.4
   478,357 Wells Fargo Mortgage
           Backed Securities
           2002-A A1,
           3.4%, 3/25/32                476.6
                                    ---------
           Mortgage Backed
           Securities                 7,660.9

 Investment Companies (2%)
   316,337 Bunker Hill Money
           Market Fund *                316.3
                                    ---------

 Total (Cost - $19,172.8) (a)
 (98%)                               19,202.9

 Other Assets, net of Liabilities
 (2%)                                   324.7
                                    ---------

 Net Assets (100%)                  $19,527.6
                                    =========


*  Affiliated Investment

All of the securities, except Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 77,977
   Unrealized depreciation       (47,803)
                                --------
   Net unrealized appreciation  $ 30,174
                                ========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

                                                                             Unrealized
Number of      Contract             Expiration           Current            Appreciation
Contracts      Type                    Date               Value            (Depreciation)
-----------------------------------------------------------------------------------------
   61          S&P 500                Jun-02           $16,427,300           $(840,331)
    5          Mid Cap 400            Jun-02             1,347,125               3,590
    6          Russell 2000           Jun-02             1,533,600              18,558
                                                       -----------           ---------
                                                       $19,308,025           $(818,183)
                                                       ===========           =========

                       See notes to financial statements.

                                                          Semi-Annual Report  15

U.S. Growth Leaders Fund


The U.S. Growth Leaders Fund seeks to realize long-term capital appreciation. The Fund invests primarily in the common stocks of very large American growth companies that are financially strong, well-established, and world leaders in their industries. The Fund is limited to investing in the largest 1,000 compa-nies ranked by market capitalization (total market price of outstanding equity securities). The Fund may invest up to 15% of its total assets in securities of foreign companies.

Statistics

---------------------------------------
Net Assets (in millions)          $12.1
Number of Issues                     68
Average Market Cap        $35.7 billion
---------------------------------------

Top Equity Holdings

---------------------------------------
North Fork Bancorporation, Inc.    2.3%
General Electric Co.               2.2%
Affliated Computer Services, Inc.  2.1%
International Game Technology      2.1%
Johnson & Johnson                  2.1%
---------------------------------------


Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (95%)
 Consumer Discretionary (12%)
    9,800  Autonation Inc. (b)      $  156.8
    4,700  Costco Wholesale
           Corp. (b)                   188.9
    4,000  International Game
           Technology (b)              251.8
    3,000  Michaels Stores (b)         121.4
    2,200  Nike Inc. - Cl. B           117.3
    8,900  Penney (JC)                 193.5
    3,700  Pixar (b)                   149.5
    6,500  RadioShack Corp.            202.8
    2,100  Wal-Mart Stores Inc.        117.3
                                    --------
           Consumer
           Discretionary             1,499.3

 Consumer Staples (7%)
   14,550  Archer-Daniels-
           Midland Co.                 193.1
    4,200  Kellogg                     150.9
    3,000  Kraft Foods Inc. -
            Cl. A                      123.1
    6,700  Pepsi Bottling Group
           Inc.                        191.9
    4,000  Safeway Inc. (b)            167.8
                                    --------
           Consumer Staples            826.8

 Energy (8%)
    3,500  Apache Corp.                204.2
    7,300  Consol Energy, Inc.         167.8
    5,500  Ocean Energy, Inc.          117.7
    6,500  Patterson-UTI Energy
           Inc. (b)                    208.0
    5,400  Suncor Energy               187.7
    7,700  XTO Energy                  157.1
                                    --------
           Energy                    1,042.5

 Exchange Traded Funds (3%)
   10,300  NASDAQ-100 iShares
           (b)                         327.1

 Financials (10%)
    4,100  Citigroup Inc.              177.5
    3,900  AmeriCredit Corp. (b)       151.4
    5,000  Equity Residential          141.0
    3,200  Fifth Third Bancorp         219.5
    2,100  Hartford Financial
           Services Group              145.5
    7,100  North Fork Bancorp          274.2
    2,300  Northern Trust              122.2
                                    --------
           Financials                1,231.3


-----------------------------------------------------------------

 Principal
 or Shares  Security Description                      Value (000)
-----------------------------------------------------------------
 Health Care (12%)
    2,100  Genentech, Inc. (b)                          $  74.6
    2,800  Gilead Sciences (b)                             87.1
    3,400  Hillenbrand Industries                         219.6
    3,900  Johnson & Johnson                              249.0
    1,500  Laboratory Corp. of America Holdings (b)       148.8
    4,800  Patterson Dental (b)                           221.3
    4,700  Pfizer                                         170.8
    2,800  Pharmacia Inc.                                 115.4
    3,800  Zimmer Holdings (b)                            131.9
                                                        -------
           Health Care                                  1,418.5

 Industrials (11%)
    6,300  Apollo Group - Cl. A
           (b)                                            241.5
    3,100  Boeing Co.                                     138.3
    4,100  ChoicePoint Inc. (b)                           227.3
    8,700  Equifax Inc.                                   237.7
    8,500  General Electric Co.                           268.2
    6,000  Honeywell International, Inc.                  220.1
                                                        -------
           Industrials                                  1,333.1

 Materials (8%)
    3,200  Ball Corp.                                     152.2
    4,100  Cabot Corp.                                    122.2
    3,400  Cemex Sa                                       107.8
   11,900  Freeport-McMoRan
           Copper & Gold, Inc. (b)                        211.3
    5,570  Newmont Mining Holding Co.                     159.3
    3,700  OM Group                                       247.0
                                                        -------
           Materials                                      999.8

 Technology (19%)
    4,800  Affiliated Computer
           Services - Cl. A (b)                           259.5
   10,200  Applied Materials (b)                          248.1
    4,300  Cerner Corp. (b)                               228.4
    5,000  Fairchild
           Semiconductor (b)                              134.7
    3,100  Hotels.com - Cl. A (b)                         195.1
    3,700  Mercury Interactive
           Corp. (b)                                      137.9
    3,900  Microsoft Corp. (b)                            203.8
    5,500  PMC Sierra, Inc. (b)                            85.6
    4,300  Siebel Systems, Inc. (b)                       104.0


16  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   17,500  Sun Microsystems,
           Inc. (b)                 $   143.2
    4,500  Tech Data Corp. (b)          213.0
    5,800  Texas Instruments
           Inc.                         179.4
    4,700  Veritas Software
           Corp. (b)                    133.2
                                    ---------
           Technology                 2,265.9

 Telecommunications (3%)
    4,900  Telefonos De Mexico
           SA                           185.4
    4,100  Verizon
           Communications Inc.          164.4
                                    ---------
           Telecommunications           349.8

 Utilities (2%)
    8,200  NiSource Inc.                181.2
    2,600  Questar Corp.                 72.5
                                    ---------
           Utilities                    253.7
                                    ---------

 Total Common Stocks (Cost -         11,547.8
  $11,527.9)

 Call Options Purchased (0%)
      145  Tyco International
           Ltd.                           1.5

 U.S. Government Agency (2%)
  200,000  FNMA Discount Note,
           1.67%,
           7/17/02 (c)                  199.3

 Investment Companies (4%)
  510,678  Bunker Hill Money
           Market Fund *                510.7
                                    ---------

 Total (Cost - $12,303.6) (a)        12,259.3
 (101%)

 Liabilities in excess of Other        (156.4)
 Assets (-1%)
                                    ---------
 Net Assets (100%)                  $12,102.9
                                    =========

 *Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 882,361
   Unrealized depreciation       (926,586)
                                ---------
   Net unrealized depreciation  $ (44,225)
                                =========

(b) Non-income producing security.

(c) All or a portion of the security is held by the custodian in a segregated account.

Open Futures Contracts

Number of       Contract             Expiration           Current              Unrealized
Contracts       Type                    Date               Value             (Depreciation)
-------------------------------------------------------------------------------------------
 1              NASDAQ 100             Jun-02             $128,000              $(26,827)


                      See notes to financial statements.

                                                          Semi-Annual Report  17

Small Cap Leaders Fund


The Small Cap Leaders Fund seeks to realize long-term capital appreciation. The Fund invests primarily in common stocks of small capitalization U.S. companies that are considered to have superior growth potential. The market capitaliza-tion of these companies is less than that of the 1,000 largest publicly traded U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign companies.

Statistics

--------------------------------------
Net Assets (in millions)         $18.7
Number of Issues                    83
Average Market Cap        $776 million
--------------------------------------

Top Equity Holdings

----------------------------
EMCOR Group, Inc.       2.1%
Regis Corporation       2.0%
DRS Technologies, Inc.  2.0%
Guitar Center, Inc.     1.8%
Sonic Automotive, Inc.  1.8%
----------------------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (92%)
 Consumer Discretionary (24%)
    6,100  Action Performance
           (b)                      $  287.0
    6,300  Aftermarket
           Technology Corp. (b)        144.6
   11,900  Charlotte Russe
           Holding Inc. (b)            334.9
   19,300  Chicago Pizza &
           Brewery Inc. (b)            131.2
    5,050  Fred's Inc.                 196.6
   17,500  Guitar Center Inc. (b)      345.5
    6,700  IHOP Corp. (b)              243.5
   15,400  Interactive Data
           Corp. (b)                   268.7
    4,400  Meritage Corp. (b)          197.1
   17,500  PETsMart Inc. (b)           262.9
   12,250  Regis Corp.                 368.2
    7,000  Ryan's Family Steak
           Houses Inc. (b)             183.4
    3,000  Ryland Group                330.0
    7,900  Skechers U.S.A. Inc. (b)    183.7
    8,900  Sonic Automotive Inc. (b)   342.2
    6,900  Sonic Corp. (b)             202.2
   15,200  Spanish Broadcasting
           System-Cl. A (b)            244.0
    9,100  Tuesday Morning Corp. (b)   242.5
                                    --------
           Consumer
           Discretionary             4,508.2

 Consumer Staples (5%)
    9,200  Cott Corp. (b)              186.0
   25,100  Elizabeth Arden Inc. (b)    298.4
    8,400  Green Mountain Coffee
           Inc. (b)                    206.7
    9,100  Performance Food
           Group Co. (b)               327.9
                                    --------
           Consumer Staples          1,019.0

 Energy (8%)
   12,700  Frontier Oil                266.7
    5,900  Gulf Island
           Fabrication Inc. (b)        108.9
   24,900  KCS Energy Inc. (b)          91.6
   12,300  Maverick Tube Corp. (b)     223.3
    8,800  Quick Silver
           Resources (b)               214.7
   17,700  Superior Energy
           Services Inc. (b)           197.5
  107,200  Synergy Technologies
           Corp. (b)                    72.9
    6,700  Universal Compression
           Holdings Inc. (b)           164.5
   10,300  Veritas DGC Inc. (b)        186.4
                                    --------
           Energy                    1,526.5


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------

 Financials (15%)
   8,282   BOK Financial Corp.
           (b)                      $  281.6
   9,900   Capital Automotive
           REIT                        239.6
   8,900   Developers
           Diversified Realty
           Corp.                       196.7
  10,200   Dime Community
           Bancshares                  237.3
  13,900   eSPEED Inc.-Cl. A (b)       171.5
  14,200   First American Corp.        313.8
  11,800   First Sentinel
           Bancorp Inc.                173.6
  10,300   Flagstar Bancorp Inc.       304.9
   7,400   New Century Financial
           Corp.                       176.9
   6,400   Quaker City Bancorp
           Inc. (b)                    241.7
  11,300   Reckson Associates
           Realty Corp.                275.7
  13,900   Ventas Inc.                 187.7
                                    --------
           Financials                2,801.0

 Health Care (9%)
   9,700   Genta Inc. (b)              130.3
   6,000   Haemonetics Corp. (b)       198.8
   5,500   Ilex Oncology Inc.
           (b)                          90.1
   6,700   Kensey Nash Corp. (b)       129.0
   6,800   MIM Corp. (b)               121.0
  21,300   Nabi
           Biopharmaceuticals
           (b)                         133.8
   6,000   Orthofix
           International N.V.-
           ADR (b)                     223.2
  15,700   Perrigo Co. (b)             195.9
   6,200   RehabCare Group Inc.
           (b)                         165.2
  10,000   Serologicals Corp.
           (b)                         205.1
   5,700   Syncor International
           Corp. (b)                   178.2
                                    --------
           Health Care               1,770.6

 Industrials (17%)
   5,900   Arbitron Inc. (b)           202.8
   2,400   Corinthian Colleges
           Inc. (b)                    141.3
   7,800   DRS Technologies (b)        360.8
   6,300   EMCOR Group, Inc. (b)       383.4
   9,175   FTI Consulting (b)          328.6
   4,500   Graco Inc.                  201.4
  15,600   Headwaters Inc. (b)         277.7
  10,000   Heartland Express
           Inc. (b)                    195.9
   4,900   Kennametal Inc.             194.3
   5,400   Manitowoc Co.               236.0
  14,800   Nordic American
           Tanker Shipping Ltd.        213.9


18  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
     5,800 Shaw Group Inc. (b)      $   177.1
     6,600 URS                          203.3
                                    ---------
           Industrials                3,116.5

 Materials (4%)
    17,200 Goldcorp Inc.                306.3
    15,500 Meridian Gold (b)            235.9
    11,400 Stillwater Mining Co.
           (b)                          200.1
                                    ---------
           Materials                    742.3

 Technology (10%)
    11,900 Acacia Research Corp.
           (b)                          125.4
     4,300 CACI International-
           Cl. A (b)                    129.7
     8,000 Cree Inc. (b)                 94.3
    10,500 CryptoLogic Inc. (b)         134.4
     7,900 EMS Technologies Inc.
           (b)                          183.0
     6,100 Genesis Microchip
           Inc. (b)                     146.5
     5,100 JDA Software Group
           (b)                          154.2
    10,700 Optimal Robotics-Cl.
           A (b)                        159.6
     3,100 Pediatrix Medical
           Group Inc. (b)               145.7
     7,000 TTI Team Telecom
           International
           Ltd. (b)                     166.3
     7,500 Websense Inc. (b)            200.3
     4,300 Zoran (b)                    155.7
                                    ---------
           Technology                 1,795.1

 Total Common Stocks (Cost -
   $15,350.6)                        17,279.2

 Investment Companies (9%)
           Bunker Hill Money
 1,710,409 Market Fund *              1,710.4
                                    ---------

 Total (Cost - $17,061.0) (a)
  (101%)                             18,989.6

 Liabilities in excess of Other
  Assets (-1%)                         (270.4)
                                    ---------

 Net Assets (100%)                  $18,719.2
                                    =========


*  Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $2,288,255
   Unrealized depreciation        (359,687)
                                ----------
   Net unrealized appreciation  $1,928,568
                                ==========

(b) Non-income producing security.

                       See notes to financial statements.

                                                          Semi-Annual Report  19

Bunker Hill Money Market Fund

The Bunker Hill Money Market Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with the preservation of principal and liquidity. The Fund invests only in high-quality corporate, bank and government debt securities with maturities of 397 days or less.

Statistics

---------------------------------
Net Assets (in millions)   $212.8
Number of Issues               40
Average Maturity          62 days
SEC 7-Day Yield             1.93%
---------------------------------

Portfolio Composition

-------------------------
Treasury/Agency       38%
Commercial Paper      23%
Corporate Notes       17%
Repurchase Agreement  10%
Asset Backed           5%
Cash Equivalent        7%
-------------------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (5%)
 5,340,461 Associates
           Manufactured Housing,
           2.09%, 7/15/30 (a)      $   5,340.5
 2,847,993 Premier Auto Trust,
           5.96%, 10/8/02              2,862.6
 2,275,411 World Omni Auto
           Trust,
           1.97%, 10/21/02             2,275.4
                                   -----------
           Asset Backed
           Securities                 10,478.5

 Certificates of Deposit (3%)
 6,000,000 Abbey National
           Treasury,
           2.7%, 12/27/02              5,999.7

 Commercial Paper (23%)
 4,000,000 Abbott Labs,
           1.76%, 5/22/02              3,995.9
 4,000,000 American Express CP,
           1.79%, 5/15/02              3,997.2
 4,000,000 American General CP,
           1.77%, 6/18/02              3,990.6
 4,000,000 American Honda
           Finance,
           1.75%, 5/22/02              3,995.9
 2,300,000 Bayer Hypo
           Vereinsbank,
           1.83%, 5/21/02              2,297.7
 4,000,000 Coca Cola CP,
           1.81%, 6/18/02              3,990.3
 4,000,000 General Electric
           Capital,
           1.8%, 5/21/02               3,996.0
 2,000,000 Goldman Sachs Group,
           2.17%, 9/18/02              2,001.5
 4,000,000 Marsh & McLennan,
           1.78%, 5/15/02              3,997.2
 4,000,000 Pfizer Inc. CP,
           1.77%, 5/2/02               3,999.8
 5,000,000 State Street Bank,
           1.91%, 6/20/02              5,000.0
 4,000,000 Toyota Motor Credit
           CP,
           1.73%, 6/10/02              3,992.3
 4,000,000 UBS CP,
           1.81%, 5/15/02              3,997.2
                                   -----------
           Commercial Paper           49,251.6

----------------------------------------------
 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Corporate Notes (17%)
  2,000,000 Alabama Power,
            2%, 3/3/03             $   2,001.1
  2,300,000 Bear Stearns,
            2.3975%, 3/28/03           2,304.5
  3,000,000 Canadian Imp Bank,
            1.79%, 5/20/02             3,000.0
  2,000,000 Caterpillar Finance
            Svcs.,
            2.22%, 9/5/02              2,001.4
  1,200,000 Countrywide Home Fl,
            6.34%, 2/27/03             1,234.2
  1,500,000 Dayton Hudson,
            6.625%, 3/1/03             1,543.1
  2,500,000 Duke Capital,
            2.5%, 2/28/03 (a)          2,500.0
  1,500,000 IBM Credit Corp.,
            6.45%, 11/12/02            1,530.1
  5,000,000 Merrill Lynch,
            7.52%, 5/3/02              5,000.9
  1,000,000 Norwest Corp.,
            6.375%, 9/15/02            1,015.1
    900,000 Pitney Bowes Credit,
            5.65%, 1/15/03               916.4
  7,200,000 Wal-Mart Stores,
            5.45%, 6/1/02              7,207.4
  2,000,000 Wal-Mart Stores,
            6.75%, 5/15/02             2,001.5
  4,500,000 Washington Mutual
            Bank,
            1.99%, 5/24/06             4,500.5
                                   -----------
            Corporate Notes           36,756.2

 Repurchase Agreements (10%)
 22,000,000 Morgan Stanley Tri
            Party,
            1.82%, 5/1/02 (b)         22,000.0

 U.S. Government Agency (38%)
 10,000,000 Fed Farm Credit
            Bank,
            2.20%, 5/16/02            10,000.1
  6,000,000 FHLMC Discount Note,
            1.77%, 6/4/02              5,990.0

20  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 10,000,000 FHLMC Discount Note,
            2.175%, 10/23/02       $   9,894.3
 10,000,000 FHLMC Discount Note,
            3.58%, 6/20/02             9,950.3
 30,000,000 FNMA Discount Note,
            1.85%, 7/3/02             29,902.9
  8,000,000 FNMA Discount Note,
            2.23%, 11/1/02             7,908.8
  7,250,000 FNMA Discount Note,
            3.87%, 5/17/02             7,237.5
                                   -----------
            U.S. Government
            Agency                    80,883.9

 Investment Companies (4%)
  7,141,645 Dreyfus Treasury
            Cash Management Fund       7,141.6
                                   -----------

 Total (Cost - $212,511.5) (100%)    212,511.5
                                   -----------

 Other Assets, net of Liabilities
 (0%)                                    315.7
                                   -----------

 Net Assets (100%)                 $ 212,827.2
                                   ===========


(a) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The Morgan Stanley repurchase agreement is collateralized by the following securities:

----------------------------------------------

                  Security
   Principal     Description       Value
----------------------------------------------
   14,302,000 FHLMC 6.875%
              9/15/10           $15,600,389
    4,000,000 FNMA 3.8%
              4/30/03             4,015,000
    3,000,000 FNMA 6.09%
              12/2/02             3,144,950
   ----------                   -----------
   21,302,000                   $22,760,339
   ==========                   ===========

                      See notes to financial statements.

                                                          Semi-Annual Report  21

Limited Maturity Fund


The Limited Maturity Fund seeks to realize a total return that, over time, is greater than money market funds and is consistent with the preservation of cap-ital. The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio matu-rity (on a dollar-weighted basis) is one and one-half year.

Statistics

-----------------------------------
Net Assets (in millions)     $204.3
Number of Issues                 79
Average Maturity          0.5 years
SEC Yield                     3.23%
-----------------------------------

Portfolio Composition

-------------------------------
Asset Backed Securities     29%
Corporate                   24%
Mortgage Backed Securities  17%
Commercial Paper            12%
Treasury/Agency              9%
Cash Equivalent              9%
-------------------------------

Credit Quality

--------
AAA  67%
AA    4%
A    18%
BBB  11%
--------

Schedule of Investments - April 30, 2002
----------------------------------------------------------------

 Principal
 or Shares  Security Description                     Value (000)
----------------------------------------------------------------
 Asset Backed Securities (29%)
  3,822,000 Americredit
            Automobile
            Receivables Trust
            7.05%, 2/12/05                            $3,921.6
  2,000,000 ARC 2000-BC3 M1,
            2.45%, 9/25/30                             2,001.8
  2,000,000 Associates Credit
            2000-1 B,
            2.2%, 5/17/06                              2,001.3
  2,000,000 Associates Credit Card Trust 2000-2 B,
            2.2%, 9/18/06                              2,000.3
  1,150,000 BA Master Credit Card Trust 1999-B C,
            2.73%, 8/16/04 (b)                         1,150.3
 12,100,000 Bear Stearns Asset
            Backed Securities
            Inc., 8.00%, 2/25/04                       1,514.9
  4,238,120 Chase Manhattan Auto
            Owner Trust
            6%, 12/15/04                               4,242.7
    500,000 Citibank Credit Card
            Master Trust,
            5.95%, 2/07/05                               512.8
  5,600,000 Daimler Chrysler
            Auto Trust
            2.9%, 12/6/04                              5,610.8
  2,000,000 Deutsche Floorplan
            Receivables Master
            Trust 2000-1, 2.3%,
            4/15/05                                    2,000.0
  7,000,000 Discover Card Master
            Trust
            5.85%, 1/17/06                             7,234.2
  2,625,407 Distribution
            Financial Services
            Trust,
            2.82%, 11/17/08                            2,628.1
  4,000,000 First USA Credit
            Card Master Trust,
            6.42%, 3/17/05                             4,037.6


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 3,000,000 First USA Credit Card
           Master Trust,
           6.58%, 3/17/05             3,028.7
 3,500,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04           $ 3,558.1
 5,500,000 GMAC 2001-HE1A,
           Interest Only,
           8%, 9/25/03                  569.3
 4,586,762 Household Automotive
           Trust, 7.05%, 2/17/05      4,713.7
 1,100,000 MBNA 2000-B C, 2.55%,
           7/15/05                    1,099.5
 1,734,575 Morgan Stanley Dean
           Witter, 2001-NC2 A2,
           2.13%, 1/25/32             1,735.1
 1,330,182 Provident Bank
           Equipment Lease Trust
           2000-1A C, 2.7%,
           11/25/11                   1,328.5
 4,328,433 World Omni Auto
           Receivables Trust,
           7.13%, 2/16/04             4,402.5
                                    ---------
           Asset Backed
           Securities                59,291.8

 Certificates of Deposit (2%)
 4,000,000 State Street Bank,
           Certificate of
           Deposit, 1.91%,
           6/20/02                    4,000.0

 Commercial Paper (12%)
 4,000,000 Bayer Hypo
           Vereinsbank,
           1.83%, 5/21/02             3,995.9
 4,000,000 General Electric
           Capital,
           1.74%, 5/21/02             3,996.1
 4,000,000 Marsh &
           McLennan,1.75%,
           6/04/02                    3,993.4
 4,000,000 Pfizer Inc, 1.73%,
           5/21/02                    3,996.2


22  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 4,000,000 SBC International,
           1.73%, 5/21/02           $ 3,996.2
 4,000,000 Toyota Motor Credit,
           1.73%, 6/10/02             3,992.3
                                    ---------
           Commercial Paper          23,970.1

 Corporate Bonds (24%)
 1,050,000 British Telecom Plc,
           3.295%, 12/15/03           1,051.3
 3,000,000 Caterpillar Financial
           Services Corp.,
           7.09%, 8/29/02             3,048.7
 3,500,000 Conectiv Inc.,
           2.85%, 6/13/02 (b)         3,500.0
 1,025,000 Conoco,
           2.83%, 04/15/03            1,030.1
 3,500,000 Countrywide Home
           Loan,
           2.39125%, 10/01/03         3,504.4
   400,000 Dominion Resources,
           Inc.,
           2.65%, 9/16/02               400.5
 1,750,000 Duke Capital,
           2.49%, 2/28/03 (b)         1,752.2
 2,100,000 Eaton Corp.,
           2.67%, 4/24/03             2,102.6
 1,060,000 Ford Credit Auto
           Owner Trust,
           2.66%, 4/17/03             1,053.4
 1,200,000 GMAC,
           2.66875%, 1/20/04          1,194.0
 1,500,000 Goldman Sachs Group,
           2.26%, 2/25/05             1,500.0
 1,100,000 Household Finance,
           2.51%, 12/19/03            1,097.3
 1,200,000 International Paper
           Co.,
           8%, 7/8/03                 1,258.5
 2,000,000 Kellogg Co.,
           5.5%, 4/01/03              2,037.5
 3,000,000 MBNA Corp.,
           3%, 6/13/03 (b)            2,992.5
 1,100,000 Merrill Lynch & Co,
           2.20125%, 5/21/04          1,101.4
 3,000,000 Merrill Lynch & Co,
           7.52%, 5/3/02              3,000.0
 1,200,000 Morgan Stanley Dean
           Witter,
           2.2475%, 4/05/04           1,200.0
 1,750,000 Norfolk Southern
           Corp.,
           2.58%, 7/07/03             1,752.2
 3,000,000 Sprint Capital Corp.,
           7.625, 6/10/02             3,000.0
 3,000,000 TRW, Inc.,
           6.5%, 6/1/02               3,003.8

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,200,000 Turner Broadcasting,
           7.4%, 2/01/04              1,249.5
 1,000,000 TXU Electric,
           2.6%, 6/15/03 (b)        $ 1,001.3
 2,000,000 USA Education,
           2.22%, 1/25/05             2,000.0
 2,000,000 Walt Disney,
           5.25% 11/10/03             2,035.0
 1,500,000 Washington Mutual,
           1.99%, 5/24/06             1,500.0
   500,000 Washington Mutual,
           2.21%, 5/17/04               499.4
                                    ---------
           Corporate Bonds           48,865.6

 Mortgage Backed Securities (17%)
 2,727,633 ABN Amro Mortgage
           3.6%, 11/25/31             2,727.6
 1,850,982 Bear Stearns ARM
           2001-1 A3,
           6.61278%, 12/25/40         1,892.6
 3,345,927 FHLMC #2239,
           2.31%, 3/15/24             3,358.6
 2,894,490 FHLMC #846423,
           6.705%, 5/1/25             2,970.6
 2,487,189 FHLMC,
           2.3575%, 9/20/25           2,501.0
 1,472,016 FNMA #323682,
           6.342%, 8/1/27             1,512.9
 1,764,149 FNMA #543364 ARM,
           6.276%, 5/1/21             1,808.4
 3,066,421 FNMA #613633,
           2.996%, 10/01/26           3,120.1
   143,755 FNMA 97-17F,
           2.425%, 11/18/25             143.9
 2,720,810 FNMA ARM,
           7.186%, 4/1/28             2,804.1
 3,827,175 GNMA,
           2.31%, 11/16/29            3,837.9
   626,327 GNMA,
           2.36%, 7/16/28               627.4
    27,930 GNMA,
           2.56%, 6/16/26                27.9
   338,370 Headlands Mortgage,
           7.75%, 3/25/12               345.5
 2,887,500 Residential Asset
           Mortgage Products
           6.50%, 2/25/04               293.1
 2,400,000 Residential Asset
           Securitization Trust,
           7%, 2/25/04                  216.0
 3,266,216 Structured Asset
           Securities,
           3.5%, 12/25/31             3,262.9


                       See notes to financial statements.

                                                          Semi-Annual Report  23

Limited Maturity Fund continued
Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  3,054,785 UMSC 1994-1 AM,
            4.6589%, 6/25/32       $  3,054.8
                                   ----------
            Mortgage Backed
            Securities               34,505.3

 U.S. Government (8%)
  3,000,000 FHLB,
            5.125%, 1/13/03           3,056.3
  4,390,000 FHLMC,
            4.5%, 4/15/05             4,401.0
  3,000,000 FHLMC,
            4.5%, 6/15/03             3,052.5
  6,300,000 FNMA Discount Note,
            2.005%, 10/02/02          6,244.9
                                   ----------
            U. S. Government         16,754.7

 U.S. Treasury (1%)
  2,000,000 U.S. Treasury Note,
            5.5%, 5/31/03             2,066.7

 Investment Companies (7%)
 14,616,091 Bunker Hill Money
            Market Fund *            14,616.1
                                   ----------

 Total (Cost - $203,609.8) (a)      204,070.3
  (100%)

 Other Assets, net of Liabilities       236.7
  (0%)
                                   ----------

 Net Assets (100%)                 $204,307.0
                                   ==========

* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 829,955
   Unrealized depreciation       (369,430)
                                ---------
   Net unrealized appreciation  $ 460,525
                                =========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

24  Paydenfunds

Short Bond Fund


The Short Bond Fund seeks to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Short Bond Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Statistics

-----------------------------------
Net Assets (in millions)      135.9
Number of Issues                 59
Average Maturity          1.8 years
SEC Yield                     3.63%
-----------------------------------

Portfolio Composition

-------------------------------
Treasury/Agency             52%
Asset Backed Securities     25%
Corporate                   14%
Mortgage Backed Securities   9%
Cash Equivalent              0%
-------------------------------


Credit Quality

--------
AAA  83%
AA    5%
A     9%
BBB   3%
--------


Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (18%)
  1,500,000 Ace RV & Marine
            Trust,
            4.85%, 4/21/08          $1,523.6
  1,250,000 Americredit
            Automobile
            Receivables Trust,
            5.81%, 5/06/06           1,297.2
 12,100,000 Bear Stearns Asset
            Backed Securities
            Inc., 8.00%, 2/25/04     1,514.9
  1,550,000 Capital One Auto
            Finance Trust, 2001-
            A A4, 5.40%, 5/15/08     1,592.1
  1,000,000 Capital One Master
            Trust,
            7.30%, 4/17/06           1,035.1
  1,000,000 Chase Funding
            Mortgage Asset
            Backed, 5.039%,
            12/25/23                 1,003.7
  3,300,000 Chase Manhattan Auto
            Owner Trust,
            5.07%, 2/15/08           3,381.1
  3,600,000 Citibank Credit Card
            Master Trust,
            6.65%, 11/15/06          3,824.7
  2,000,000 Daimler Chrysler
            Auto Trust,
            6.70%, 3/08/06           2,111.3
  1,000,000 Deutsche Floorplan
            Receivables Master
            Trust 2000-1,
            2.30%, 4/15/05           1,000.0
    700,000 Ford Credit Auto
            Owner Trust,
            4.01%, 3/15/06             702.6
  1,200,000 MBNA Master Credit
            Card Trust,
            5.65%, 2/15/06           1,239.1
  1,100,000 MMCA Automobile
            Trust,
            7.55%, 4/15/06           1,144.7
  1,200,000 NationsBank Credit
            Card Master Trust,
            6.25%, 12/15/05          1,250.7
  1,000,000 Residential Asset
            Securities Corp.,
            4.988%, 2/25/27          1,007.8

---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 1,500,000 WFS Financial Owner
           Trust,
           5.18%, 3/20/09          $ 1,525.0
                                   ---------
           Asset Backed
           Securities               25,153.6

 Corporate Bonds (13%)
   600,000 Amerada Hess Corp.,
           5.30%, 8/15/04              612.0
   500,000 Associates
           Corporation NA,
           5.80%, 4/20/04              518.7
 1,200,000 Countrywide Home
           Loan,
           5.25%, 6/15/04            1,221.9
   600,000 Dominion Resources
           Inc.,
           2.65%, 9/16/02              600.7
 1,500,000 Ford Motor Credit
           Co.,
           6.125%, 4/28/03           1,531.9
   500,000 General Motors
           Acceptance Corp.,
           5.95%, 3/14/03              510.0
   400,000 GMAC, 2.66875%,
           1/20/04                     398.0
 1,150,000 GMAC, 8.50%, 1/01/03      1,202.4
 1,000,000 GTE California,
           6.75%, 3/15/04            1,037.5
 1,500,000 International Paper
           Co.,
           8.00%, 7/08/03            1,573.1
 1,500,000 Kellogg Co.,
           5.50%, 4/01/03            1,528.1
   800,000 Morgan Stanley Dean
           Witter,
           2.2475%, 4/05/04            800.0
 1,000,000 Salomon Inc.,
           6.875%, 12/15/03          1,052.5
 1,500,000 Unilever Capital
           Corp.,
           6.75%, 11/01/03           1,571.3
 1,500,000 Walt Disney, 5.25%
           11/10/03                  1,526.3


                                                          Semi-Annual Report  25

Short Bond Fund continued
Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 2,350,000 Wells Fargo & Co.,
           6.625%, 7/15/04          $ 2,482.2
                                    ---------
           Corporate Bonds           18,166.6

 Mortgage Backed Securities (14%)
   507,668 Banc Of America
           Commercial Mortgage
           Inc., 6.801%, 7/15/04        530.9
 1,208,859 CS First Boston
           Mortgage Securities
           97-C2, 6.40%, 2/17/04      1,224.7
 5,700,000 FHLMC # 1B0232,
           5.735%, 4/01/32            5,779.2
   752,846 FNMA ARM #514721,
           5.925%, 9/01/29              766.2
 5,600,000 FNMA,
           5.50%, 10/25/10            5,759.0
   207,711 Headlands Mortgage,
           7.75%, 3/25/12               212.1
 1,326,850 Medallion Trust,
           2.19%, 12/18/31            1,326.8
 1,529,015 Morgan Stanley
           Capital,
           6.22%, 6/03/30             1,592.3
 1,500,000 Residential Funding
           Mortgage Securities,
           7.49%, 10/25/13            1,526.0
                                    ---------
           Mortgage Backed
           Securities                18,717.2

 U. S. Government Agency (25%)
 5,000,000 FHLB,
           4.125%, 1/14/05            5,037.5
 4,870,000 FHLB,
           4.75%, 6/28/04             4,991.8
 7,300,000 FHLB,
           5.125%, 1/13/03            7,436.9
 1,800,000 FHLMC,
           3.25%, 1/15/04             1,797.8
 7,000,000 FHLMC,
           3.75%, 4/15/04             7,035.0
 3,380,000 FHLMC,
           4.50%, 4/15/05             3,388.5
 1,300,000 FHLMC,
           4.50%, 6/15/03             1,322.8
 1,800,000 FNMA,
           5.00%, 2/14/03             1,836.0
 1,520,000 FNMA,
           6.50%, 8/15/04             1,613.4
                                    ---------
           U. S. Government
           Agency                    34,459.7

 U.S. Treasury (31%)
   500,000 U.S. Treasury Note,
           3.00%, 2/29/04               499.2
 9,500,000 U.S. Treasury Note,
           3.25%, 12/31/03            9,544.8
 7,000,000 U.S. Treasury Note,
           3.375%, 4/30/04            7,019.7
 6,000,000 U.S. Treasury Note,
           4.25%, 11/15/03            6,126.1
 1,000,000 U.S. Treasury Note,
           5.50%, 2/28/03             1,027.6

----------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 8,500,000 U.S. Treasury Note,
           5.50%, 5/31/03         $  8,783.5
 7,200,000 U.S. Treasury Note,
           5.75%, 8/15/03            7,487.4
 1,000,000 U.S. Treasury Note,
           5.875%, 11/15/04          1,055.2
                                  ----------
           U.S. Treasury            41,543.5

 Investment Companies (3%)
 3,398,515 Bunker Hill Money
           Market Fund *             3,398.5
                                  ----------

 Total (Cost - $140,170.4) (a)     141,439.1
 (104%)

 Liabilities in Excess of Other     (5,577.5)
 Assets (-4%)
                                  ----------

 Net Assets (100%)                $135,861.6
                                  ==========


*Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,400,960
   Unrealized depreciation        (132,290)
                                ----------
   Net unrealized appreciation  $1,268,670
                                ==========

Open Futures Contracts

  Number of        Contract          Expiration         Current          Unrealized
 Contracts           Type               Date             Value          Appreciation
------------------------------------------------------------------------------------
 56              U.S. Treasury         Jun-02         $11,711,875         $24,105
                 2 Year Note

                       See notes to financial statements.

26  Paydenfunds

U.S. Government Fund


The U.S. Government Fund seeks to realize a high level of total return consis-tent with preservation of capital. The fund invests primarily in U.S. Govern-ment obligations, i.e., U.S. Treasury bonds, notes and bills and other bonds and obligations issued or guaranteed by the U.S. Government, U.S. Government-sponsored enterprises, or federal agencies.

Credit Quality

---------
AAA  100%
---------


Portfolio Composition

--------------------
Mortgage Backed  32%
Agency           36%
Treasury         28%
Cash Equivalent   4%
--------------------

Statistics

---------------------------------
Net Assets (in millions)    $54.8
Number of Issues               24
Average Maturity          2.6 yr.
SEC Yield                   4.23%
---------------------------------

Schedule of Investments - April 30, 2002
---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Mortgage Backed Securities (31%)
 2,600,000 FHLMC,
           5.735%, 4/01/32         $ 2,636.1
 1,737,452 FHLMC,
           6%, 7/15/08               1,778.8
   288,092 FHLMC,
           6%, 9/15/22                 297.4
 2,323,575 FNMA #380459,
           6.27%, 7/1/05             2,416.5
 3,000,000 FNMA 2001-5 QT,
           6%, 2/25/22               3,096.3
 2,500,000 FNMA,
           5.50%, 10/25/10           2,571.0
 4,010,000 FNMA,
           6.00%, 5/25/08            4,138.6
                                   ---------
           Mortgage Backed
           Securities               16,934.7

 U.S. Government Agency (39%)
 2,245,000 Farmer Mac Discount
           Note,
           1.79%, 5/1/02             2,245.0
 3,000,000 Federal Home Loan
           Bank,
           4.125%, 1/14/05           3,022.5
 1,520,000 Federal Home Loan
           Bank,
           4.875%, 4/16/04           1,561.8
 1,000,000 FHLMC,
           5.25%, 2/15/04            1,031.3
 1,500,000 FNMA,
           5.00%, 1/15/07            1,509.4
   700,000 FNMA,
           5.25%, 6/15/06              716.6
 3,300,000 FNMA,
           5.5%, 2/15/06             3,403.1
 3,000,000 FNMA,
           6.00%, 12/15/05           3,153.8
 3,000,000 FNMA,
           6.50%, 8/15/04            3,184.3
 1,480,000 Freddie Mac,
           4.5%, 4/15/05             1,483.7
                                   ---------
           U.S. Government
           Agency                  $21,311.5

---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------

 U.S. Treasury Notes (27%)
 1,000,000 U.S. Treasury Note,
           3.25%, 12/31/03         $ 1,004.7
 1,750,000 U.S. Treasury Note,
           5.50%, 5/31/03            1,808.4
 2,000,000 U.S. Treasury Note,
           5.625%, 2/15/06           2,102.0
 2,800,000 U.S. Treasury Note,
           5.875%, 11/15/04          2,954.4
 4,625,000 U.S. Treasury Note,
           6.50%, 10/15/06           5,014.7
 1,700,000 U.S. Treasury Note,
           6.75%, 5/15/05            1,839.8
                                   ---------
           U.S. Treasury Notes      14,724.0

 Investment Companies (2%)
 1,407,243 Bunker Hill Money
           Market Fund *             1,407.2
                                   ---------

 Total (Cost--$53,434.4) (a)        54,377.4
 (99%)

 Other Assets, net of Liabilities      396.2
 (1%)
                                   ---------

 Net Assets (100%)                 $54,773.6
                                   =========


*  Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $988,029
   Unrealized depreciation       (45,012)
                                --------
   Net unrealized appreciation  $943,017
                                ========

                       See notes to financial statements.

                                                          Semi-Annual Report  27

GNMA Fund

The GNMA Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests primarily in Government National Mortgage Association mortgage backed securities, which are debt securities rep-resenting part ownership in a pool of mortgage loans backed by the U.S. Govern-ment.

Statistics

-----------------------------------
Net Assets (in millions)     $137.5
Number of Issues                 35
Average Maturity          6.6 years
SEC Yield                     6.18%
-----------------------------------

Portfolio Composition

---------------------
GNMA              94%
Other Agency       6%
Cash Equivalents   1%
---------------------

Coupon Mix

----------
6.00%  10%
6.50%  43%
7.00%  27%
7.50%  10%
8.00%  10%
----------

Schedule of Investments - April 30, 2002
------------------------------------------

 Principal     Security
 or Shares    Description      Value (000)
------------------------------------------
 Mortgage Backed Securities
 (141%)
  2,662,203 FHLMC #846489,
            6.085%, 7/1/19      $ 2,721.3
  1,110,753 FHR 1256 CB
            2.575%, 04/15/22      1,118.4
    661,314 FHR 1865 DE
            2.325%, 12/15/20        661.7
  3,336,779 FNMA #576217,
            6.586%, 12/01/29      3,433.5
  7,002,207 GNMA # 781169
            9.50%, 12/15/20       7,702.4
  1,003,104 GNMA #3029,
            8.50%, 1/20/31        1,069.6
  2,570,045 GNMA #473017,
            6.50%, 7/15/29        2,613.4
  4,362,965 GNMA #473045,
            6.50%, 7/15/29        4,436.6
  4,160,095 GNMA #486704
            6.50%, 11/15/28       4,235.5
  1,916,110 GNMA #494839,
            6.50%, 6/15/29        1,948.4
  5,146,387 GNMA #507768,
            6.50%, 4/15/29        5,233.2
  7,036,267 GNMA #514330,
            7.00%, 7/15/29        7,273.7
  3,811,657 GNMA #551596,
            6.50%, 8/15/31        3,866.4
 23,865,197 GNMA #579079,
            7.00%, 12/15/31      24,670.6
  7,950,157 GNMA #586972
            6.50%, 3/15/32        8,064.4
  1,831,993 GNMA #780759,
            6.50%, 4/15/13        1,909.3

-------------------------------------------

 Principal       Security
 or Shares     Description      Value (000)
-------------------------------------------
  1,937,211 GNMA #780852,
            6.50%, 9/15/13       $ 2,018.9
  4,717,962 GNMA #781288
            6.50%, 5/15/31         4,785.8
  2,689,137 GNMA #8301,
            6.625%, 10/20/23       2,756.4
  2,826,912 GNMA #8339,
            6.625%, 12/20/23       2,897.6
  3,294,038 GNMA #8419,
            6.375%, 5/20/24        3,343.4
  5,233,000 GNMA
            2.20%, 10/20/31        5,232.0
  4,306,131 GNMA 8302
            6.625%, 10/20/23       4,413.8
    579,749 GNMA II #538131,
            7.50%, 10/20/30          606.0
 13,800,000 GNMA TBA,
            6.00%, 5/1/32 (b)     13,653.3
 20,500,000 GNMA TBA,
            6.50%, 5/1/32 (b)     20,775.3
  7,000,000 GNMA TBA,
            7.00%, 5/1/32 (b)      7,227.5
 13,000,000 GNMA TBA,
            7.50%, 5/1/32 (b)     13,625.6
  7,000,000 GNMA TBA,
            8.00%, 5/1/32 (b)      7,413.4
  7,000,000 GNMA,
            2.2075%, 10/20/28      7,004.2
  3,419,977 GNMA,
            2.2575%, 3/20/29       3,425.5
  5,102,901 GNMA,
            2.31%, 11/16/29        5,117.2
  1,330,944 GNMA,
            2.36%, 7/16/28         1,333.3



28  Paydenfunds

GNMA Fund continued

Schedule of Investments - April 30, 2002
---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 7,166,557 GNMA,
           2.41%, 11/16/29        $  7,211.7
                                  ----------
           Mortgage Backed
           Securities              193,799.3

 Investment Companies (4%)
 5,911,591 Bunker Hill Money
           Market Fund *             5,911.6
                                  ----------

 Total (Cost - $197,715.4) (a)     199,710.9
 (145%)

 Liabilities in excess of Other    (62,181.7)
 Assets (-45%)
                                  ----------

 Net Assets (100%)                $137,529.2
                                  ==========


* Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delay delivery basis, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $2,086,551
   Unrealized depreciation         (91,087)
                                ----------
   Net unrealized appreciation  $1,995,464
                                ==========

(b) Security was purchased on a delayed delivery basis.

                       See notes to financial statements.

                                                          Semi-Annual Report  29

Core Bond Fund

The Core Bond Fund seeks to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Core Bond Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars.

Statistics

-----------------------------------
Net Assets (in millions)     $198.4
Number of Issues                102
Average Maturity          6.5 years
SEC Yield                     5.46%
-----------------------------------

Portfolio Composition

--------------------
Treasury/Agency  24%
Mortgage Backed  40%
Corporate        20%
Asset Backed     14%
Cash Equivalent   2%
--------------------

Credit Quality

--------------------
AAA              73%
AA                5%
A                12%
BBB              10%
--------------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (10%)
 3,700,000 Americredit
           Automobile
           Receivables Trust,
           5.01%, 7/14/08           $ 3,758.2
 1,800,000 Associates Credit
           Card Trust,
           2.20%, 9/18/06             1,800.3
   950,000 BA Master Credit Card
           Trust,
           2.73%, 8/16/04 (c)           950.3
 1,610,524 Commercial Inc.,
           2.75%, 11/15/03 (c)        1,610.5
 2,000,000 Household Automotive
           Trust,
           5.39%, 8/17/08             2,043.2
   986,286 L.A. Arena Funding,
           7.656%, 12/15/26 (c)       1,007.2
   800,000 MBNA Master Credit
           Card Trust,
           2.81%, 3/15/05               800.7
 1,268,460 Residential Asset
           Securities
           Corporation, 2.085%,
           3/25/32                    1,265.3
 1,120,119 Saxon Asset
           Securities Trust,
           2.08%, 3/25/32             1,119.4
 2,667,310 SLM Student Loan
           Trust,
           1.99%, 1/25/11             2,668.6
 1,332,274 Structured Asset
           Notes Transactions,
           7.156%, 10/28/03 (c)       1,370.5
 2,280,189 Structured Asset
           Securities,
           3.50%, 12/25/31            2,277.9
                                    ---------
           Asset Backed
           Securities                20,672.1

 Corporate Bonds (22%)
   750,000 ABN AMRO Bank
           Chicago,
           7.25%, 5/31/05               813.9
   980,000 Ace Ltd.,
           6.00%, 4/01/07               993.7
   840,000 Alcoa,
           6.50%, 6/01/11               865.6
   840,000 Amerada Hess,
           6.65%, 8/15/11               850.7


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   760,000 Bank One Corp.,
           6.875%, 8/01/06          $  807.5
   910,000 British Telecom PLC,
           8.625%, 12/15/30          1,027.3
   750,000 Citigroup Inc.,
           5.75%, 5/10/06              770.6
   760,000 Coca-Cola,
           5.75%, 3/15/11              755.0
   930,000 Conoco Funding,
           7.25%, 10/15/31             979.0
   770,000 Constellation Energy
           Group,
           6.35%, 4/01/07              781.1
   830,000 Countrywide Home
           Loan,
           5.50%, 8/01/06              832.1
   775,000 Cox Communications
           Inc.,
           7.75%, 11/01/10             786.0
   775,000 Daimler-Chrysler,
           6.40%, 5/15/06              791.7
   840,000 Diageo Capital PLC,
           6.625%, 6/24/04             886.2
   680,000 Dominion Resources,
           7.625%, 7/15/05             729.1
 1,200,000 Duke Capital Corp.
           2.49375%, 2/28/03 (c)     1,201.5
   930,000 Duke Capital Corp.,
           8.00%, 10/01/19           1,018.6
   775,000 El Paso Corp.,
           7.00%, 5/15/11              770.2
   775,000 EOP Operating LP,
           6.75%, 2/15/12              764.9
   760,000 Exelon Generation,
           6.95%, 6/15/11 (c)          773.3
   900,000 France Telecom,
           3.75%, 3/14/03              902.4
   775,000 Gannett Co. Inc.,
           5.50%, 4/01/07              778.9
   855,000 General Mills Inc.,
           5.125%, 2/15/07             840.8


30  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   300,000 General Motors
           Acceptance Corp.,
           6.125%, 2/01/07           $ 301.9
   830,000 General Motors
           Acceptance Corp.,
           6.125%, 9/15/06             839.3
   775,000 General Motors
           Acceptance Corp.,
           8.00%, 11/01/31             812.5
 1,020,000 Goldman Sachs Group
           Inc.,
           2.26%, 2/25/05            1,020.0
   775,000 HJ Heinz Finance Co.,
           6.00%, 3/15/12 (c)          759.1
   980,000 Honeywell
           International,
           7.50%, 3/01/10            1,067.0
   200,000 IBM Corp.,
           4.875%, 10/01/06            198.5
   775,000 International Paper
           Co.,
           6.75%, 9/01/11              788.7
 1,000,000 Kellogg Co.,
           7.45%, 4/01/31            1,073.8
   775,000 Kinder Morgan Energy
           Partners,
           7.125%, 3/15/12             802.4
   850,000 Korea Development
           Bank,
           6.625%, 11/21/03            886.1
   840,000 Kraft Foods Inc.,
           5.625%, 11/01/11            812.7
 1,000,000 Lockheed Martin
           Corp.,
           7.65%, 5/01/16            1,104.7
   760,000 Marsh & McLennan,
           5.375%, 3/15/07 (c)         764.8
   500,000 MBNA Corp.,
           3.74%, 12/18/02 (c)         500.0
   500,000 MBNA Corp.,
           6.963%, 9/12/02 (c)         508.1
 1,000,000 National Rural
           Utilities,
           8.00%, 3/01/32            1,074.5
   910,000 Nexen Inc.,
           7.875%, 3/15/32             912.8
   775,000 Pemex Master Trust,
           7.875%, 2/01/09 (c)         797.3
 1,000,000 Pepsi Bottling Group,
           7.00%, 3/01/29            1,049.3
   775,000 Progess Energy Inc.,
           6.05%, 4/15/07              782.2
   750,000 Safeway,
           6.50%, 3/01/11              761.3
   750,000 SBC Communications,
           5.75%, 5/02/06              764.5
   775,000 Simon Property Group
           LP,
           6.375%, 11/15/07            776.0
   500,000 Sun Microsystems
           Inc.,
           7.00%, 8/15/02              504.4
   780,000 Suntrust Bank,
           6.375%, 4/11/11             797.6
   760,000 Target,
           6.35%, 1/15/11              775.6
 1,000,000 Telus,
           7.50%, 6/01/07            1,017.5
   775,000 Valero Energy Corp.,
           6.125%, 4/15/07             785.2


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,000,000 Verizon Global
            Funding Corp.,
            6.75%, 12/01/05         $ 1,033.8
    750,000 Wells Fargo
            Financial,
            5.875%, 8/15/08             757.5
                                    ---------
            Corporate Bonds          44,549.2

 Mortgage Backed Securities (52%)
  1,487,800 ABN Amro Mortgage,
            3.60%, 11/25/31           1,487.8
  1,500,000 Bear Stearns
            Commercial Mortgage
            Security, 2.479%,
            12/03/13 (c)              1,500.0
    800,000 Capital One Master
            Trust,
            2.61%, 8/15/06              797.1
  1,414,948 Credit Suisse First
            Boston Mortgage
            Securities Corp.,
            2.12%, 12/15/30           1,414.2
  4,504,744 FHR # 2395 FT,
            2.31%, 12/15/31           4,506.6
  2,180,000 FNMA
            6.40%, 5/14/09            2,245.4
  7,470,000 FNMA TBA,
            6.00%, 5/01/17 (b)        7,565.7
  8,500,000 FNMA TBA,
            6.00%, 5/01/32 (b)        8,396.4
 20,600,000 FNMA TBA,
            6.50%, 5/01/32 (b)       20,838.1
  3,300,000 FNMA TBA,
            7.00%, 5/01/17 (b)        3,445.4
 16,400,000 FNMA TBA,
            7.00%, 5/01/32 (b)       16,912.5
  8,220,000 FNMA TBA,
            7.50%, 5/01/32 (b)        8,584.7
  2,710,000 FNMA,
            5.25%, 4/15/07            2,757.4
  6,920,000 FNMA,
            6.00%, 12/15/05           7,274.7
  1,130,000 FNMA,
            6.125%, 3/15/12           1,161.1
    750,000 FNMA,
            6.625%, 11/15/10            799.7
    509,975 GMAC Mortgage
            Corporation Loan
            Trust, 2.25%,
            2/25/31                     510.2
  3,000,000 GMAC Mortgage
            Corporation Loan
            Trust, 2.35%,
            5/25/17                   2,997.9
  4,625,453 GNMA #781288,
            6.50%, 5/15/31            4,691.9
  3,723,840 Washington Mutual,
            5.35%, 11/25/41           3,708.2
    760,000 Washington Mutual,
            6.25%, 5/15/06              779.7
                                    ---------
            Mortgage Backed
            Securities              102,374.7

 U.S. Government Agency (22%)
  8,400,000 FHLMC,
            3.75%, 4/15/04            8,442.0
  4,190,000 FHLMC,
            3.875%, 2/15/05           4,179.5
  3,130,000 FHLMC,
            5.875%, 3/21/11           3,114.4


                       See notes to financial statements.

                                                          Semi-Annual Report  31

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  9,000,000 FNMA, Zero Coupon,
            6/13/02                $  8,977.5
 18,900,000 FNMA, Zero Coupon,
            7/17/02                  18,829.1
                                   ----------
            U.S. Government
            Agency                   43,542.5

 U.S. Treasury (19%)
  5,670,000 U.S. Treasury Bond,
            6.25%,
            8/15/23                   6,019.9
  1,580,000 U.S. Treasury Bond,
            8.00%,
            11/15/21                  2,000.5
  7,250,000 U.S. Treasury Note,
            2.75%,
            9/30/03                   7,255.1
  8,900,000 U.S. Treasury Note,
            3.50%,
            11/15/06                  8,570.3
  1,420,000 U.S. Treasury Note,
            4.25%,
            11/15/03                  1,449.8
  2,900,000 U.S. Treasury Note,
            4.625%,
            5/15/06                   2,938.6
  2,040,000 U.S. Treasury Note,
            5.375%,
            2/15/31                   1,975.3
  3,150,000 U.S. Treasury Note,
            6.50%,
            2/15/10                   3,452.8
  4,430,000 U.S. Treasury
            Strips, 0.00%,
            5/15/05                   3,933.5
                                   ----------
            U.S. Treasury            37,595.8

 Investment Companies (5%)
 10,052,311 Bunker Hill Money
            Market Fund *            10,052.3
                                   ----------

 Total (Cost - $258,165.1) (a)      258,786.6
 (130%)

 Liabilities in excess of Other     (60,381.7)
 Assets (-30%)
                                   ----------

 Net Assets (100%)                 $198,404.9
                                   ==========


*Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delay delivery basis, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,403,429
   Unrealized depreciation        (782,012)
                                ----------
   Net unrealized appreciation  $  621,417
                                ==========

(b)Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Swap Contracts

                                 Expiration            Notional             Unrealized
Contract Type                       Date              Principal            Appreciation
---------------------------------------------------------------------------------------
Mexico Credit Default Swap         Aug-04             $1,000,000             $15,900

Open Futures Contracts

Number of       Contract          Expiration         Current           Unrealized
Contracts         Type               Date             Value          (Depreciation)
-----------------------------------------------------------------------------------
154           U.S. Treasury         Jun-02         $16,251,813         $(19,438)
              10 Year Note

                       See notes to financial statements.

32  Paydenfunds

Opportunity Bond Fund

The Opportunity Bond Fund seeks to realize a high level of total return consis-tent with preservation of capital. The Fund invests in a wide variety of debt instruments and income-producing securities, payable both in U.S. dollars and foreign currencies. The Opportunity Bond Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below invest-ment grade securities.

Statistics

---------------------------
Net Assets           $236.4
Number of Issues        175
Average Maturity  6.6 years
SEC Yield             6.38%
---------------------------

Portfolio Composition

--------------------
Treasury/Agency  22%
Corporate        25%
Mortgage Backed  38%
Foreign           4%
Asset Backed     11%
Cash Equivalent   0%
--------------------

Credit Quality

----------------
AAA          52%
AA            3%
A            14%
BBB          15%
BB or below  16%
----------------

Schedule of Investments - April 30, 2002
-----------------------------------------------

 Principal     Security
 or Shares    Description       Value (000)
-----------------------------------------------
 Asset Backed Securities
 (5%)
 1,200,000 Capital One
           Master Trust,
           2.61%, 8/15/06       $  1,195.7
 2,519,960 L.A. Arena
           Funding,
           7.656%, 12/15/26
           (c)                     2,573.5
 1,200,000 MBNA Master
           Credit Card
           Trust,
           2.81%, 3/15/05
           (c)                     1,201.1
 7,000,000 Residential
           Asset
           Securitization
           Trust,
           6.50%, 2/25/04            630.0
 4,744,033 Saxon Asset
           Securities
           Trust,
           2.08%, 3/25/32          4,741.0
   666,137 Structured Asset
           Notes
           Transactions,
           7.156%,
           10/28/03(c)               685.3
                                ----------
           Asset Backed           11,026.6
           Securities

 Corporate Bonds (47%)
 1,200,000 ABN AMRO Bank
           Chicago,
           7.25%, 5/31/05          1,302.2
 1,250,000 Ace Ltd.,
           6.00%, 4/01/07          1,267.5
   650,000 AK Steel Corp.,
           7.875%, 2/15/09           655.7
 1,200,000 Alcoa, 6.50%,
           6/01/11                 1,236.6
   340,209 Allied Waste NA
           Term Loan B,
           6.27%, 7/21/06            339.4
   408,251 Allied Waste NA
           Term Loan C,
           6.52%, 7/21/07            407.2
   650,000 Allied Waste of
           North America,
           7.875%, 1/01/09           641.1
 1,180,000 Amerada Hess,
           6.65%, 8/15/11          1,195.1
   600,000 Amerisourcebergen,
           8.125%, 9/01/08           637.5

---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
   350,000 Amkor Technology
           Inc.,
           9.25%, 2/15/08         $    355.2
   650,000 Bally Total Fitness,
           9.875%, 10/15/07            659.7
 1,125,000 Bank One Corp.,
           6.875%, 8/01/06           1,195.3
   650,000 Boyd Gaming Corp.,
           9.50%, 7/15/07              684.1
   650,000 British Sky
           Broadcasting,
           8.20%, 7/15/09              663.0
 1,140,000 British Telecom PLC,
           8.625%, 12/15/30          1,287.0
 1,000,000 Charter
           Communications Term
           Loan B,
           5.1375%, 3/18/08            960.0
   650,000 Chesapeake Energy
           Corp.,
           8.125%, 4/01/11             654.9
 1,100,000 Citigroup Inc.,
           5.75%, 5/10/06            1,130.2
   750,000 CMS Energy Corp.,
           9.875%, 10/15/07            819.4
 1,180,000 Coca-Cola,
           5.75%, 3/15/11            1,172.2
 6,442,095 Commercial Inc.,
           2.75%, 11/15/03 (c)       6,442.1
 1,180,000 Conoco Funding,
           7.25%, 10/15/31           1,242.1
 1,300,000 Constellation Energy
           Group,
           6.35%, 4/01/07            1,318.8
 1,200,000 Countrywide Home
           Loan,
           5.50%, 8/01/06            1,203.0
 1,425,000 Cox Communications
           Inc.,
           7.75%, 11/01/10           1,445.2
   500,000 Crown Castle
           International Corp.,
           10.75%, 8/01/11             463.7


                                                          Semi-Annual Report  33

Opportunity Bond Fund continued
Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   700,000 CSC Holdings Inc.,
           8.125%, 7/15/09         $    693.0
   600,000 D.R. Horton Inc.,
           8.00%, 2/01/09               597.0
 1,125,000 Daimler-Chrysler,
           6.40%, 5/15/06             1,149.2
   325,000 Dana Corp.,
           9.00%, 8/15/11               333.1
 1,480,000 Diageo Capital PLC,
           6.625%, 6/24/04            1,561.4
 1,320,000 Dominion Resources,
           7.625%, 7/15/05            1,415.2
 1,400,000 Duke Capital Corp.,
           2.49375%, 2/28/03 (c)      1,401.8
 1,480,000 Duke Capital Corp.,
           8.00%, 10/01/19            1,621.0
   650,000 Echostar DBS Corp.,
           9.375%, 2/01/09              679.2
 1,425,000 El Paso Corp.,
           7.00%, 5/15/11             1,416.2
   400,000 EOP Operating LP,
           6.75%, 2/15/12               394.8
   325,000 Equistar Chemical,
           10.125%, 9/01/08             323.4
 1,440,000 Exelon Generation,
           6.95%, 6/15/11 (c)         1,465.2
   650,000 Fleming Companies
           Inc.,
           10.125%, 4/01/08             683.3
   650,000 Flextronics
           International,
           9.875%, 7/01/10              703.6
   350,000 Foamex LP/Capital
           Corp.,
           10.75%, 4/01/09 (c)          371.0
 1,000,000 France Telecom,
           3.75%, 3/14/03             1,002.7
 1,425,000 Gannett Co. Inc.,
           5.50%, 4/01/07             1,432.1
 1,100,000 General Mills Inc.,
           5.125%, 2/15/07            1,081.7
 1,180,000 General Motors
           Acceptance Corp.,
           6.125%, 9/15/06            1,193.3
 1,125,000 General Motors
           Acceptance Corp.,
           8.00%, 11/01/31            1,179.4
 1,320,000 Goldman Sachs Group
           Inc.,
           2.26%, 2/25/05             1,320.0
   650,000 Grant Prideco Inc.,
           9.625%, 12/01/07             684.1
   200,000 Graphic Packaging
           Corp.,
           8.625%, 2/15/12 (c)          209.0
   150,000 Hanger Orthopedic
           Group,
           10.375%, 2/15/09 (c)         160.5
   650,000 Healthsouth Corp.,
           10.75%, 10/01/08             731.2
 1,425,000 HJ Heinz Finance Co.,
           6.00%, 3/15/12 (c)         1,395.8
   750,000 HMH Properties,
           7.875%, 8/01/08              735.0
 1,300,000 Honeywell
           International,
           7.50%, 3/01/10             1,415.4
 1,425,000 IBM Corp.,
           4.875%, 10/01/06           1,414.3

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   700,000 IMC Global,
           10.875%, 6/01/08        $    789.3
   325,000 Ingles Markets Inc.,
           8.875%, 12/01/11             329.1
   750,000 Insight Midwest,
           10.50%, 11/01/10             806.2
 1,425,000 International Paper
           Co.,
           6.75%, 9/01/11             1,450.1
   325,000 Isle of Capri
           Casinos,
           8.75%, 4/15/09               333.9
   650,000 K B Home,
           9.50%, 2/15/11               682.5
 1,180,000 Kellogg Co.,
           7.45%, 4/01/31             1,267.0
 1,425,000 Kinder Morgan Energy
           Partners,
           7.125%, 3/15/12            1,475.4
 1,500,000 Korea Electric Power,
           6.375%, 12/01/03           1,559.9
 1,200,000 Kraft Foods Inc.,
           5.625%, 11/01/11           1,161.0
   650,000 Land O Lakes Inc.,
           8.75%, 11/15/11 (c)          619.1
 1,480,000 Lockheed Martin
           Corp.,
           7.65%, 5/01/16             1,635.0
   750,000 Lyondell Chemical
           Co.,
           9.875%, 5/01/07              746.3
 1,425,000 Marsh & McLennan,
           5.375%, 3/15/07 (c)        1,433.9
 1,200,000 MBNA Corp,
           6.963%, 9/12/02            1,219.5
 1,180,000 National Rural
           Utilities,
           8.00%, 3/01/32             1,267.9
 1,180,000 Nexen Inc.,
           7.875%, 3/15/32            1,183.6
   650,000 Norske Skog Canada,
           8.625%, 6/15/11              663.0
   650,000 Ocean Energy Inc.,
           8.875%, 7/15/07              683.3
   650,000 Owens & Minor,
           8.50%, 7/15/11               689.0
   625,000 Owens-Brockway Glass
           Containers
           144A, 8.875%, 2/15/09
           (c)                          645.3
   325,000 Panamsat Corp.,
           8.50%, 02/01/2012 (c)        326.6
   650,000 Park Place
           Entertainment,
           7.875%, 12/15/05             661.4
 1,425,000 Pemex Master Trust,
           7.875%, 2/01/09 (c)        1,466.0
 1,180,000 Pepsi Bottling Group,
           7.00%, 3/01/29             1,238.2
   650,000 Pierce Leahy,
           8.125%, 5/15/08              658.1
   500,000 Pilgrim's Pride
           Corp.,
           9.625%, 9/15/11              515.0
   800,000 Pogo Producing,
           8.75%, 5/15/07               832.0
   650,000 Prime Hospitality
           Corp.,
           9.75%, 4/01/07               684.1
 1,675,000 Progess Energy Inc.,
           6.05%, 4/15/07             1,690.6

                       See notes to financial statements.

34  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   325,000 Regal Cinemas Inc.,
           9.375%, 2/01/12 (c)     $    338.8
   650,000 Rogers Wireless Inc.,
           9.625%, 5/01/11              632.1
   650,000 Ryland Group,
           8.00%, 8/15/06               667.9
 1,400,000 Safeway,
           6.50%, 3/01/11             1,421.0
 1,255,000 SBC Communications,
           5.75%, 5/02/06             1,279.2
   650,000 Scotts Co.,
           8.625%, 1/15/09              676.0
   650,000 Service Corp. Int'l.,
           6.00%, 12/15/05              589.9
 1,675,000 Simon Property Group
           LP,
           6.375%, 11/15/07           1,677.1
   650,000 Sinclair Broadcast
           Group,
           8.75% 12/15/07               680.9
   500,000 Six Flags Inc.,
           9.50%, 2/01/09               525.6
   400,000 Solectron Corp.,
           9.625%, 2/15/09              406.0
   650,000 Spanish Broadcasting
           Systems,
           9.625%, 11/1/09              689.0
   650,000 Station Casinos,
           8.875%, 12/01/08             676.0
   500,000 Stone Container,
           9.75%, 2/01/11               543.8
 1,400,000 Suntrust Bank,
           6.375%, 4/11/11            1,431.5
 1,200,000 Target,
           6.35%, 1/15/11             1,224.6
 1,480,000 Telus,
           7.50%, 6/01/07             1,505.9
   650,000 Tembec Industries
           Inc.,
           8.625%, 6/02/09              679.3
   325,000 Tesoro Escrow Corp.,
           9.625%, 4/01/12 (c)          333.9
   650,000 Tricon Global
           Restaurant,
           8.875%, 4/15/11              702.0
   645,000 Unisys Corp.,
           8.125%, 6/01/06              659.5
   650,000 United Auto Group
           Inc.,
           9.625%, 3/15/12 (c)          682.5
 1,425,000 Valero Energy Corp.,
           6.125%, 4/15/07            1,443.8
   450,000 Ventas Realty LP/Cap
           Corp.,
           9.00%, 5/01/12 (c)           459.0
 1,300,000 Verizon Global
           Funding Corp.,
           6.75%, 12/01/05            1,343.9
 1,180,000 Washington Mutual,
           6.25%, 5/15/06             1,210.6
 1,400,000 Wells Fargo
           Financial,
           5.875%, 8/15/08            1,414.0
   650,000 Williams Scotsman
           Inc.,
           9.875%, 6/01/07              663.0
                                   ----------
           Corporate Bonds          111,410.2

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Foreign Bonds (5%)
    246,282 Brazil C-Bond,
            8.00%, 4/15/14     $    194.3
    300,000 Bulgaria
            Government Bond,
            2.8125%,
            7/28/129                274.5
    121,948 Croatia,
            2.875%, 7/31/06         121.2
    100,000 Grupo Televisa
            SA,
            8.50%, 3/11/32
            (c)                     100.5
    150,000 Korean
            Government Bond,
            8.875%, 4/15/08         175.3
    150,000 Malaysia,
            8.75%, 6/01/09          171.4
    200,000 Ministry of
            Finance Russia,
            3.00%, 5/14/06          161.0
 13,200,000 New Zealand
            Government,
            6.00%, 1/15/11        5,609.6
    150,000 Petronas,
            7.75%, 8/15/15          159.9
    200,000 Republic of
            Brazil,
            10.125%, 5/15/27        149.3
    150,000 Republic of
            Brazil,
            11.25%, 7/26/07         142.5
    150,000 Republic of
            Chile,
            7.125%, 1/11/12         157.5
    231,481 Republic of
            Panama,
            4.75%, 7/17/14          210.4
    202,000 Republic of
            Peru,
            9.125%, 2/21/12
            (c)                     195.9
    200,000 Republic of
            Peru,
            4.00%, 3/07/17          147.0
    200,000 Republic of
            Philippines,
            9.50%, 10/21/24         216.0
    200,000 Republic of
            Philippines,
            9.875%, 1/15/19         207.0
    245,000 Republic of
            Poland,
            6.00%, 10/27/14         246.7
    150,000 Republic of
            South Africa,
            9.125%, 5/19/09         166.2
    150,000 Romania,
            10.625%, 6/27/08        149.2
    100,000 Romania,
            11.50%, 11/10/05        100.9
    250,000 Russian
            Federation,
            10.00%, 6/26/07         268.1
    150,000 Russian
            Federation,
            12.75%, 6/24/28         183.0
    650,000 Russian
            Federation,
            5.00%, 3/31/30
            (c)                     452.7
    150,000 United Mexican
            States,
            11.375%, 9/15/16        193.8
    250,000 United Mexican
            States,
            6.25%, 12/31/19         237.8
    300,000 United Mexican
            States,
            9.875%, 2/01/10         345.6
    250,000 United Mexican
            States,
            Zero Coupon,
            6/30/03                   0.5
                               ----------
            Foreign Bonds        10,737.8

                       See notes to financial statements.

                                                          Semi-Annual Report  35

Opportunity Bond Fund continued
Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
----------------------------------------------
 Mortgage Backed Securities
 (41%)
  2,479,666 ABN Amro
            Mortgage,
            3.60%, 11/25/31     $ 2,479.7
  1,800,000 Bear Stearns
            Commercial
            Mortgage
            Security,
            2.479%, 12/03/13      1,800.0
  3,622,267 Credit Suisse
            First Boston
            Mortgage
            Securities
            Corp.,
            2.12%, 12/15/30       3,620.4
  5,405,692 FHR # 2395 FT,
            2.31%, 12/15/31       5,408.0
  2,359,684 FNMA 2000-40 F,
            2.35%, 12/25/22       2,364.0
  8,180,000 FNMA TBA,
            6.00%, 5/01/17
            (b)                   8,284.8
  8,910,000 FNMA TBA,
            6.00%, 5/01/32
            (b)                   8,801.4
 16,400,000 FNMA TBA,
            6.50%, 5/01/32
            (b)                  16,589.6
  3,600,000 FNMA TBA,
            7.00%, 5/01/17
            (b)                   3,758.6
 19,900,000 FNMA TBA,
            7.00%, 5/01/32
            (b)                  20,521.9
 10,130,000 FNMA TBA,
            7.50%, 5/01/32
            (b)                  10,579.5
 16,000,000 GMAC 2001-HE1A,
            Interest Only,
            8.00%, 9/25/03        1,656.0
    596,671 GMAC Mortgage
            Corporation Loan
            Trust, 2.25%,
            2/25/31                 596.9
  5,100,000 GMAC Mortgage
            Corporation Loan
            Trust, 2.35%,
            5/25/17               5,096.4
  4,995,489 GNMA #781288,
            6.50%, 5/15/31        5,067.3
  8,400,000 Residential
            Asset Mortgage
            Products,
            8.00%, 2/25/04          852.6
                                ---------
            Mortgage Backed      97,477.1
            Securities

 U.S. Government Agency (8%)
  9,000,000 FNMA,
            Zero Coupon,
            5/22/02               8,988.8
 10,000,000 FNMA,
            Zero Coupon,
            6/13/02               9,975.0
                                ---------
            U.S. Government      18,963.8
            Agency

 U.S. Treasury (16%)
  2,330,000 U.S. Treasury
            Bond,
            6.25%, 8/15/23        2,473.8
  2,190,000 U.S. Treasury
            Bond,
            8.00%, 11/15/21       2,772.8
  9,500,000 U.S. Treasury
            Note
            3.50%, 11/15/06       9,148.1
  9,200,000 U.S. Treasury
            Note,
            2.75%, 9/30/03        9,206.4
  1,710,000 U.S. Treasury
            Note,
            4.25%, 11/15/03       1,745.9
  3,650,000 U.S. Treasury
            Note,
            4.625%, 5/15/06       3,698.6
  4,090,000 U.S. Treasury
            Note,
            6.50%, 2/15/10        4,483.2
  5,570,000 U.S. Treasury
            Strips,
            0.00%, 5/15/05        4,945.7
                                ---------
            U.S. Treasury        38,474.5

--------------------------------------------

 Principal     Security
 or Shares    Description    Value (000)
--------------------------------------------
 Investment Companies (3%)
 7,609,354 Bunker Hill
           Money Market
           Fund*             $  7,609.4
                             ----------

 Total (Cost--$292,703.5)     295,699.4
 (a) (125%)

 Liabilities in excess of     (59,334.9)
 Other Assets (-25%)
                             ----------

 Net Assets (100%)           $236,364.5
                             ==========

* Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund and securities purchased on a delay delivery basis, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $4,163,197
   Unrealized depreciation      (1,167,313)
                                ----------
   Net unrealized appreciation  $2,995,884
                                ==========

(b)  Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Swap Contracts

                                 Expiration            Notional             Unrealized
Contract Type                       Date              Principal            Appreciation
---------------------------------------------------------------------------------------
Mexico Credit Default Swap         Aug-04             $4,100,000             $65,190

Open Futures Contracts

 Number of                          Expiration        Contract          Unrealized
 Contracts    Contract Type            Date             Value          Appreciation
-----------------------------------------------------------------------------------
    187       U.S. Treasury           Jun-02         $19,734,344         $(23,594)
               10 Year Note

                      See notes to financial statements.

36  Paydenfunds

High Income Fund

The High Income Fund seeks to realize a high level of current income while pro-viding for capital appreciation by investing in a diversified portfolio of be-low investment grade bonds. The Fund invests at least 65% of its total assets in below investment grade bonds.

Statistics

-----------------------------------
Net Assets (in millions)      247.0
Number of Issues                126
Average Maturity          6.5 years
SEC Yield                     7.60%
-----------------------------------

Portfolio Composition

-----------------------------
Corporate                 91%
Foreign Government Bonds   3%
Cash Equivalent            3%
U.S. Treasury              2%
Asset Backed               1%
-----------------------------

Credit Quality

---------------
AAA          7%
BBB          4%
BB          44%
B or below  45%
---------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Corporate Bonds (89%)
 Building & Construction (4%)
 1,250,000 Corrections Corp. of
           America,
           9.875%, 5/01/09 (b)      $1,293.7
 2,700,000 D.R. Horton, Inc.,
           8.00%, 2/01/0              2,686.5
 1,000,000 Foamex LP/Capital
           Corp.,
           10.75%, 4/01/09 (b)        1,060.0
 1,500,000 KB Home,
           8.625%, 12/15/08           1,545.0
 1,500,000 Ryland Group,
           9.75%, 9/1/10              1,650.0
 2,610,000 Toll Brothers, Inc.,
           8.25%, 2/1/11              2,642.6
                                    ---------
           Building &
           Construction              10,877.8

 Cable Systems (6%)
 2,680,000 British Sky
           Broadcasting,
           8.20%, 7/15/09             2,733.6
 2,500,000 Charter Communication
           Holdings LLC, 8.625%,
           4/1/09                     2,243.7
   275,000 CSC Holdings Inc.,
           7.25%, 7/15/08               261.2
 2,530,000 CSC Holdings, Inc.,
           8.125%, 7/15/09            2,504.7
 1,250,000 Echostar Broadband,
           10.375%, 10/1/07           1,343.7
 1,075,000 Echostar DBS Corp.,
           9.375%, 2/01/09            1,123.4
 2,490,000 Mediacom LLC/Cap
           Corp.,
           9.50%, 1/15/13             2,511.8
 1,600,000 Rogers
           Communications,
           8.875%, 7/15/07            1,608.0
                                    ---------
           Cable Systems             14,330.1

 Consumer Cyclicals (15%)
 1,000,000 AMC Entertainment
           Inc.,
           9.50%, 03/15/09            1,007.5
 1,850,000 Bally Total Fitness,
           9.875%,
           10/15/07                   1,877.7


----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   625,000 Cole National Group
           Inc.,
           8.625%, 8/15/07          $   621.9
 1,700,000 Cole National Group
           Inc.,
           9.875%, 12/31/06           1,786.7
   250,000 Collins & Aikman,
           10.75%, 12/31/11 (b)         264.4
 2,700,000 Felcor Lodging,
           9.50%, 9/15/08             2,845.1
 2,425,000 HMH Properties,
           7.875%, 8/01/08            2,376.5
 2,000,000 Interface Inc.,
           10.375%, 2/01/10 (b)       2,160.0
 1,400,000 ITT,
           6.78%, 11/15/05            1,382.5
 2,450,000 Land O Lakes Inc.,
           8.75%, 11/15/11 (b)        2,333.6
 1,850,000 Meristar Hospitality
           Corp.,
           9.00%, 1/15/08             1,896.2
   200,000 Penney (JC) Co.,
           7.60%, 4/01/07               200.0
   550,000 Prime Hospitality
           Corp.,
           9.25%, 1/15/06               571.3
 1,225,000 Prime Hospitality
           Corp.,
           9.75%, 4/01/07             1,289.3
 2,200,000 Regal Cinemas,
           9.375%, 2/01/12 (b)        2,293.5
 2,525,000 Service Corp.
           International.,
           6.00%, 12/15/05            2,291.4
 2,000,000 Six Flags Inc.,
           8.875%, 2/01/10 (b)        2,045.0
 2,250,000 Stone Container,
           9.75%, 2/01/11             2,446.9
 2,530,000 Tricon Global
           Restaurant,
           8.875%, 4/15/11            2,732.4
 1,250,000 United Auto Group
           Inc.,
           9.625%, 3/15/12 (b)        1,312.5
 2,275,000 United Rentals, Inc.,
           10.75%, 4/15/08 (b)        2,496.8
                                    ---------
           Consumer Cyclicals        36,231.2


                                                          Semi-Annual Report  37

High Income Fund continued

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Consumer Staples (5%)
 1,500,000 Cott Beverages,
           8%, 12/15/11 (b)         $ 1,537.5
 2,075,000 Dominos, Inc.,
           10.375%, 1/15/09           2,241.0
 2,250,000 Fleming Companies
           Inc.,
           10.125%, 4/01/08           2,365.3
 1,425,000 Great Atlantic &
           Pacific Tea,
           9.125%, 12/15/11           1,506.9
 2,665,000 Ingles Markets Inc.,
           8.875%, 12/01/11           2,698.3
 2,550,000 Pilgrim's Pride
           Corp.,
           9.625%, 9/15/11            2,626.5
                                    ---------
           Consumer Staples          12,975.5

 Energy (8%)
 2,700,000 Amerigas
           Partners/Eagle
           Financials, 8.875%,
           5/20/11                    2,828.3
 2,250,000 Chesapeake Energy
           Corp.,
           8.125%, 4/01/11            2,266.9
   530,000 CMS Energy Corp.,
           8.90%, 7/15/08               565.8
 2,000,000 CMS Energy Corp.,
           9.875%, 10/15/07           2,185.0
   992,500 Dresser, Inc., Term
           Loan,
           5.94%, 4/10/09               995.0
 2,250,000 Grant Prideco Inc.,
           9.625%, 12/01/07           2,368.1
 2,250,000 Nuevo Energy Co.,
           9.50%, 6/1/08              2,272.5
 2,625,000 Ocean Energy Inc.,
           8.875%, 7/15/07            2,759.5
 1,250,000 Pogo Producing,
           10.325%, 2/15/09 (b)       1,357.8
 1,000,000 Pogo Producing,
           8.75%, 5/15/07             1,040.0
 1,400,000 Tesoro Escrow Corp.,
           9.625%, 4/01/12 (b)        1,438.5
                                    ---------
           Energy                    20,077.4

 Gaming (9%)
 1,750,000 Ameristar Casinos,
           10.75%, 2/15/09            1,942.5
 2,565,000 Boyd Gaming Corp.,
           9.50%, 7/15/07             2,699.7
 2,400,000 Harrahs Operating
           Co.,
           7.875%, 12/15/05           2,490.0
 2,250,000 Hollywood Park,
           9.25%, 2/15/07             2,227.5
   900,000 Horseshoe Gaming
           Holdings,
           8.625%, 5/15/09              937.1
 1,350,000 Horseshoe Gaming
           Holdings,
           9.375%, 6/15/07            1,417.5
 2,100,000 International Game
           Technology, 8.375%,
           5/15/09                    2,226.0
 2,000,000 Isle of Capri
           Casinos,
           8.75%, 4/15/09             2,055.0
   775,000 Park Place
           Entertainment,
           7.875%, 12/15/05             788.6
 2,000,000 Park Place
           Entertainment,
           9.375%, 2/15/07            2,137.5

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 2,250,000 Station Casinos,
           8.875%, 12/01/08         $ 2,340.0
                                    ---------
           Gaming                    21,261.4

 Health Care (7%)
 1,000,000 Aaipharma Inc.,
           11.00%, 4/1/10 (b)         1,027.5
 2,250,000 Advancepcs,
           8.50%, 4/1/08              2,382.2
 1,000,000 Coventry Health Care
           Inc.,
           8.125%, 2/15/12            1,040.0
 2,375,000 Hanger Orthopedic
           Group,
           10.375%, 2/15/09 (b)       2,541.3
 1,000,000 Healthsouth Corp.,
           10.75%, 10/01/08           1,125.0
 1,250,000 Magellan Health
           Services,
           9.00%, 2/15/08             1,062.5
 1,500,000 Res-care Inc,
           10.625%, 11/15/08 (b)      1,402.5
 2,740,000 Rotech Healthcare
           Inc.,
           9.50%, 4/01/12 (b)         2,877.0
 1,565,000 United Surgical
           Partners,
           10.00%, 12/15/11           1,612.0
 1,300,000 Ventas Realty LP/Cap
           Corp.,
           9.00%, 5/01/12 (b)         1,326.0
                                    ---------
           Health Care               16,396.0

 Industrials (17%)
 1,250,000 Adaptec Inc.,
           3.00%, 3/05/07 (b)         1,487.5
 1,700,000 Allied Waste of North
           America, 10.00%,
           8/1/09                     1,753.1
   925,000 Allied Waste of North
           America, 7.875%,
           1/01/09                      912.3
 1,700,000 American Standard,
           7.375%, 2/01/08            1,734.0
 1,175,000 Coinmach Corp.,
           9.00%, 2/01/10 (b)         1,204.4
 2,250,000 Dana Corp.,
           9.00%, 8/15/11             2,306.3
 2,500,000 Fairchild
           Semiconductor,
           10.50%, 2/1/09             2,768.8
 1,350,000 Fisher Scientific
           International,
           9.00%, 2/1/08              1,404.0
 2,725,000 Flextronics
           International,
           9.875%, 7/01/10            2,949.8
 1,425,000 Iron Mountain,
           8.625%, 4/01/13            1,478.4
 2,250,000 K&F Industries,
           9.25%, 10/15/07            2,340.0
 1,325,000 Norske Skog Canada,
           8.625%, 6/15/11            1,351.5
 2,075,000 Owens- Brockway Glass
           Containers, (b)
           8.875%, 2/15/09            2,142.4
 1,250,000 Pierce Leahy,
           8.125%, 5/15/08            1,265.6
 1,675,000 Scotts Co.,
           8.625%, 1/15/09            1,742.0
 1,950,000 Sequa Corp.,
           9%, 8/1/09                 2,023.1


                       See notes to financial statements.

38  Paydenfunds

Schedule of Investments - April 30, 2002
------------------------------------------------------------

 Principal
 or Shares  Security Description                 Value (000)
------------------------------------------------------------
 2,500,000 Solectron Corp.,
           9.625%, 2/15/09                        $ 2,537.5
 2,140,000 Synagro Technologies
           Inc.,
           9.50%, 4/01/09 (b)                       2,188.2
 2,700,000 Tembec Industries,
           Inc.,
           8.625%, 6/02/09                          2,821.5
 2,780,000 Unisys Corp.,
           8.125%, 6/01/06                          2,842.6
 2,300,000 Williams Scotsm Inc.,
           9.875%, 6/01/07                          2,346.0
                                                  ---------
           Industrials                             41,599.0

 Materials (5%)
 2,250,000 AK Steel Corp.,
           9.125%, 12/15/06                         2,345.6
 2,000,000 Compass Minerals
           Group,
           10%, 8/15/11 (b)                         2,130.0
 2,100,000 Equistar Chemical,
           10.25%, 9/01/08                          2,089.5
 2,250,000 IMC Global,
           10.875%, 6/01/08                         2,536.9
 1,500,000 Ineos Group Holding,
           10.50%, 8/1/10                           1,405.4
 2,280,000 Lyondell Chemical
           Co.,
           9.875%, 5/01/07                          2,268.6
                                                  ---------
           Materials                               12,776.0

 Multimedia (6%)
   850,000 American Media
           Operation,
           10.25%, 5/01/09                            890.4
 1,000,000 Corus Entertainment,
           8.75%, 3/01/12 (b)                       1,045.0
 2,000,000 Grupo Televisa,
           8%, 9/13/11                              2,060.0
 2,250,000 Lamar Media Corp,
           8.625%, 9/15/07                          2,351.3
 2,025,000 Nexstar Finance,
           12.00%, 4/01/08                          2,257.9
 2,500,000 Spanish Broadcasting
           Systems,
           9.625%, 11/1/09                          2,650.0
 2,500,000 Young Broadcasting
           Inc.,
           10.00%, 3/01/11                          2,634.4
                                                  ---------
           Multimedia                              13,889.0

 Telecommunications (7%)
 2,505,000 Crown Castle
           International Corp.,
           10.75%, 8/01/11                          2,323.4
   250,000 Globe Telecom,
           9.75%, 4/15/12 (b)                         259.4
 2,350,000 Insight Midwest,
           10.50%, 11/01/10                         2,526.3
 1,900,000 Panamsat Corp.,
           8.50%, 02/01/12 (b)                      1,909.5
 1,000,000 Philippine Long Distance Telephone,
           11.375%, 5/15/12 (b)                     1,012.5
 1,000,000 Philippine Long
           Distance,
           10.50%, 4/15/09                            985.0
 1,250,000 Price Communications
           Wireless, Inc.,
           9.125%, 12/15/06                         1,303.1
 2,530,000 Rogers Wireless Inc.,
           9.625%, 5/01/11                          2,460.4

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  1,350,000 Sinclair
            Broadcasting Group,
            8.75% 12/15/07         $   1,414.1
  1,150,000 Sinclair
            Broadcasting Group,
            9.00%, 7/15/07             1,198.9
  2,000,000 Triton PCS Inc.,
            8.75%, 11/15/11            1,875.0
                                   -----------
            Telecommunications        17,267.6

 Transportation (0%)
  1,000,000 Atlas Air , Inc.,
            9.25%, 4/15/08               770.0
                                   -----------

 Total Corporate Bonds (Cost -
  $212,228.0)                       218,451.00

 Bonds and Notes (5%)
 Foreign Bonds (1%)
  1,000,000 Brazil,
            11.00%, 1/11/12              880.0
    750,000 Republic of
            Philippines
            8.375%, 3/12/09              762.1
                                   -----------
            Foreign Bonds              1,642.1

 U.S. Government Agency (3%)
  6,000,000 FNMA Discount Note,
            1.63%, 5/03/02             5,999.4
  2,000,000 FNMA,
            6.00%, 12/15/05            2,102.5
                                   -----------
            U.S. Government
            Agency                     8,101.9

 U.S. Treasury (1%)
  1,500,000 U.S. Treasury Note,
            5%, 8/15/11                1,488.6
    500,000 U.S. Treasury Note,
            5.875%, 11/15/04             527.6
                                   -----------
            U.S. Treasury              2,016.2
                                   -----------

 Total Bonds and Notes (Cost -
  $11,724.9)                          11,760.2

 Investment Companies (5%)
 13,124,732 Bunker Hill Money
            Market Fund *             13,124.7
                                   -----------

 Total (Cost - $237,077.6) (a)
 (99%)                               243,335.9

 Other Assets, net of Liabilities
 (1%)                                  3,675.3
                                   -----------

 Net Assets (100%)                 $ 247,011.2
                                   ===========

*Affiliated Investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 7,684,547
   Unrealized depreciation       (1,426,275)
                                -----------
   Net unrealized appreciation  $ 6,258,272
                                ===========

(b) Security exempt from registration under Rule 144(b) of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Swap Contracts

                                 Expiration            Notional             Unrealized
Contract Type                       Date              Principal            Appreciation
---------------------------------------------------------------------------------------
Mexico Credit Default Swap         Aug-04             $3,000,000             $47,700

                       See notes to financial statements.

                                                          Semi-Annual Report  39

Short Duration Tax Exempt Fund

The Short Duration Tax Exempt Fund seeks to earn federal tax-free income by in-vesting in debt obligations that are exempt from federal income tax, consistent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

-----------------------------------
Net Assets (in millions)       13.3
Number of Issues                 31
Average Maturity          2.3 years
SEC Yield                     2.28%
-----------------------------------


Portfolio Composition

------------------------------
Insured Bonds              36%
General Obligations Bonds  10%
Revenue Bonds              25%
Pre-Refunded Bonds         25%
Cash Equivalent             4%
------------------------------

Credit Quality

--------
AAA  71%
AA   22%
A     7%
BBB   0%
--------

Schedule of Investments - April 30, 2002
----------------------------------------------------------------

 Principal
 or Shares  Security Description                     Value (000)
----------------------------------------------------------------
 General Obligations (33%)
  565,000  Clark County, NV
           School District,
           5.25%, 6/15/02                             $  567.4
  600,000  Dade Co., FL School
           District,
           6.50%, 8/01/03                                633.0
  500,000  Dane County,
           Wisconsin
           5.40%, 3/01/08                                526.2
    5,000  District of Columbia,
           6.60%, 6/01/03                                  5.0
  370,000  Dodge, KS Unified School District #443,
           8.25%, 9/01/03                                399.6
  500,000  Florida State Board
           of Education Capital
           Outlay, 5.00%,
           6/01/03                                       516.3
  410,000  Florida State
           Department of
           Transportation,
           5.70%, 7/01/05                                449.0
  780,000  Lewisville, TX School
           District,
           6.25%, 8/15/04                                788.6
  500,000  Louisiana State,
           5.25%, 11/15/04                               533.1
                                                      --------
           General Obligations                         4,418.2

 Revenue (62%)
 Health Care (7%)
  500,000  Clackamas County, OR
           Hospital Facility,
           5.00%, 5/01/04                                520.6
  375,000  Michigan State
           Hospital Finance
           Authority 4.00%,
           11/15/02                                      378.1
                                                      --------
           Health Care                                   898.7

 Housing (8%)
  400,000  Rhode Island Hsg &
           Mtg Finance Corp.,
           4.00%, 3/24/05                                407.0
  500,000  Vermont Housing
           Finance Agency,
           4.00%, 3/01/04                                506.3
  200,000  Virginia State
           Housing Development
           Authority 2.85%,
           7/01/03                                       200.3
                                                      --------
           Housing                                     1,113.6

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description                    Value (000)
---------------------------------------------------------------
 Pollution Control (7%)
  500,000  Illinois Development
           Finance Auth.,
           7.25%, 6/01/11                            $  508.5
  400,000  Uinta County, WY
           1.70%, 8/15/20                               400.0
                                                     --------
           Pollution Control                            908.5

 Prerefunded (11%)
  220,000  Lewisville, TX School
           District Prerefunded,
           6.25%, 8/15/04                               223.0
  400,000  Metropolitan Atlanta
           Rapid Transit
           Authority 6.90%,
           Prerefunded 7/01/04                          445.0
  210,000  Ohio State Water
           Revenue,
           6.00%, Prerefunded
           12/01/04                                     218.8
  500,000  Washington Co., OR
           Uni. Sewer,
           6.125%, Prerefunded
           10/01/04                                     542.5
                                                     --------
           Prerefunded                                1,429.3

 Transportation (17%)
  300,000  Colorado Department
           of Transportation,
           6.00%, 6/15/08                               337.1
  310,000  Missouri State
           Highways and
           Transportation
           Commission,
           5.25%, 2/01/05                               328.6
  500,000  New Jersey State
           Transportation,
           5.00%, 2/01/03                               501.1
  400,000  Ohio State Turnpike (Common Turnpike)
           6.00%, 2/15/05                               432.5
  600,000  Pennsylvania State Turnpike Commission
           5.00%, 12/01/03                              626.3
                                                     --------
           Transportation                             2,225.6
 Water & Sewer (12%)
  400,000  Houston, TX Water &
           Sewer System,
           6.20%, 12/01/05                              445.0
  350,000  Massachusetts State
           Water Reserve
           Authority, 6.25%,
           11/01/10                                     363.7
  290,000  Ohio State Water
           Revenue - Unrefunded,
           6.00%, 12/01/08                              301.9

40  Paydenfunds

Schedule of Investments - April 30, 2002
---------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
  500,000  South Carolina State
           Public Service
           Authority, 6.10%,
           7/01/27                 $   513.8
                                   ---------
           Water & Sewer             1,624.4
                                   ---------
           Revenue                   8,200.1

 Notes (3%)
  400,000  Knoxville, TN Bond
           Anticipation Nts,
           5.00%, 6/01/02              401.0

 Investment Companies (1%)
  120,540  Dreyfus Tax Exempt
           Cash Management Fund        120.5
                                   ---------

 Total (Cost - $12,925.0) (a)
 (99%)                              13,139.8

 Other Assets, net of Liabilities
 (1%)                                  173.8
                                   ---------

 Net Assets (100%)                 $13,313.6
                                   =========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $216,600
   Unrealized depreciation        (1,801)
                                --------
   Net unrealized appreciation  $214,799
                                ========


                       See notes to financial statements.

                                                          Semi-Annual Report  41

Tax Exempt Bond Fund

The Tax Exempt Bond Fund seeks to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax, consistent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

-----------------------------------
Net Assets (in millions)      $26.9
Number of Issues                 31
Average Maturity          6.7 years
SEC Yield                     3.11%
-----------------------------------

Portfolio Composition

------------------------------
General Obligations Bonds  46%
Insured Bonds              11%
Revenue Bonds              25%
Pre-Refunded Bonds         11%
Cash Equivalent             7%
------------------------------

Credit Quality

--------
AAA  63%
AA   37%
A     0%
BBB   0%
--------

Schedule of Investments - April 30, 2002
------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
 General Obligations (53%)
 Limited (8%)
  1,065,000 Austin, TX
            5.25%, 9/01/04      $ 1,128.9
    700,000 Clark County, NV
            School District,
            5.88%, 6/15/13          768.2
    100,000 Massachusetts
            State,
            1.55%, 12/1/30,
            VRDN                    100.0
                                ---------
            Limited               1,997.1

 Unlimited (45%)
  1,100,000 Arlington
            County, VA
            4.50%, 2/01/04        1,138.5
  1,250,000 Florida State
            Board of
            Education,
            5.75%, 6/01/12        1,389.1
  1,000,000 Georgia State,
            5.00%, 3/1/13         1,060.0
  1,000,000 Glendale, AZ,
            5.30%, 7/01/12        1,068.7
  1,000,000 Huron Valley
            Michigan School
            District,
            5.625%, 5/01/05,
            FGIC                  1,076.3
  1,000,000 Minnesota State,
            5.50%, 6/01/08        1,096.3
  1,000,000 Mississippi
            State,
            5.80%, 6/01/09        1,067.5
  1,000,000 New Jersey
            State,
            5.50%, 8/01/08        1,100.0
  1,000,000 Ohio State,
            5.25%, 9/15/11        1,086.3
  1,000,000 South Carolina
            State,
            5.00%, 1/01/10        1,066.2
  1,000,000 Virginia State,
            6.10%, 6/01/06        1,058.7
                                ---------
            Unlimited            12,207.6
                                ---------
            General              14,204.7
            Obligations

------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
 Revenue (46%)
 Education (4%)
  1,000,000 Pennsylvania
            State Higher
            Education
            Assistance
            Agency,
            2.35%, Put Date
            7/1/03              $ 1,000.0

 Electric & Gas (3%)
    900,000 Cohasset, MN
            Minnesota Power
            & Light
            1.55%, 6/1/13,
            VRDN                    900.0

 Escrowed to Maturity (0%)
      5,000 Honolulu, HI
            City,
            5.00%, 10/01/02,
            Escrowed to
            Maturity                  5.1

 Housing (1%)
    165,000 Idaho Housing
            and Finance
            Association,
            5.20%, 7/01/27          165.4
    170,000 Wisconsin
            Housing &
            Economic
            Development,
            5.30%, 11/01/05         177.2
                                ---------
            Housing                 342.6

 Industrial Development (2%)
    300,000 Jackson County,
            MS Port Facility
            1.50%, 6/1/23.
            VRDN                    300.0
    200,000 Philadelphia
            Authority, Fox
            Chase Center,
            1.60%, 7/01/25,
            VRDN                    200.0
                                ---------
            Industrial              500.0
            Development

 Prerefunded (4%)
  1,000,000 Atlanta GA Water
            & Wastewater
            Revenue,
            5.00%,
            Prerefunded
            5/01/09               1,080.0

 Public Improvements (2%)
    500,000 Florida State
            Department of
            Environmental
            Protection,
            5.00%, 7/01/10,
            MBIA                    532.5


42  Paydenfunds

Schedule of Investments - April 30, 2002
------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
 Special Revenue (5%)
  1,250,000 Oregon State
            Department
            Administrative
            Services Lottery
            Revenue,
            5.75%, 4/1/14       $ 1,354.7

 Transportation (8%)
  1,000,000 Georgia State
            Road &
            Throughway
            Authority,
            5.25%, 3/01/10        1,082.5
  1,000,000 Kansas State
            Department of
            Transportation,
            5.50%, 9/01/08        1,097.5
                                ---------
            Transportation        2,180.0

 University Revenue (4%)
  1,000,000 West Virginia
            University
            Revenue,
            5.50%, 4/1/16,
            MBIA                  1,081.2

 Water & Sewer (13%)
  1,000,000 Charlotte, NC
            Water & Sewer
            Systems,
            5.50%, 06/01/14       1,087.5
  1,070,000 Michigan
            Municipal Bond
            Authority, Clean
            Water
            5.50%, 10/1/09        1,177.0
  1,000,000 Ohio State Water
            Development
            Authority,
            5.50%, 12/01/12       1,103.7
                                ---------
            Water & Sewer         3,368.2
                                ---------
            Revenue              12,344.3

 Investment Companies (0%)
    104,934 Dreyfus Tax
            Exempt Cash
            Management Fund         104.9
                                ---------

 Total (Cost - $25,889.8) (a)    26,653.9
 (99%)

Other Assets,                       274.5
net of Liabilities (1%)
                               ----------
Net Assets 100%                 $26,928.4
                               ==========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:


   Unrealized appreciation       $774,849
   Unrealized depreciation        (10,706)
                                 ---------
   Net unrealized appreciation   $764,143
                                 =========

FGIC:   Financial Guarantee Insurance Company
MBIA:   MBIA Insurance Group
VRDN:   Variable Rate Demand Note

                       See notes to financial statements.

                                                           Semi-Annual Report 43

California Municipal Income Fund

The California Municipal Income Fund seeks to earn federal and California tax-free income by investing in debt obligations which are exempt from federal and California income tax, consistent with preservation of capital. The Fund gener-ally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

-----------------------------------
Net Assets (in millions)       31.3
Number of Issues                 36
Average Maturity          6.7 years
SEC Yield                     3.02%
-----------------------------------

Portfolio Composition

------------------------------
Insured Bonds              54%
Revenue Bonds              14%
Pre-Refunded Bonds         20%
General Obligations Bonds   4%
Cash Equivalent             8%
------------------------------

Credit Quality

------------------------------
AAA                        68%
AA                         27%
A                           0%
BBB                         5%
------------------------------

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligations (31%)
   500,000 Central Valley School
           Districts Financing
           Authority California,
           6.05%, 8/01/07, MBIA     $  563.8
 1,375,000 Central Valley School
           Districts Financing
           Authority California,
           6.25%, 2/01/11, MBIA      1,593.3
   100,000 Covina Valley School
           District,
           5.00%, 8/1/14, FSA          105.4
 1,195,000 Fresno, CA Unified
           School District,
           5.80%, 2/01/11, MBIA      1,350.4
   400,000 Irvine Ranch, CA
           Water District,
           1.50%, 9/01/06, VRDN        399.9
   200,000 Irvine Ranch, CA
           Water District,
           1.65%, 11/15/13, VRDN       200.0
 1,340,000 Los Angeles, CA
           Unified School
           District, 6.00%,
           7/01/14, FGIC             1,547.7
 1,000,000 Los Angeles, CA,
           5.00%, 9/01/10            1,076.3
 1,050,000 Los Gatos, CA Unified
           School District,
           5.00%, 8/01/12, FGIC      1,120.9
   210,000 Peralta CA, Community
           College District
           5.25%, 8/01/04, FGIC        223.0
   220,000 Peralta CA, Community
           College District
           5.25%, 8/01/05, FGIC        236.4
   185,000 Peralta CA, Community
           College District
           5.25%, 8/01/06, FGIC        201.0
   900,000 Puerto Rico
           Commonwealth,
           6.25%, 7/01/08, MBIA      1,033.9
                                    --------
           General Obligations       9,652.0

 Revenue (67%)
 Electric & Gas (10%)
 1,060,000 Glendale, CA Electric
           Works,
           5.75%, 2/1/14, MBIA       1,171.3
 1,000,000 Puerto Rico Electric
           Power Authority,
           5.00%, 7/1/03, FSA        1,035.0

----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,000,000 Southern California
           Public Power
           Authority, 4.00%,
           1/01/05, FSA             $1,031.3
                                    --------
           Electric & Gas            3,237.6

 Escrow to Maturity (2%)
   500,000 Puerto Rico
           Commonwealth
           Infrastructure
           Financing Authority,
           5.50%, 10/01/17             535.0

 Housing (1%)
   200,000 California Housing,
           Finance Authority
           5.20%, 8/01/26, MBIA        200.4

 Lease (5%)
 1,085,000 Alameda County, CA
           Certificates,
           5.375%, 6/01/09, MBIA     1,194.9
   400,000 San Diego County, CA
           Certificate
           Participation, 5.50%,
           2/01/13                     413.4
                                    --------
           Lease                     1,608.3

 Pollution Control (2%)
   700,000 California Pollution
           Control Financing
           Auth., 1.55%,
           12/01/12, VRDN              700.0

 Prerefunded (19%)
 1,000,000 California
           Educational
           Facilities Authority,
           5.75%, Prerefunded
           9/01/26                   1,135.0
 1,000,000 East Bay, CA
           Municipal Utility
           District, 6.00%,
           Prerefunded 6/01/02       1,023.7
 1,100,000 Los Angeles County,
           CA Transportation
           Commission,
           6.50%, Prerefunded
           7/01/02                   1,131.2
 1,560,000 Sacramento, CA City
           Unified School
           District, 5.75%,
           Prerefunded 7/01/15       1,796.0
   700,000 University of
           California Revenue,
           6.375%, Prerefunded
           9/01/02                     725.5
                                    --------
           Prerefunded               5,811.4


44  Paydenfunds

Schedule of Investments - April 30, 2002
----------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Public Improvements (2%)
   700,000 Irvine, CA
           Improvement Building
           Act of 1915, 1.65%,
           9/02/22                  $   700.0

 Resource Recovery (4%)
 1,000,000 Sacramento County,
           CA,
           6.00%, 12/01/15            1,120.0

 Tax Allocation (4%)
 1,215,000 Fortuna, CA Tax
           Allocation, Jurupa
           Hills Project,
           4.75%, 10/01/04            1,268.2
   160,000 San Dimas, CA
           Redevelopment Agency
           Tax Allocation,
           6.75%, 9/01/16               164.8
                                    ---------
           Tax Allocation             1,433.0

 Transportation (12%)
 1,000,000 Puerto Rico
           Commonwealth Highway
           and Transportation
           Authority Highway,
           5.50%, 7/01/15             1,111.3
 1,025,000 San Diego County, CA
           Transportation
           Commission, 6.00%,
           4/01/06, AMBAC             1,135.2
 1,470,000 San Mateo County, CA
           Transit District,
           5.50%, 6/01/17, MBIA       1,611.4
                                    ---------
           Transportation             3,857.9

 Water & Sewer (6%)
 1,400,000 Metropolitan Water
           District, CA
           5.25%, 7/01/11           $ 1,529.4
   400,000 Orange County, CA
           Water District,
           1.50%, 8/15/15, VRDN         400.0
                                    ---------
           Water & Sewer              1,929.4
 Total Revenue (Cost - $20,099.3)    21,133.0
 Investment Companies (1%)
   228,778 Dreyfus State Tax
           Exempt                       228.8
                                    ---------
 Total (Cost - $29,540.8) (a)
 (99%)                               31,013.8

 Liabilities in excess of Other
 Assets (1%)                            244.3
                                    ---------
 Net Assets (100%)                  $31,258.1
                                    =========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,472,929
   Unrealized depreciation               -
                                ----------
   Net unrealized appreciation  $1,472,929
                                ==========

AMBAC: AMBAC Indemnity Corp.
FGIC:  Financial Guarantee Insurance Company
FSA:   Financial Security Assurance Inc.
MBIA:  MBIA Insurance Group
VRDN:  Variable Rate Demand Note

                       See notes to financial statements.

                                                           Semi-Annual Report 45

Statements of Assets & Liabilities

April 30, 2002

                               Global                    Emerging      Global
                             Short Bond   Global Fixed    Markets     Balanced
                                Fund      Income Fund    Bond Fund      Fund
                             ===========  ============  ===========  ==========
ASSETS:
Investments, at value*.....  $60,763,301  $294,993,509  $40,018,309  $8,369,003
Repurchase agreement, at
 value*....................
Foreign cash...............          214       262,559           40      19,085
Cash.......................
Receivable for:
 Interest and dividends....      803,762     4,846,025      780,015      83,593
 Paydowns..................
 Investments sold..........                                               6,024
 Fund shares sold..........       61,813        41,654        6,448
 Futures, swaps and options
  contracts................                     49,654        6,360      81,029
 Forward currency
  contracts................        3,072         7,217                      190
Receivable from Advisor
 (Note 3)..................                                               2,243
Other assets...............       11,016        43,679        5,990       2,820
                             -----------  ------------  -----------  ----------
  Total Assets.............   61,643,178   300,244,297   40,817,162   8,563,987
                             -----------  ------------  -----------  ----------
LIABILITIES:
Payable for:
 Bank overdraft............
 Forward currency
  contracts................       10,120     1,705,806       20,703      11,822
 Investments purchased.....                                 295,738      13,782
 Fund shares redeemed......                                  46,000
 Futures and options
  contracts................
 TBA sales commitments.....
Distributions payable......
Accrued expenses:
 Investment advisory fees
  (Note 3).................       13,746        80,359       15,739
 Administration fees (Note
  3).......................        4,444        21,429        2,735         616
 Trustee fees and
  expenses.................          810         8,443          956         216
Other liabilities..........       24,973       100,406       21,605      11,476
                             -----------  ------------  -----------  ----------
  Total Liabilities........       54,093     1,916,443      403,476      37,912
                             -----------  ------------  -----------  ----------
  NET ASSETS...............  $61,589,085  $298,327,854  $40,413,686  $8,526,075
                             ===========  ============  ===========  ==========
NET ASSETS:
Paid in capital............  $69,298,457  $313,573,007  $37,909,120  $9,333,986
Undistributed net
 investment income.........      376,854    (1,281,189)     444,370     (56,878)
Distributions in excess of
 net investment income.....
Undistributed net realized
 gains (losses) from
 investments...............   (8,302,439)   (7,217,699)    (223,471)    (63,968)
Accumulated distribution in
 excess of realized gain
 (loss)....................
Net unrealized appreciation
 (depreciation) from:
 Investments...............      222,686    (5,145,432)   2,299,784    (675,969)
 Translation of assets and
  liabilities in foreign
  currencies...............       (6,473)   (1,600,833)     (16,117)    (11,096)
                             -----------  ------------  -----------  ----------
  NET ASSETS...............  $61,589,085  $298,327,854  $40,413,686  $8,526,075
                             ===========  ============  ===========  ==========
Outstanding shares of
 beneficial interest.......    6,139,658    30,316,714    3,414,447     937,063
                             ===========  ============  ===========  ==========
NET ASSET VALUE--offering
 and redemption price per
 share.....................  $     10.03  $       9.84  $     11.84  $     9.10
                             ===========  ============  ===========  ==========
-------
*Investments, at cost......  $60,540,615  $300,268,419  $37,726,445  $9,045,649


                       See notes to financial statements.

46  Paydenfunds

                       World                                U.S. Growth   Small Cap   Bunker Hill
  EurOpportunity   Target Twenty  Growth &       Market       Leaders      Leaders    Money Market
       Fund            Fund      Income Fund  Return Fund      Fund         Fund          Fund
  ==============   ============= ===========  ============  ===========  ===========  ============
  $   7,307,049     $ 3,824,110  $82,741,850  $ 19,202,936  $12,259,325  $18,989,559  $190,511,468
                                                                                        22,000,000
          3,938
         15,498           7,062       82,260        92,812       10,981        7,918       912,510
                                                    15,216
        282,708                                                 135,480      696,548
                                       3,525
                         35,832                    239,050      111,822      174,789           736
                         34,459
          2,421           1,619                      1,312
         39,871           7,305        4,252         7,691        4,393        4,705        23,833
  -------------     -----------  -----------  ------------  -----------  -----------  ------------
      7,651,485       3,910,387   82,831,887    19,559,017   12,522,001   19,873,519   213,448,547
  -------------     -----------  -----------  ------------  -----------  -----------  ------------
         62,192
                         85,699                                 395,351    1,129,750
                                                     7,713                                  92,697
                                      90,000
                                                                                           400,763
                                      33,684                        549        5,041        16,483
            570             277        6,104         1,460          889        1,337        16,300
            275              91        2,065           565          334          445         3,940
         21,537          15,716       36,859        21,643       21,931       17,782        91,127
  -------------     -----------  -----------  ------------  -----------  -----------  ------------
         84,574         101,783      168,712        31,381      419,054    1,154,355       612,310
  -------------     -----------  -----------  ------------  -----------  -----------  ------------
  $   7,566,911     $ 3,808,604  $82,663,175  $ 19,527,636  $12,102,947  $18,719,164  $212,827,237
  =============     ===========  ===========  ============  ===========  ===========  ============
  $  34,984,368     $ 8,093,503  $85,283,798  $ 35,604,700  $18,917,189  $17,123,678  $212,827,237
       (47,004)          (1,604)     103,208       (69,203)     (51,013)      (3,037)
   (23,592,942)      (4,337,159)   1,822,183   (15,219,852)  (6,692,177)    (330,045)
    (3,778,942)          41,145   (4,546,014)     (788,009)     (71,052)   1,928,568
          1,431          12,719
  -------------     -----------  -----------  ------------  -----------  -----------  ------------
  $   7,566,911     $ 3,808,604  $82,663,175  $ 19,527,636  $12,102,947  $18,719,164  $212,827,237
  =============     ===========  ===========  ============  ===========  ===========  ============
        982,941         860,817    7,613,120     2,084,307    1,785,616    1,801,352   212,827,237
  =============     ===========  ===========  ============  ===========  ===========  ============
  $        7.70     $      4.42  $     10.86  $       9.37  $      6.78  $     10.39  $       1.00
  =============     ===========  ===========  ============  ===========  ===========  ============
  $  11,085,991     $ 3,755,747  $87,345,762  $ 19,172,762  $12,303,550  $17,060,991  $212,511,468


                       See notes to financial statements.

                                                          Semi-Annual Report  47

Statements of Assets & Liabilities continued

April 30, 2001

                                             Limited                    U.S.
                                             Maturity    Short Bond  Government
                                               Fund         Fund        Fund
                                           ============ ============ ===========
ASSETS:
Investments, at value*...................  $204,070,300 $141,439,119 $54,377,376
Repurchase agreement, at value*..........
Foreign cash.............................
Cash.....................................
Receivable for:
 Interest and dividends..................     1,147,967    1,537,720     554,408
 Paydowns................................        59,596
 Investments sold........................                    401,116
 Fund shares sold........................        69,882                   63,000
 Futures, swaps and options contracts....                      6,125
 Forward currency contracts..............
Receivable from Advisor (Note 3).........
Other assets.............................        12,690       10,608       6,939
                                           ------------ ------------ -----------
  Total Assets...........................   205,360,435  143,394,688  55,001,723
                                           ------------ ------------ -----------
LIABILITIES:
Payable for:
 Bank overdraft..........................
 Forward currency contracts..............
 Investments purchased...................       401,212    7,055,417
 Fund shares redeemed....................
 Futures and options contracts...........
 TBA sales commitments...................
Distributions payable....................       543,912      410,081     192,066
Accrued expenses:
 Investment advisory fees (Note 3).......        33,009       19,873       6,130
 Administration fees (Note 3)............        13,688        8,243       3,552
 Trustee fees and expenses...............         6,744        3,282       1,317
Other liabilities........................        54,915       36,160      25,026
                                           ------------ ------------ -----------
  Total Liabilities......................     1,053,480    7,533,056     228,091
                                           ------------ ------------ -----------
  NET ASSETS.............................  $204,306,955 $135,861,632 $54,773,632
                                           ============ ============ ===========
NET ASSETS:
Paid in capital..........................  $204,091,802 $134,777,768 $53,286,415
Undistributed net investment income......
Distributions in excess of net investment
 income..................................
Undistributed net realized gains (losses)
 from investments........................      (245,372)    (208,911)     544,200
Accumulated distribution in excess of
 realized gain (loss)....................
Net unrealized appreciation
 (depreciation) from:
 Investments.............................       460,525    1,292,775      943,017
 Translation of assets and liabilities in
  foreign currencies.....................
                                           ------------ ------------ -----------
  NET ASSETS.............................  $204,306,955 $135,861,632 $54,773,632
                                           ============ ============ ===========
Outstanding shares of beneficial
 interest................................    20,383,281   13,408,081   4,975,370
                                           ============ ============ ===========
NET ASSET VALUE--offering and redemption
 price per share.........................  $      10.02 $      10.13 $     11.01
                                           ============ ============ ===========

-------

*Investments, at cost..................... $203,609,775 $140,170,448 $53,434,359


                       See notes to financial statements.

48  Paydenfunds

                                                          Short Duration              California
                 Core Bond    Opportunity   High Income     Tax Exempt   Tax Exempt    Municipal
   GNMA Fund        Fund       Bond Fund        Fund           Fund       Bond Fund   Income Fund
  ============  ============  ============  ============  ============== ===========  ===========
  $199,710,896  $258,786,557  $295,699,423  $243,335,922   $13,139,763   $26,653,947  $31,013,756
                           9            25           831
       846,450     1,806,679     3,224,072     5,176,767       232,651       369,205      401,215
        43,031
     7,160,708    20,305,891    26,172,091     1,164,328                                1,000,092
        68,000
                       3,755       408,039       161,683
                                                                   478
         8,636        10,744        17,876         6,086           505         7,768          176
  ------------  ------------  ------------  ------------   -----------   -----------  -----------
   207,837,721   280,913,635   325,521,526   249,845,617    13,373,397    27,030,920   32,415,239
  ------------  ------------  ------------  ------------   -----------   -----------  -----------
                     105,306       323,482        40,018
    69,370,955    81,117,533    88,410,802     2,250,489                                1,029,431
                   1,041,978       120,312       344,972
       140,510       127,980       151,384
       711,007                                                  39,422        77,381       98,892
        16,210        52,967        60,105        75,915                       2,997        3,846
         8,914        14,075        17,173        17,352           925         1,727        2,039
         3,991         5,713         6,427         5,338           321           677          842
        56,913        43,233        67,337       100,345        19,096        19,774       22,115
  ------------  ------------  ------------  ------------   -----------   -----------  -----------
    70,308,500    82,508,785    89,157,022     2,834,429        59,764       102,556    1,157,165
  ------------  ------------  ------------  ------------   -----------   -----------  -----------
  $137,529,221  $198,404,850  $236,364,504  $247,011,188   $13,313,633   $26,928,364  $31,258,074
  ============  ============  ============  ============   ===========   ===========  ===========
  $134,575,857  $208,124,634  $233,533,334  $279,801,460   $13,056,965   $26,987,130  $29,754,132
                    (160,259)      815,518       798,614
       957,900   (10,179,627)   (1,231,741)  (39,892,662)       41,869      (822,909)      31,013
     1,995,464       620,102     3,234,327     6,317,672       214,799       764,143    1,472,929
                                    13,066       (13,896)
  ------------  ------------  ------------  ------------   -----------   -----------  -----------
  $137,529,221  $198,404,850  $236,364,504  $247,011,188   $13,313,633   $26,928,364  $31,258,074
  ============  ============  ============  ============   ===========   ===========  ===========
    13,337,257    19,838,409    23,562,134    30,056,188     1,324,651     2,708,550    3,047,702
  ============  ============  ============  ============   ===========   ===========  ===========
  $      10.31  $      10.00  $      10.03  $       8.22   $     10.05   $      9.94  $     10.26
  ============  ============  ============  ============   ===========   ===========  ===========
  $197,715,432  $258,165,139  $292,703,537  $237,077,650   $12,924,964   $25,889,804  $29,540,827



                       See notes to financial statements.

                                                          Semi-Annual Report  49

Statements of Operations

Six Months ended April 30, 2002

                                 Global       Global       Emerging    Global
                               Short Bond  Fixed Income  Markets Bond Balanced
                                  Fund         Fund          Fund       Fund
                               ==========  ============  ============ =========
INVESTMENT INCOME:
Interest income (Note 2).....  $1,275,980  $  6,721,328   $1,404,856  $  77,194
Dividend income..............                                            34,694
Income from affiliated
 investment (Note 2).........      26,984       177,367       14,626      2,410
Foreign tax withholdings.....                   (10,273)                 (3,406)
                               ----------  ------------   ----------  ---------
 Investment Income...........   1,302,964     6,888,422    1,419,482    110,892
                               ----------  ------------   ----------  ---------
EXPENSES:
Investment advisory fees
 (Note 3)....................      73,848       491,857       73,940     20,763
Administration fees (Note
 3)..........................      19,693       131,162       13,145      3,322
Custodian fees...............       9,854        50,056        8,379     11,099
Transfer agent fees..........       8,017        31,897        7,977      6,533
Registration and filing
 fees........................       7,601        10,800        6,122      7,259
Trustee fees and expenses....       2,131        19,926        1,905        515
Printing and mailing costs...       1,827        16,340        1,415        394
Legal fees...................         465         3,490          367         85
Accounting fees..............       6,933        56,192        6,623      1,383
Insurance....................       2,964         9,656          845        191
Audit fees...................      12,144        22,489       11,974     11,727
Other expenses...............       4,120        13,207        4,502      4,494
Expenses previously deferred
 (Note 3)
                               ----------  ------------   ----------  ---------
 Gross Expenses..............     149,597       857,072      137,194     67,765
Custodian credits (Note 2)...        (642)         (903)        (160)        (9)
Expense subsidy (Note 3).....     (25,875)                    (5,585)   (38,689)
                               ----------  ------------   ----------  ---------
 Net Expenses................     123,080       856,169      131,449     29,067
                               ----------  ------------   ----------  ---------
  Net Investment Income......   1,179,884     6,032,253    1,288,033     81,825
                               ----------  ------------   ----------  ---------
REALIZED AND UNREALIZED GAINS
 (LOSSES):
Net realized gains (losses)
 from:
 Investments.................      70,217    (1,475,934)     686,674   (289,701)
 Foreign currency
  transactions...............     (88,572)    1,683,496      (39,051)   448,934
 Futures, options and swap
  contracts..................                   (61,323)                129,690
Change in net unrealized
 appreciation (depreciation)
 from:
 Investments.................    (705,851)  (21,443,643)   1,752,549   (227,993)
 Translation of assets and
  liabilities in foreign
  currencies.................     215,228     9,185,097      (52,639)   292,905
 Futures, options and swap
  contracts..................                    90,038       12,920    (45,482)
                               ----------  ------------   ----------  ---------
  Net Realized and Unrealized
   Gains (Losses)............    (508,978)  (12,022,269)   2,360,453    308,353
                               ----------  ------------   ----------  ---------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS...  $  670,906  $ (5,990,016)  $3,648,486  $ 390,178
                               ==========  ============   ==========  =========

-------
                       See notes to financial statements.


50  Paydenfunds

                       World      Growth &                U.S. Growth Small Cap   Bunker Hill
  EurOpportunity   Target Twenty   Income      Market       Leaders    Leaders    Money Market
       Fund            Fund         Fund     Return Fund     Fund        Fund         Fund
  ==============   ============= ==========  ===========  =========== ==========  ============
   $        --       $    766    $      482  $   348,736   $   1,598  $       --   $3,478,659
        10,794         10,314       763,366                   39,032      58,036
         3,443          8,050       161,685       16,442      12,650      11,148
          (787)          (411)                                  (104)       (327)
   -----------       --------    ----------  -----------   ---------  ----------   ----------
        13,450         18,719       925,533      365,178      53,176      68,857    3,478,659
   -----------       --------    ----------  -----------   ---------  ----------   ----------
        46,060         21,207       203,271       30,035      37,960      53,809      226,602
         4,606          1,414        32,523        8,581       5,061       7,175      120,854
        15,296          4,050         4,246        5,566       6,059       7,993       13,262
        19,104          6,224        76,843       10,644       8,587       9,645       54,898
         7,322          7,218         8,477        7,349       5,855       7,310        9,935
         2,102            222         5,303        2,036         833       1,156       14,868
                          154         3,705          995         577         856       11,836
           118             35           850          177         138         194        2,851
         2,402            578        13,851        4,062       2,190       3,002       51,215
         1,340            158         2,059        1,206         315         516        3,347
        11,945         11,681        11,137       10,703      10,395      10,432       12,037
         2,935            942         4,040        4,489       1,231       1,379        7,752
   -----------       --------    ----------  -----------   ---------  ----------   ----------
       113,230         53,883       366,305       85,843      79,201     103,467      529,457
           (23)            (6)          (37)        (143)        (21)        (74)      (1,704)
       (52,753)       (33,554)      (61,362)     (37,431)    (28,567)    (31,648)     (80,210)
   -----------       --------    ----------  -----------   ---------  ----------   ----------
        60,454         20,323       304,906       48,269      50,613      71,745      447,543
   -----------       --------    ----------  -----------   ---------  ----------   ----------
       (47,004)        (1,604)      620,627      316,909       2,563      (2,888)   3,031,116
   -----------       --------    ----------  -----------   ---------  ----------   ----------
    (8,828,821)      (194,307)    1,979,616       (3,301)   (776,095)    379,236      (25,133)
       (83,150)         3,136                                    314
                       88,437                 (1,079,838)    417,964     152,276
     8,212,991        299,121     4,021,111     (103,845)  1,015,146   1,197,302
     1,453,368          1,050
                      (44,531)     (130,703)   1,472,740     (84,806)
   -----------       --------    ----------  -----------   ---------  ----------   ----------
       754,388        152,906     5,870,024      285,756     572,523   1,728,814      (25,133)
   -----------       --------    ----------  -----------   ---------  ----------   ----------
   $   707,384       $151,302    $6,490,651  $   602,665   $ 575,086  $1,725,926   $3,005,983
   ===========       ========    ==========  ===========   =========  ==========   ==========


                       See notes to financial statements.

                                                          Semi-Annual Report  51

Statements of Operations continued

Six months ended April 30, 2002

                                            Limited      Short        U.S.
                                           Maturity       Bond     Government
                                             Fund         Fund        Fund
                                          ===========  ==========  ===========
INVESTMENT INCOME:
Interest income (Note 2)................. $ 3,850,337  $2,285,318  $ 1,271,350
Dividend income..........................
Income from affiliated investment (Note
 2)......................................      87,473      38,576       14,739
Foreign tax withholdings.................
                                          -----------  ----------  -----------
 Investment Income.......................   3,937,810   2,323,894    1,286,089
                                          -----------  ----------  -----------
EXPENSES:
Investment advisory fees (Note 3)........     294,790     153,221       75,350
Administration fees (Note 3).............      83,946      43,688       21,592
Custodian fees...........................       8,662       7,580        6,754
Transfer agent fees......................      18,411      10,987        8,729
Registration and filing fees.............       8,706       7,875        7,652
Trustee fees and expenses................      12,640       6,286        3,230
Printing and mailing costs...............      10,693       5,456        2,613
Legal fees...............................       2,336       1,201          552
Accounting fees..........................      35,564      17,749        9,388
Insurance................................       3,378       1,296        1,276
Audit fees...............................      12,000      11,095       10,764
Other expenses...........................      10,007       6,564        4,261
Expenses previously deferred (Note 3)....
                                          -----------  ----------  -----------
 Gross Expenses..........................     501,133     272,998      152,161
Custodian credits (Note 2)...............      (1,149)       (597)         (44)
Expense subsidy (Note 3).................     (79,276)    (53,647)     (44,379)
                                          -----------  ----------  -----------
 Net Expenses............................     420,708     218,754      107,738
                                          -----------  ----------  -----------
  Net Investment Income..................   3,517,102   2,105,140    1,178,351
                                          -----------  ----------  -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
 Investments.............................    (244,235)     19,013    1,039,938
 Foreign currency transactions...........
 Futures, options and swap contracts.....                 154,743
Change in net unrealized appreciation
 (depreciation) from:
 Investments.............................  (1,110,247)   (895,024)  (2,305,326)
 Translation of assets and liabilities in
  foreign currencies.....................
 Futures, options and swap contracts.....                (229,178)
                                          -----------  ----------  -----------
  Net Realized and Unrealized Gains
   (Losses)..............................  (1,354,482)   (950,446)  (1,265,388)
                                          -----------  ----------  -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................. $ 2,162,620  $1,154,694  $   (87,037)
                                          ===========  ==========  ===========

                       See notes to financial statements.

52  Paydenfunds

                   Core      Opportunity               Short Duration             California
                   Bond         Bond      High Income    Tax Exempt   Tax Exempt   Municipal
   GNMA Fund       Fund         Fund         Fund           Fund      Bond Fund   Income Fund
  ===========   ===========  ===========  ===========  ============== ==========  ===========
  $ 4,264,414   $ 4,485,392  $ 7,689,856  $ 9,555,069    $ 286,534    $ 537,603    $ 694,673
       48,669       198,465      128,444      161,458
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
    4,313,083     4,683,857    7,818,300    9,716,527      286,534      537,603      694,673
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
      183,126       250,692      358,924      401,464       23,832       40,808       51,497
       54,260        71,626      102,550       91,763        5,958       10,202       12,874
       11,206        15,801       38,218        9,785        1,304        1,707        2,586
       21,752        15,539       14,480       18,846        6,750        6,963        7,036
        8,346         8,020        9,502       29,750        7,326        7,390        1,294
        7,166        11,491       15,292       12,347          752        1,557        2,002
        6,126         9,500       12,746       11,353          700        1,252        1,562
        1,273         2,146        2,614        2,321          144          270          335
       21,170        31,383       43,881       36,795        2,732        4,555        5,805
        2,063         1,477        5,828        8,690          257          467          779
       11,352        11,805       12,758       11,378       10,354       10,479       10,567
        4,969         9,809       16,167        8,008        4,276        3,904        4,832
                      8,408
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
      332,809       447,697      632,960      642,500       64,385       89,554      101,169
       (2,495)          (33)        (283)      (1,291)         (29)         (55)          (4)
      (92,928)                                             (27,119)     (25,736)     (20,700)
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
      237,386       447,664      632,677      641,209       37,237       63,763       80,465
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
    4,075,697     4,236,193    7,185,623    9,075,318      249,297      473,840      614,208
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
      963,867     2,252,998    4,798,396   (7,347,739)      41,928       61,953      156,728
                    (49,099)    (369,818)      (6,018)
                   (781,983)    (491,316)     (16,434)
   (3,813,811)   (4,154,493)  (7,887,558)   9,177,746     (130,089)    (363,934)    (689,618)
                        438      245,257      (90,238)
                     11,777      107,518       96,900
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
   (2,849,944)   (2,720,362)  (3,597,521)   1,814,217      (88,161)    (301,981)    (532,890)
  -----------   -----------  -----------  -----------    ---------    ---------    ---------
  $ 1,225,753   $ 1,515,831  $ 3,588,102  $10,889,535    $ 161,136    $ 171,859    $  81,318
  ===========   ===========  ===========  ===========    =========    =========    =========

                       See notes to financial statements.

                                                          Semi-Annual Report  53

Statements of Changes in Net Assets
Six months ended April 30, 2002 and year ended October 31, 2001



                            Global Short Bond Fund      Global Fixed Income Fund
                          ===========================  ===========================
                              2002          2001           2002          2001
                          ============  =============  ============  =============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $  1,179,884  $   3,050,782  $  6,032,253  $  15,507,983
Net realized gains
 (losses) on
 investments............       (18,355)      (620,958)      146,239     15,704,675
Change in net unrealized
 appreciation
 (depreciation).........      (490,623)     3,711,508   (12,168,509)    10,639,587
                          ------------  -------------  ------------  -------------
 Change in Net Assets
  Resulting from
  Operations............       670,906      6,141,332    (5,990,017)    41,852,245
                          ------------  -------------  ------------  -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...      (803,030)    (2,279,208)  (11,907,709)   (25,945,621)
In excess of net
 investment income......
Net realized gains from
 investments............
In excess of net
 realized gains from
 investments............
Return of capital.......
                          ------------  -------------  ------------  -------------
 Change in Net Assets
  from Distributions to
  Shareholders..........      (803,030)    (2,279,208)  (11,907,709)   (25,945,621)
                          ------------  -------------  ------------  -------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    26,025,642     18,759,555    36,065,676     85,812,691
Reinvestment of
 distributions..........       759,067      1,811,132    10,711,379     22,389,488
Cost of fund shares
 redeemed...............   (21,365,309)  (122,162,390)  (92,859,594)  (285,197,949)
                          ------------  -------------  ------------  -------------
 Change in Net Assets
  from Capital
  Transactions..........     5,419,400   (101,591,703)  (46,082,539)  (176,995,770)
                          ------------  -------------  ------------  -------------
  Total Change in Net
   Assets...............     5,287,276    (97,729,579)  (63,980,265)  (161,089,146)
NET ASSETS:
Beginning of period.....    56,301,809    154,031,388   362,308,119    523,397,265
                          ------------  -------------  ------------  -------------
End of period...........  $ 61,589,085  $  56,301,809  $298,327,854  $ 362,308,119
                          ============  =============  ============  =============
Undistributed net
 investment income......  $    376,854  $          --  $ (1,281,189) $   4,709,788
                          ============  =============  ============  =============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     5,590,058     16,050,958    34,960,418     52,491,652
                          ------------  -------------  ------------  -------------
Shares sold.............     2,594,521      1,913,307     3,616,324      8,388,419
Shares issued in
 reinvestment of
 distributions..........        75,726        186,199     1,079,437      2,190,986
Shares redeemed.........    (2,120,647)   (12,560,406)   (9,339,465)   (28,110,639)
                          ------------  -------------  ------------  -------------
Change in shares
 outstanding............       549,600    (10,460,900)   (4,643,704)   (17,531,234)
                          ------------  -------------  ------------  -------------
Outstanding shares at
 end of period..........     6,139,658      5,590,058    30,316,714     34,960,418
                          ============  =============  ============  =============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............    46,426,772                  150,402,747
Sale of investments
 (excluding
 government)............    38,151,397                  154,033,816
Purchase of government
 securities.............    13,971,563                   46,388,411
Sale of government
 securities.............    16,733,023                   76,922,735

-------

                       See notes to financial statements.

54  Paydenfunds

   Emerging Markets Bond
            Fund               Global Balanced Fund       EurOpportunity Fund
  =========================== =======================  ==========================
     2002           2001         2002        2001          2002          2001
  ===========   ============  ==========  ===========  ============  ============
  $ 1,288,033   $  3,975,496  $   81,825  $   240,593  $    (47,004) $   (215,247)
      647,623     (1,004,071)    288,923     (419,204)   (8,911,971)  (16,103,088)
    1,712,830      1,803,755      19,430     (640,017)    9,666,360   (14,129,351)
  -----------   ------------  ----------  -----------  ------------  ------------
    3,648,486      4,775,180     390,178     (818,628)      707,385   (30,447,686)
  -----------   ------------  ----------  -----------  ------------  ------------
   (1,119,650)    (4,143,421)   (138,703)    (207,448)
                    (944,407)                (878,445)
                     (11,056)
                                             (188,817)
  -----------   ------------  ----------  -----------  ------------  ------------
   (1,119,650)    (5,098,884)   (138,703)  (1,274,710)           --            --
  -----------   ------------  ----------  -----------  ------------  ------------
    9,469,725     11,642,548     143,483      270,599    12,428,153    70,883,066
    1,058,751      4,880,738     138,449    1,274,710
   (2,149,777)   (35,955,630)   (499,182)  (1,006,408)  (18,042,242)  (90,979,679)
  -----------   ------------  ----------  -----------  ------------  ------------
    8,378,699    (19,432,344)   (217,250)     538,901    (5,614,089)  (20,096,613)
  -----------   ------------  ----------  -----------  ------------  ------------
   10,907,535    (19,756,048)     34,225   (1,554,437)   (4,906,704)  (50,544,299)
   29,506,151     49,262,199   8,491,850   10,046,287    12,473,615    63,017,914
  -----------   ------------  ----------  -----------  ------------  ------------
  $40,413,686   $ 29,506,151  $8,526,075  $ 8,491,850  $  7,566,911  $ 12,473,615
  ===========   ============  ==========  ===========  ============  ============
  $   444,370   $    275,987  $  (56,878) $        --  $    (47,004) $         --
  ===========   ============  ==========  ===========  ============  ============
    2,697,996      4,421,098     961,251      912,851     1,652,046     3,756,308
  -----------   ------------  ----------  -----------  ------------  ------------
      811,268      1,036,015      16,034       29,117     1,525,121     6,543,638
       92,933        444,061      15,332      131,023
     (187,750)    (3,203,178)    (55,554)    (111,740)   (2,194,226)   (8,647,900)
  -----------   ------------  ----------  -----------  ------------  ------------
      716,451     (1,723,102)    (24,188)      48,400      (669,105)   (2,104,262)
  -----------   ------------  ----------  -----------  ------------  ------------
    3,414,447      2,697,996     937,063      961,251       982,941     1,652,046
  ===========   ============  ==========  ===========  ============  ============
   27,900,022                  2,452,562                  1,508,124
   18,932,042                  2,069,905                  9,815,682
           --                    395,032                         --
    1,784,141                    660,647                         --

                       See notes to financial statements.

                                                          Semi-Annual Report  55

Statement of Changes in Net Assets continued
Six months ended April 30, 2002 and year ended October 31, 2001




                                  World Target
                                  Twenty Fund           Growth & Income Fund
                             =======================  =========================
                                2002        2001         2002          2001
                             ==========  ===========  ===========  ============
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
Net investment income
 (loss)....................  $   (1,604) $    (2,726) $   620,627  $  1,314,210
Net realized gains (losses)
 on investments............    (102,734)  (4,618,947)   1,979,616       130,325
Change in net unrealized
 appreciation
 (depreciation)............     255,640      943,018    3,890,408   (18,071,265)
                             ----------  -----------  -----------  ------------
 Change in Net Assets
  Resulting from
  Operations...............     151,302   (3,678,655)   6,490,651   (16,626,730)
                             ----------  -----------  -----------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income......                              (637,501)   (1,191,837)
In excess of net investment
 income....................
Net realized gains from
 investments...............                  (41,336)               (21,267,597)
In excess of net realized
 gains from investments....
Return of capital..........
                             ----------  -----------  -----------  ------------
 Change in Net Assets from
  Distributions to
  Shareholders.............          --      (41,336)    (637,501)  (22,459,434)
                             ----------  -----------  -----------  ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares
 sold......................     451,940       61,846    6,199,895    16,406,068
Reinvestment of
 distributions.............                   41,336      627,917    21,973,348
Cost of fund shares
 redeemed..................     (68,325)    (615,624)  (6,907,187)  (26,613,107)
                             ----------  -----------  -----------  ------------
 Change in Net Assets from
  Capital Transactions.....     383,615     (512,442)     (79,375)   11,766,309
                             ----------  -----------  -----------  ------------
  Total Change in Net
   Assets..................     534,917   (4,232,433)   5,773,775   (27,319,855)
NET ASSETS:
Beginning of period........   3,273,687    7,506,120   76,889,400   104,209,255
                             ----------  -----------  -----------  ------------
End of period..............  $3,808,604  $ 3,273,687  $82,663,175  $ 76,889,400
                             ==========  ===========  ===========  ============
Undistributed net
 investment income.........  $   (1,604) $        --  $   103,208  $    120,082
                             ==========  ===========  ===========  ============
FUND SHARES OF BENEFICIAL
 INTEREST:
Outstanding shares at
 beginning of period.......     776,156      895,792    7,629,290     6,675,506
                             ----------  -----------  -----------  ------------
Shares sold................     100,040       10,633      565,899     1,452,347
Shares issued in
 reinvestment of
 distributions.............                    6,374       57,245     1,771,638
Shares redeemed............     (15,379)    (136,643)    (639,314)   (2,270,201)
                             ----------  -----------  -----------  ------------
Change in shares
 outstanding...............      84,661     (119,636)     (16,170)      953,784
                             ----------  -----------  -----------  ------------
Outstanding shares at end
 of period.................     860,817      776,156    7,613,120     7,629,290
                             ==========  ===========  ===========  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding government)....   5,786,018                24,963,165
Sale of investments
 (excluding government)....   5,568,706                15,330,840
Purchase of government
 securities................          --                        --
Sale of government
 securities................          --                        --

-------

                       See notes to financial statements.

56  Paydenfunds

                                  U.S. Growth                Small Cap                     Bunker Hill
   Market Return Fund            Leaders Fund              Leaders Fund                 Money Market Fund
==========================  ========================  ========================  ==================================
   2002           2001         2002         2001         2002         2001            2002              2001
===========   ============  ===========  ===========  ===========  ===========  ================  ================


$   316,909   $  2,456,427  $     2,563  $   147,001  $    (2,888) $   147,444  $      3,031,116  $     11,276,418
 (1,083,139)   (13,947,037)    (357,817)  (6,293,280)     531,512     (861,633)          (25,133)          139,580
  1,368,895        854,352      930,340   (1,588,001)   1,197,302     (988,855)
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
    602,665    (10,636,258)     575,086   (7,734,280)   1,725,926   (1,703,044)        3,005,983        11,415,998
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
   (411,501)    (2,498,199)     (71,418)    (208,785)     (36,824)    (171,109)       (3,005,983)      (11,276,418)
                                            (364,167)               (1,212,529)                           (139,580)
                                             (44,025)
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
   (411,501)    (2,498,199)     (71,418)    (616,977)     (36,824)  (1,383,638)       (3,005,983)      (11,415,998)
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
  2,398,426      5,807,179      878,085    3,591,025    1,989,758    5,212,483    14,804,578,350    16,431,987,216
    400,263      2,417,886       69,737      606,130       35,409    1,377,025           694,086         6,455,080
 (3,288,225)   (34,295,485)  (1,048,157)  (3,105,731)  (1,804,399)  (7,550,782)  (14,967,734,017)  (16,264,083,443)
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
   (489,536)   (26,070,420)    (100,335)   1,091,424      220,768     (961,274)     (162,461,581)      174,358,853
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
   (298,372)   (39,204,877)     403,333   (7,259,833)   1,909,870   (4,047,956)     (162,461,581)      174,358,853
 19,826,008     59,030,885   11,699,614   18,959,447   16,809,294   20,857,250       375,288,818       200,929,965
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
$19,527,636   $ 19,826,008  $12,102,947  $11,699,614  $18,719,164  $16,809,294  $    212,827,237  $    375,288,818
===========   ============  ===========  ===========  ===========  ===========  ================  ================
$   (69,203)  $     25,389  $   (51,013) $    20,738  $    (3,037) $    36,675                --                --
===========   ============  ===========  ===========  ===========  ===========  ================  ================
  2,134,147      4,534,186    1,802,066    1,659,659    1,778,926    1,793,499       375,288,818       200,929,965
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
    242,058        531,662      128,536      430,175      201,752      546,455    14,804,578,350    16,431,987,216
     40,908        218,893        9,699       67,239        3,475      141,167           694,086         6,455,080
   (332,806)    (3,150,594)    (154,685)    (355,007)    (182,801)    (702,195)  (14,967,734,017)  (16,264,083,443)
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
    (49,840)    (2,400,039)     (16,450)     142,407       22,426      (14,573)     (162,461,581)      174,358,853
-----------   ------------  -----------  -----------  -----------  -----------  ----------------  ----------------
  2,084,307      2,134,147    1,785,616    1,802,066    1,801,352    1,778,926       212,827,237       375,288,818
===========   ============  ===========  ===========  ===========  ===========  ================  ================
  6,713,539                  28,583,175                38,643,013                             --
  5,104,259                  27,442,355                39,503,041                             --
  4,429,256                          --                        --                             --
  6,228,957                          --                        --                             --


                       See notes to financial statements.

                                                          Semi-Annual Report  57

Statements of Changes in Net Assets continued
Six months ended April 30, 2002 and year ended October 31, 2001

                             Limited Maturity Fund           Short Bond Fund
                          ============================  ==========================
                              2002           2001           2002          2001
                          =============  =============  ============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $   3,517,102  $   9,153,501  $  2,105,140  $  3,822,694
Net realized gains
 (losses) on
 investments............       (244,235)     1,617,440       173,756     1,727,220
Change in net unrealized
 appreciation
 (depreciation).........     (1,110,247)     1,318,005    (1,124,202)    2,278,211
                          -------------  -------------  ------------  ------------
 Change in Net Assets
  Resulting from
  Operations............      2,162,620     12,088,946     1,154,694     7,828,125
                          -------------  -------------  ------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...     (3,517,102)    (9,153,501)   (2,105,140)   (3,822,694)
In excess of net
 investment income......
Net realized gains from
 investments............       (992,935)
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  -------------  ------------  ------------
 Change in Net Assets
  from Distributions to
  Shareholders..........     (4,510,037)    (9,153,501)   (2,105,140)   (3,822,694)
                          -------------  -------------  ------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    200,914,427    254,085,154    92,843,138    22,394,932
Reinvestment of
 distributions..........      2,832,690      8,932,668     1,636,159     3,792,463
Cost of fund shares
 redeemed...............   (199,472,080)  (242,397,807)  (40,883,418)  (13,933,439)
                          -------------  -------------  ------------  ------------
 Change in Net Assets
  from Capital
  Transactions..........      4,275,037     20,620,015    53,595,879    12,253,956
                          -------------  -------------  ------------  ------------
  Total Change in Net
   Assets...............      1,927,620     23,555,460    52,645,433    16,259,387
NET ASSETS:
Beginning of period.....    202,379,335    178,823,875    83,216,199    66,956,812
                          -------------  -------------  ------------  ------------
End of period...........  $ 204,306,955  $ 202,379,335  $135,861,632  $ 83,216,199
                          =============  =============  ============  ============
Undistributed net
 investment income......  $          --  $          --  $         --  $         --
                          =============  =============  ============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     19,954,496     17,940,146     8,128,277     6,910,760
                          -------------  -------------  ------------  ------------
Shares sold.............     19,967,715     25,199,361     9,148,078     2,237,771
Shares issued in
 reinvestment of
 distributions..........        281,601        886,021       161,530       380,554
Shares redeemed.........    (19,820,531)   (24,071,032)   (4,029,804)   (1,400,808)
                          -------------  -------------  ------------  ------------
Change in shares
 outstanding............        428,785      2,014,350     5,279,804     1,217,517
                          -------------  -------------  ------------  ------------
Outstanding shares at
 end of period..........     20,383,281     19,954,496    13,408,081     8,128,277
                          =============  =============  ============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............     61,843,279                   39,341,981
Sale of investments
 (excluding
 government)............     41,658,010                   22,399,336
Purchase of government
 securities.............     42,338,197                   92,960,209
Sale of government
 securities.............     31,375,988                   46,599,569

-------
                       See notes to financial statements.


58  Paydenfunds

   U.S. Government Fund              GNMA Fund                 Core Bond Fund
  ========================== ==========================  ===========================
     2002          2001          2002          2001          2002           2001
  ===========   ===========  ============  ============  =============  ============
  $ 1,178,351   $ 3,058,107  $  4,075,697  $  8,753,293  $   4,236,193  $  4,922,692
    1,039,938     1,399,296       963,867     3,554,222      1,421,916     3,838,634
   (2,305,326)    2,841,154    (3,813,811)    4,667,938     (4,142,278)    4,724,604
  -----------   -----------  ------------  ------------  -------------  ------------
      (87,037)    7,298,557     1,225,753    16,975,453      1,515,831    13,485,930
  -----------   -----------  ------------  ------------  -------------  ------------
   (1,178,351)   (3,058,107)   (4,075,697)   (8,753,293)    (4,571,066)   (4,839,919)
                               (3,559,735)      (72,684)
  -----------   -----------  ------------  ------------  -------------  ------------
   (1,178,351)   (3,058,107)   (7,635,432)   (8,825,977)    (4,571,066)   (4,839,919)
  -----------   -----------  ------------  ------------  -------------  ------------
    6,765,675     8,803,796    42,050,213    56,244,030     85,829,684   107,611,165
      960,116     3,046,211     1,526,244     4,666,644      4,529,105     4,736,702
  (14,952,763)  (21,258,182)  (45,933,138)  (36,166,585)   (38,845,375)  (48,290,448)
  -----------   -----------  ------------  ------------  -------------  ------------
   (7,226,972)   (9,408,175)   (2,356,681)   24,744,089     51,513,414    64,057,419
  -----------   -----------  ------------  ------------  -------------  ------------
   (8,492,360)   (5,167,725)   (8,766,360)   32,893,565     48,458,179    72,703,430
   63,265,992    68,433,717   146,295,581   113,402,016    149,946,671    77,243,241
  -----------   -----------  ------------  ------------  -------------  ------------
  $54,773,632   $63,265,992  $137,529,221  $146,295,581  $ 198,404,850  $149,946,671
  ===========   ===========  ============  ============  =============  ============
  $        --   $        --  $         --  $         --  $    (160,259) $    174,614
  ===========   ===========  ============  ============  =============  ============
    5,630,103     6,535,260    13,588,591    11,171,865     14,714,471     8,301,632
  -----------   -----------  ------------  ------------  -------------  ------------
      613,254       798,901     4,074,539     5,371,965      8,559,642    10,962,096
       87,183       281,260       147,783       445,818        454,958       487,979
   (1,355,170)   (1,985,318)   (4,473,656)   (3,401,057)    (3,890,662)   (5,037,236)
  -----------   -----------  ------------  ------------  -------------  ------------
     (654,733)     (905,157)     (251,334)    2,416,726      5,123,938     6,412,839
  -----------   -----------  ------------  ------------  -------------  ------------
    4,975,370     5,630,103    13,337,257    13,588,591     19,838,409    14,714,471
  ===========   ===========  ============  ============  =============  ============
           --                  94,347,741                  168,317,015
           --                  64,421,582                  129,221,556
   75,776,307                  24,034,890                1,061,585,413
   93,056,915                  29,862,516                1,075,074,523

                       See notes to financial statements.

                                                          Semi-Annual Report  59

Statements of Changes in Net Assets continued
Six months ended April 30, 2002 and year ended October 31, 2001

                            Opportunity Bond Fund          High Income Fund
                          ===========================  ==========================
                              2002           2001          2002          2001
                          =============  ============  ============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $   7,185,623  $ 20,032,913  $  9,075,318  $ 14,165,241
Net realized gains
 (losses) on
 investments............      3,937,262     6,861,573    (7,370,191)  (23,187,988)
Change in net unrealized
 appreciation
 (depreciation).........     (7,534,783)   13,449,646     9,184,408     8,009,633
                          -------------  ------------  ------------  ------------
Change in Net Assets
 Resulting from
 Operations.............      3,588,102    40,344,132    10,889,535    (1,013,114)
                          -------------  ------------  ------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...     (6,761,906)  (19,256,122)  (10,292,884)  (13,147,494)
In excess of net
 investment income......
Net realized gains from
 investments............
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  ------------  ------------  ------------
Change in Net Assets
 from Distributions to
 Shareholders...........     (6,761,906)  (19,256,122)  (10,292,884)  (13,147,494)
                          -------------  ------------  ------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............     13,216,030    88,106,839    45,089,620   126,986,409
Reinvestment of
 distributions..........      6,542,320    18,396,804     9,756,940    12,441,940
Cost of fund shares
 redeemed...............    (67,482,914) (150,578,845)  (26,958,788)  (46,231,925)
                          -------------  ------------  ------------  ------------
Change in Net Assets
 from Capital
 Transactions...........    (47,724,564)  (44,075,202)   27,887,772    93,196,424
                          -------------  ------------  ------------  ------------
Total Change in Net
 Assets.................    (50,898,368)  (22,987,192)   28,484,423    79,035,816
NET ASSETS:
Beginning of period.....    287,262,872   310,250,064   218,526,765   139,490,949
                          -------------  ------------  ------------  ------------
End of period...........  $ 236,364,504  $287,262,872  $247,011,188  $218,526,765
                          =============  ============  ============  ============
Undistributed net
 investment income......  $     815,518  $    391,801  $    798,614  $  2,016,180
                          =============  ============  ============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     28,315,178    32,668,246    26,680,758    15,921,162
                          -------------  ------------  ------------  ------------
Shares sold.............      1,328,776     8,988,602     5,455,260    14,832,213
Shares issued in
 reinvestment of
 distributions..........        655,219     1,872,846     1,192,079     1,496,725
Shares redeemed.........     (6,737,039)  (15,214,516)   (3,271,909)   (5,569,342)
                          -------------  ------------  ------------  ------------
Change in shares
 outstanding............     (4,753,044)   (4,353,068)    3,375,430    10,759,596
                          -------------  ------------  ------------  ------------
Outstanding shares at
 end of period..........     23,562,134    28,315,178    30,056,188    26,680,758
                          =============  ============  ============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............    211,879,981                  83,704,909
Sale of investments
 (excluding
 government)............    233,103,581                  48,366,850
Purchase of government
 securities.............  1,403,782,664                   3,574,974
Sale of government
 securities.............  1,471,499,844                   8,159,766

-------

                       See notes to financial statements.

60  Paydenfunds

      Short Duration                                    California Municipal
   Tax Exempt Bond Fund       Tax Exempt Bond Fund           Income Fund
  ========================== ========================  ========================
     2002          2001         2002         2001         2002         2001
  ===========   ===========  ===========  ===========  ===========  ===========
  $   249,297   $   537,119  $   473,840  $ 1,054,153  $   614,208  $ 1,458,468
       41,928        38,364       61,953      594,561      156,728      401,245
     (130,089)      339,304     (363,934)     626,239     (689,618)   1,400,973
  -----------   -----------  -----------  -----------  -----------  -----------
      161,136       914,787      171,859    2,274,953       81,318    3,260,686
  -----------   -----------  -----------  -----------  -----------  -----------
     (249,297)     (537,119)    (473,840)  (1,054,183)    (612,219)  (1,458,444)
      (11,168)
  -----------   -----------  -----------  -----------  -----------  -----------
     (260,465)     (537,119)    (473,840)  (1,054,153)    (612,219)  (1,458,444)
  -----------   -----------  -----------  -----------  -----------  -----------
    2,290,958    10,098,210    2,684,111    6,328,847      545,124    4,912,887
      196,013       480,692      266,745      690,443      464,017    1,313,961
   (6,977,727)   (6,429,871)  (1,813,915)  (6,903,821)  (2,913,133)  (9,128,490)
  -----------   -----------  -----------  -----------  -----------  -----------
   (4,490,756)    4,149,031    1,136,941      115,469   (1,903,992)  (2,901,642)
  -----------   -----------  -----------  -----------  -----------  -----------
   (4,590,085)    4,526,699      834,960    1,336,269   (2,434,893)  (1,099,400)
   17,903,718    13,377,019   26,093,404   24,757,135   33,692,967   34,792,367
  -----------   -----------  -----------  -----------  -----------  -----------
  $13,313,633   $17,903,718  $26,928,364  $26,093,404  $31,258,074  $33,692,967
  ===========   ===========  ===========  ===========  ===========  ===========
  $        --   $        --  $        --  $        --  $        --  $    (1,353)
  ===========   ===========  ===========  ===========  ===========  ===========
    1,769,770     1,356,003    2,593,579    2,584,488    3,232,815    3,503,359
  -----------   -----------  -----------  -----------  -----------  -----------
      228,017     1,009,042      270,673      643,205       52,900      490,451
       19,475        47,978       27,060       70,019       45,362      129,111
     (692,611)     (643,253)    (182,762)    (704,133)    (283,375)    (890,106)
  -----------   -----------  -----------  -----------  -----------  -----------
     (445,119)      413,767      114,971        9,091    (185,113)     (270,544)
  -----------   -----------  -----------  -----------  -----------  -----------
    1,324,651     1,769,770    2,708,550    2,593,579    3,047,702    3,232,815
  ===========   ===========  ===========  ===========  ===========  ===========
    1,548,610                 11,790,361                 2,226,820
    3,917,208                 10,855,463                 5,320,335
           --                         --                        --
           --                         --                        --

                       See notes to financial statements.

                                                         Semi-Annual Report  61

Notes to Financial Statements
April 30, 2002


1. Organization and Related Matters

The Payden & Rygel Investment Group (the "Group" or "Paydenfunds") is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Each of its twenty-one mutual funds (each a "Fund," collectively the "Funds") is a series of the Group.

Each of the Funds, other than the Bunker Hill Money Market, High Income and EurOpportunity Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which prices are more readily obtainable. Debt securities with remaining maturities of sixty days or less and securities in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

All other securities not described above are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees.

Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are amortized or accreted. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Effective November 1, 2001, the Paydenfunds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised and began amortizing premiums and accreting discounts on all fixed income securities. The cumulative effect of this accounting change does not impact net assets in total, but does change the cost of securities, and unrealized appreciation (depreciation). Periods prior to adoption have not been restated.

62  Paydenfunds

April 30, 2002

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/ depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Repurchase Agreements
Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions
Option techniques may be utilized by each of the Funds (except the Bunker Hill Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

                                                          Semi-Annual Report  63

Notes to Financial Statements continued
April 30, 2002

Futures Contracts
The Funds (except the Bunker Hill Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Global Balanced, EurOpportunity, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Opportunity Bond and High Income Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts
The Funds (except the Growth & Income and Bunker Hill Money Market Funds) may enter into swap transactions to hedge against market risk, or to more efficiently gain exposure to a market or specific market sector. Generally, swaps involve an agreement between a Fund and another party to exchange payment calculated as if there were interest on a notional principal amount. A Fund will typically pay a floating rate of interest and receive the total return of a specific rate or index. A fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, only the net amount of two payment streams. The net amount of the receivable/payable with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by the Fund.

The potential risk to a Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged. In addition, if the other party to the transaction defaults, a Fund might incur a loss.

Forward Currency Contracts
The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Opportunity Bond, High Income, Market Return, Global Balanced, EurOpportunity, and World Target Twenty Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their

64  Paydenfunds

April 30, 2002

contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

TBA Sale Commitments
Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underling securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following Funds earned a fee for entering into dollar roll agreements. The amounts below are included in interest income in the statement of operations.

GNMA................................................................. $  915,746
Core Bond............................................................    930,496
Opportunity Bond.....................................................  1,110,957

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) the Emerging Markets Bond, Global Balanced, and Growth & Income Funds, which are declared and paid quarterly, (ii) the EurOpportunity, World Target Twenty, U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (iii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes
It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund's tax return.

Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying financial statements. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

                                                          Semi-Annual Report 65

Notes to Financial Statements continued
April 30, 2002

Line of Credit
The Group has entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment
Each of the Funds (except the Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds) invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by each Fund for the period is disclosed in the statement of operations.

Custodian Credits
The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statement of operations.

Other
Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Organization costs are a direct expense to the Fund as incurred.

66  Paydenfunds

April 30, 2002


3. Related Party Transactions

Payden & Rygel (the "Adviser") provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

                          Adviser Fees Based on Assets
                         -------------------------------                     Cumulative
                         Between Between Between                   Voluntary  Deferred
                         0--500  0.5--1   1--2   Over 2   Expense   Expense   Expense
                         Million Billion Billion Billion Guarantee   Limit    Subsidy
                         ------- ------- ------- ------- --------- --------- ----------
Global Short Bond.......  0.30%   0.30%   0.30%   0.25%    0.70%     0.50%   $  495,429
Global Fixed Income.....  0.30%   0.30%   0.30%   0.25%    0.70%      n/a            --
Emerging Markets Bond...  0.45%   0.45%   0.45%   0.45%    1.25%     0.80%       69,221
Global Balanced.........  0.50%   0.50%   0.40%   0.40%    0.85%     0.70%      406,746
EurOpportunity..........  0.80%   0.80%   0.60%   0.60%    1.05%      n/a       278,310
World Target Twenty.....  1.20%   1.20%   1.20%   1.20%    1.40%     1.15%      183,535
Growth & Income.........  0.50%   0.50%   0.50%   0.30%    0.80%     0.75%      289,691
Market Return...........  0.28%   0.28%   0.25%   0.25%    0.60%     0.45%      478,067
U.S. Growth Leaders.....  0.60%   0.60%   0.50%   0.50%    1.00%     0.80%      189,705
Small Cap Leaders.......  0.60%   0.60%   0.50%   0.50%    1.00%     0.80%      145,237
Bunker Hill Money
 Market.................  0.15%   0.15%   0.15%   0.15%    0.50%     0.30%      577,433
Limited Maturity........  0.28%   0.28%   0.25%   0.25%    0.60%     0.40%    1,252,351
Short Bond..............  0.28%   0.28%   0.25%   0.25%    0.60%     0.40%      806,006
U.S. Government.........  0.28%   0.28%   0.25%   0.25%    0.60%     0.40%      557,835
GNMA....................  0.27%   0.27%   0.27%   0.27%    0.50%     0.35%      532,098
Core Bond...............  0.28%   0.28%   0.25%   0.25%    0.60%     0.50%      334,962
Opportunity Bond........  0.28%   0.28%   0.25%   0.25%    0.60%     0.50%           --
High Income.............  0.35%   0.35%   0.35%   0.35%    0.75%     0.60%           --
Short Duration Tax
 Exempt.................  0.32%   0.28%   0.25%   0.25%    0.60%     0.50%      494,922
Tax Exempt Bond.........  0.32%   0.28%   0.25%   0.25%    0.60%     0.50%      553,883
California Municipal
 Income.................  0.32%   0.32%   0.25%   0.25%    0.80%     0.50%      105,586

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above of that Fund's average daily net assets on an annualized basis. Payden & Rygel has also voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentages indicated above of each Fund's average daily net assets on an annualized basis through October 31, 2002 (exclusive of interest and taxes).

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the year. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

                                                          Semi-Annual Report  67

Notes to Financial Statements continued
April 30, 2002


For the Global Balanced, EurOpportunity and World Target Twenty Funds, the Adviser has entered into sub-advisory agreements with Metzler/Payden LLC where the Adviser passes through to the sub-adviser 100% of its advisory fee earned and payable. The sub-adviser fee does not represent a separate or additional charge to the Funds. Metzler/Payden LLC is a joint venture between the Adviser and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG, a major German financial institution located in Frankfurt, Germany. Metzler/Payden LLC is owned on an equal basis by the Adviser and by MP&R Ventures, Inc., a Metzler affiliate.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

The Emerging Markets Bond, EurOpportunity, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee on shareholders payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

4. Credit Swap Agreement

The Emerging Markets Bond, Core Bond, Opportunity Bond and High Income Funds have entered into a credit swap agreement. The counterparty to each agreement has agreed to pay the Funds an annuity premium which is based on a notional principal amount of a specified security in the contract. The annuity premium is received by each of the Funds until a credit event (grace period extension, obligation acceleration, repudiation/ moratorium, or restructuring) relating to the security occurs or until the termination of the swap agreement, whichever is first. If a credit event does not occur prior to the termination of the swap contract, none of the Funds will make any payment to the counterparty. The Fund receives 1.95% per annum. If a credit event relating to United Mexican States 8.375% maturing 1/14/11 occurs, the Fund will pay the counterparty the notional amount at par.

5. Name Change

On December 21, 2001, the Payden Investment Quality Bond Fund changed its name to the Payden Core Bond Fund and the Payden Total Return Fund changed its name to the Payden Opportunity Bond Fund. On February 28, 2002 the Payden European Aggressive Growth Fund changed its name to the Payden EurOpportunity Fund.

6. Fund Termination

On June 11, 2002 the Board of Trustees approved the closing of the Payden World Target Twenty Fund, effective June 21, 2002, at which time all portfolio holdings will be liquidated and transferred to other Paydenfunds or paid in cash.

68  Paydenfunds

                      (THIS PAGE INTENTIONALLY LEFT BLANK)




                                                          Semi-Annual Report  69

Financial Highlights

For a share outstanding during the six months ended April 30, 2002 and periods ended October 31st

                                         Global Short Bond Fund
                              =================================================
                                2002       2001      2000      1999      1998
                              ========   ========  ========  ========  ========
Net asset value -- beginning
 of period..................  $  10.07   $   9.60  $   9.59  $  10.31  $  10.17
                              --------   --------  --------  --------  --------
Income (loss) from
 investment activities:
 Net investment income......      0.22       0.30      0.55      0.67      0.92
 Net realized and unrealized
  gains (losses)............     (0.10)      0.49               (0.41)    (0.15)
                              --------   --------  --------  --------  --------
 Total from investment
  activities................      0.12       0.79      0.55      0.26      0.77
                              --------   --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment
  income....................     (0.16)     (0.32)    (0.54)    (0.96)    (0.63)
 In excess of net investment
  income....................
 From net realized gains....
 Return of capital..........                                    (0.02)
                              --------   --------  --------  --------  --------
 Total distributions to
  shareholders..............     (0.16)     (0.32)    (0.54)    (0.98)    (0.63)
                              --------   --------  --------  --------  --------
Net asset value -- end of
 period.....................  $  10.03   $  10.07  $   9.60  $   9.59  $  10.31
                              ========   ========  ========  ========  ========
Total return *..............      1.20%      8.36%     5.93%     2.57%     7.87%
                              ========   ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)....................  $ 61,589   $ 56,302  $154,031  $213,593  $251,609
 Ratio of gross expense to
  average net assets **.....      0.61%      0.59%     0.53%     0.51%     0.51%
 Ratio of net expense to
  average net assets **.....      0.50%      0.50%     0.50%     0.50%     0.44%
 Ratio of investment income
  less gross expenses to
  average net assets **.....      4.68%      4.23%     4.16%     3.89%     4.31%
 Ratio of net investment
  income to average net
  assets **.................      4.79%      4.32%     4.19%     3.90%     4.38%
 Portfolio turnover
  rate **...................       228%       272%      143%      175%      245%
-------
The Fund commenced operations on September 18, 1996.

                                        Global Fixed Income Fund
                              =================================================
                                2002       2001      2000      1999      1998
                              ========   ========  ========  ========  ========
Net asset value -- beginning
 of period..................  $  10.36   $   9.97  $   9.86  $  10.91  $  10.16
                              --------   --------  --------  --------  --------
Income (loss) from
 investment activities:
 Net investment income......      0.29       0.85      0.49      0.76      0.45
 Net realized and unrealized
  gains (losses)............     (0.39)      0.25      0.16     (0.69)     0.72
                              --------   --------  --------  --------  --------
 Total from investment
  activities................     (0.10)      1.10      0.65      0.07      1.17
                              --------   --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment
  income....................     (0.42)     (0.71)    (0.50)    (0.79)    (0.42)
 In excess of net investment
  income....................
 From net realized gains....                          (0.04)    (0.33)
 Return of capital..........
                              --------   --------  --------  --------  --------
 Total distributions to
  shareholders..............     (0.42)     (0.71)    (0.54)    (1.12)    (0.42)
                              --------   --------  --------  --------  --------
Net asset value -- end of
 period.....................  $   9.84   $  10.36  $   9.97  $   9.86  $  10.91
                              ========   ========  ========  ========  ========
Total return *..............     (1.57)%    11.42%     6.96%     0.56%    11.81%
                              ========   ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)....................  $298,328   $362,308  $523,397  $489,687  $524,650
 Ratio of gross expense to
  average net assets **.....      0.52%      0.53%     0.51%     0.49%     0.49%
 Ratio of net expense to
  average net assets **.....      0.52%      0.53%     0.51%     0.49%     0.49%
 Ratio of investment income
  less gross expenses to
  average net assets **.....      3.68%      4.03%     4.68%     4.48%     5.13%
 Ratio of net investment
  income to average net
  assets **.................      3.68%      4.03%     4.68%     4.48%     5.13%
 Portfolio turnover
  rate **...................       127%       110%      131%      104%      223%

-------
The Fund commenced operations on September 1, 1992.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

70  Paydenfunds

                                      Emerging Markets Bond Fund
                                    ===================================
                                     2002     2001      2000     1999
                                    =======  =======   =======  =======
Net asset value -- beginning of
 period...........................  $ 10.94  $ 11.14   $ 10.51  $ 10.00
                                    -------  -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income............     0.43     1.21      1.05     0.83
 Net realized and unrealized gains
  (losses)........................     0.87     0.04      0.79     0.43
                                    -------  -------   -------  -------
 Total from investment
  activities......................     1.30     1.25      1.84     1.26
                                    -------  -------   -------  -------
Distributions to shareholders:
 From net investment income.......    (0.40)   (1.24)    (1.00)   (0.75)
 In excess of net investment
  income..........................
 From net realized gains..........             (0.21)    (0.21)
 Return of capital................
                                    -------  -------   -------  -------
 Total distributions to
  shareholders....................    (0.40)   (1.45)    (1.21)   (0.75)
                                    -------  -------   -------  -------
Net asset value -- end of period..  $ 11.84  $ 10.94   $ 11.14  $ 10.51
                                    =======  =======   =======  =======
Total return *....................    12.12%   11.85%    18.13%   12.92%
                                    =======  =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)..........................  $40,414  $29,506   $49,262  $11,283
 Ratio of gross expense to average
  net assets **...................     0.83%    0.84%     0.94%    1.35%
 Ratio of net expense to average
  net assets **...................     0.80%    0.80%     0.80%    0.80%
 Ratio of investment income less
  gross expenses to average net
  assets **.......................     7.81%    9.79%     9.42%    9.36%
 Ratio of net investment income to
  average net assets **...........     7.84%    9.83%     9.56%    9.91%
 Portfolio turnover rate **.......      132%     226%      146%     225%
-------
The Fund commenced operations on December 17, 1998.

                                             Global Balanced Fund
                                    ===========================================
                                     2002     2001      2000     1999     1998
                                    =======  =======   =======  =======  ======
Net asset value -- beginning of
 period...........................  $  8.83  $ 11.01   $ 11.65  $ 10.84  $10.79
                                    -------  -------   -------  -------  ------
Income (loss) from investment
 activities:
 Net investment income............     0.15     0.24      0.30     0.02    0.20
 Net realized and unrealized gains
  (losses)........................     0.27    (1.05)     0.31     1.65    0.63
                                    -------  -------   -------  -------  ------
 Total from investment
  activities......................     0.42    (0.81)     0.61     1.67    0.83
                                    -------  -------   -------  -------  ------
Distributions to shareholders:
 From net investment income.......    (0.15)   (0.20)    (0.30)           (0.17)
 In excess of net investment
  income..........................
 From net realized gains..........             (0.97)    (0.95)   (0.86)  (0.61)
 Return of capital................             (0.20)
                                    -------  -------   -------  -------  ------
 Total distributions to
  shareholders....................    (0.15)   (1.37)    (1.25)   (0.86)  (0.78)
                                    -------  -------   -------  -------  ------
Net asset value -- end of period..  $  9.10  $  8.83   $ 11.01  $ 11.65  $10.84
                                    =======  =======   =======  =======  ======
Total return *....................     4.77%   (8.14)%    4.08%   15.85%   8.21%
                                    =======  =======   =======  =======  ======
Ratios/supplemental data:
 Net assets, end of period
  (000s)..........................  $54,774  $ 8,492   $10,046  $ 8,624  $7,078
 Ratio of gross expense to average
  net assets **...................     1.63%    1.48%     1.46%    1.56%   1.43%
 Ratio of net expense to average
  net assets **...................     0.70%    0.70%     0.70%    0.70%   0.69%
 Ratio of investment income less
  gross expenses to average net
  assets **.......................     1.04%    1.74%     1.87%    1.53%   2.37%
 Ratio of net investment income to
  average net assets **...........     1.97%    2.52%     2.63%    2.39%   3.11%
 Portfolio turnover rate **.......       68%      43%       82%      60%    156%

-------
The Fund commenced operations on December 9, 1996.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                           Semi-Annual Report 71

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2002 and period ended October 31st

                                               EurOpportunity Fund
                                          ====================================
                                           2002     2001      2000      1999
                                          ======   =======   =======   =======
Net asset value -- beginning of period..  $ 7.55   $ 16.78   $ 11.28   $ 10.00
                                          ------   -------   -------   -------
Income (loss) from investment
 activities:
 Net investment income..................   (0.05)    (0.07)    (0.02)     0.03
 Net realized and unrealized gains
  (losses)..............................    0.20     (9.16)     5.53      1.25
                                          ------   -------   -------   -------
 Total from investment activities.......    0.15     (9.23)     5.51      1.28
                                          ------   -------   -------   -------
Distributions to shareholders:
 From net investment income.............                       (0.01)
 In excess of net investment income.....
 From net realized gains................
 Return of capital......................
                                          ------   -------   -------   -------
 Total distributions to shareholders....    0.00      0.00     (0.01)     0.00
                                          ------   -------   -------   -------
Net asset value -- end of period........  $ 7.70   $  7.55   $ 16.78   $ 11.28
                                          ======   =======   =======   =======
Total return *..........................    1.98%   (55.00)%   48.83%    12.80%
                                          ======   =======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s).......  $7,567   $12,474   $63,018   $10,187
 Ratio of gross expense to average net
  assets **.............................    1.97%     1.31%     1.22%     2.89%
 Ratio of net expense to average net
  assets **.............................    1.05%     1.05%     1.05%     0.95%
 Ratio of investment income less gross
  expenses to average net assets **.....   (1.74)%   (0.87)%   (0.48)%   (1.63)%
 Ratio of net investment income to
  average net assets **.................   (0.82)%   (0.61)%   (0.31)%    0.31%
 Portfolio turnover rate **.............      28%       16%       73%       18%
-------
The Fund commenced operations on June 17, 1999.

                                           World Target Twenty Fund
                                          ==========================
                                           2002     2001      2000
                                          ======   =======   =======
Net asset value -- beginning of period..  $ 4.22   $  8.38   $ 10.00
                                          ------   -------   -------
Income (loss) from investment
 activities:
 Net investment income..................
 Net realized and unrealized gains
  (losses)..............................    0.20     (4.11)    (1.62)
                                          ------   -------   -------
 Total from investment activities.......    0.20     (4.11)    (1.62)
                                          ------   -------   -------
Distributions to shareholders:
 From net investment income.............
 In excess of net investment income.....
 From net realized gains................             (0.05)
 Return of capital......................
                                          ------   -------   -------
 Total distributions to shareholders....    0.00     (0.05)     0.00
                                          ------   -------   -------
Net asset value -- end of period........  $ 4.42   $  4.22   $  8.38
                                          ======   =======   =======
Total return *..........................    4.74%   (49.28)%  (16.22)%
                                          ======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s).......  $3,809   $ 3,274   $ 7,506
 Ratio of gross expense to average net
  assets **.............................    3.05%     2.50%     2.92%
 Ratio of net expense to average net
  assets **.............................    1.15%     1.15%     1.15%
 Ratio of investment income less gross
  expenses to average net assets **.....   (1.99)%   (1.41)%   (1.52)%
 Ratio of net investment income to
  average net assets **.................   (0.09)%   (0.06)%    0.25%
 Portfolio turnover rate **.............     417%       91%        3%

-------
The Fund commenced operations on March 31, 2000.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

72 Paydenfunds

                                           Growth & Income Fund
                                ===============================================
                                 2002     2001       2000      1999      1998
                                =======  =======   ========  ========  ========
Net asset value -- beginning
 of period....................  $ 10.08  $ 15.61   $  16.27  $  14.45  $  12.77
                                -------  -------   --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income........     0.06     0.17       0.21      0.19      0.21
 Net realized and unrealized
  gains (losses)..............     0.80    (2.37)     (0.14)     2.15      1.71
                                -------  -------   --------  --------  --------
 Total from investment
  activities..................     0.86    (2.20)      0.07      2.34      1.92
                                -------  -------   --------  --------  --------
Distributions to shareholders:
 From net investment income...    (0.08)   (0.16)     (0.21)    (0.19)    (0.24)
 In excess of net investment
  income......................
 From net realized gains......             (3.17)     (0.52)    (0.33)
 Return of capital............
                                -------  -------   --------  --------  --------
 Total distributions to
  shareholders................    (0.08)   (3.33)     (0.73)    (0.52)    (0.24)
                                -------  -------   --------  --------  --------
Net asset value -- end of
 period.......................  $ 10.86  $ 10.08   $  15.61  $  16.27  $  14.45
                                =======  =======   ========  ========  ========
Total return *................     8.56%  (17.84)%     0.47%    16.47%    15.15%
                                =======  =======   ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $82,663  $76,889   $104,209  $268,924  $250,553
 Ratio of gross expense to
  average net assets **.......     0.90%    0.85%      0.79%     0.75%     0.77%
 Ratio of net expense to
  average net assets **.......     0.75%    0.75%      0.75%     0.75%     0.54%
 Ratio of investment income
  less gross expenses to
  average net assets **.......     1.38%    1.35%      1.25%     1.19%     1.32%
 Ratio of net investment
  income to average net
  assets **...................     1.53%    1.45%      1.29%     1.19%     1.55%
 Portfolio turnover rate **...       47%      12%        72%        5%       10%
-------
The Fund commenced operations on November 1, 1996.

                                            Market Return Fund
                                ===============================================
                                 2002     2001       2000      1999      1998
                                =======  =======   ========  ========  ========
Net asset value -- beginning
 of period....................  $  9.29  $ 13.02   $  14.94  $  13.31  $  12.80
                                -------  -------   --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income........     0.19     0.66       0.84      0.76      0.73
 Net realized and unrealized
  gains (losses)..............     0.13    (3.73)     (0.38)     2.37      1.46
                                -------  -------   --------  --------  --------
 Total from investment
  activities..................     0.32    (3.07)      0.46      3.13      2.19
                                -------  -------   --------  --------  --------
Distributions to shareholders:
 From net investment income...    (0.24)   (0.66)     (0.84)    (0.77)    (0.71)
 In excess of net investment
  income......................
 From net realized gains......                        (1.54)    (0.73)    (0.97)
 Return of capital............
                                -------  -------   --------  --------  --------
 Total distributions to
  shareholders................    (0.24)   (0.66)     (2.38)    (1.50)    (1.68)
                                -------  -------   --------  --------  --------
Net asset value -- end of
 period.......................    $9.37  $  9.29   $  13.02  $  14.94  $  13.31
                                =======  =======   ========  ========  ========
Total return *................     2.83%  (24.13)%     3.15%    24.41%    18.48%
                                =======  =======   ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $19,528  $19,826   $ 59,031  $ 82,969  $ 43,390
 Ratio of gross expense to
  average net assets **.......     0.80%    0.59%      0.53%     0.53%     0.69%
 Ratio of net expense to
  average net assets **.......     0.45%    0.45%      0.45%     0.45%     0.45%
 Ratio of investment income
  less gross expenses to
  average net assets **.......     2.60%    5.55%      5.75%     5.29%     5.45%
 Ratio of net investment
  income to average net
  assets **...................     2.95%    5.69%      5.83%     5.37%     5.69%
 Portfolio turnover rate **...      146%      92%        96%      113%       48%

-------
The Fund commenced operations on December 1, 1995.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                           Semi-Annual Report 73

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2002 and periods ended October 31st

                                              U.S. Growth Leaders Fund
                                           ===================================
                                            2002      2001      2000     1999
                                           =======   =======   =======  ======
Net asset value -- beginning of period...  $  6.49   $ 11.42   $ 10.53  $10.00
                                           -------   -------   -------  ------
Income (loss) from investment activities:
 Net investment income...................               0.08      0.07    0.03
 Net realized and unrealized gains
  (losses)...............................     0.33     (4.63)     0.95    0.50
                                           -------   -------   -------  ------
 Total from investment activities........     0.33     (4.55)     1.02    0.53
                                           -------   -------   -------  ------
Distributions to shareholders:
 From net investment income..............    (0.04)    (0.12)    (0.05)
 In excess of net investment income......
 From net realized gains.................              (0.23)    (0.08)
 In excess of net realized gains.........              (0.03)
 Return of capital.......................
                                           -------   -------   -------  ------
 Total distributions to shareholders.....    (0.04)    (0.38)    (0.13)   0.00
                                           -------   -------   -------  ------
Net asset value -- end of period.........  $  6.78   $  6.49   $ 11.42  $10.53
                                           =======   =======   =======  ======
Total return *...........................     5.04%   (40.75)%    9.75%   5.30%
                                           =======   =======   =======  ======
Ratios/supplemental data:
 Net assets, end of period (000s)........  $12,103   $11,700   $18,959  $4,419
 Ratio of gross expense to average net
  assets **..............................     1.25%     1.26%     1.23%   4.61%
 Ratio of net expense to average net
  assets **..............................     0.80%     0.80%     0.80%   0.80%
 Ratio of investment income less gross
  expenses to average net assets **......    (0.41)%    0.61%     0.52%  (2.84)%
 Ratio of net investment income to
  average net assets **..................     0.04%     1.07%     0.95%   0.97%
 Portfolio turnover rate **..............      491%      199%      229%    241%
-------
The Fund commenced operations on June 17, 1999.

                                             Small Cap Leaders Fund
                                           ===========================
                                            2002      2001      2000
                                           =======   =======   =======
Net asset value -- beginning of period...  $  9.45    $11.63    $10.00
                                           -------   -------   -------
Income (loss) from investment activities:
 Net investment income...................               0.13      0.05
 Net realized and unrealized gains
  (losses)...............................     0.96     (1.45)     1.60
                                           -------   -------   -------
 Total from investment activities........     0.96     (1.32)     1.65
                                           -------   -------   -------
Distributions to shareholders:
 From net investment income..............    (0.02)    (0.10)    (0.02)
 In excess of net investment income......
 From net realized gains.................              (0.76)
 Return of capital.......................
                                           -------   -------   -------
 Total distributions to shareholders.....    (0.02)    (0.86)    (0.02)
                                           -------   -------   -------
Net asset value -- end of period.........  $ 10.39     $9.45    $11.63
                                           =======   =======   =======
Total return *...........................    10.17%   (11.44)%   16.48%
                                           =======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)........  $18,719   $16,809   $20,857
 Ratio of gross expense to average net
  assets **..............................     1.15%     1.11%     1.14%
 Ratio of net expense to average net
  assets **..............................     0.80%     0.80%     0.80%
 Ratio of investment income less gross
  expenses to average net assets **......    (0.38)%    0.56%     0.17%
 Ratio of net investment income to
  average net assets **..................    (0.03)%    0.87%     0.51%
 Portfolio turnover rate **..............      455%      251%      138%

-------
The Fund commenced operations on December 20, 1999.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

74 Paydenfunds

                                       Bunker Hill Money Market Fund
                                ===============================================
                                  2002      2001      2000     1999      1998
                                ========  ========  ========  =======  ========
Net asset value -- beginning
 of period....................  $   1.00  $   1.00  $   1.00  $  1.00  $   1.00
                                --------  --------  --------  -------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.01      0.05      0.06     0.05      0.05
 Net realized and unrealized
  gains (losses)..............
                                --------  --------  --------  -------  --------
 Total from investment
  activities..................      0.01      0.05      0.06     0.05      0.05
                                --------  --------  --------  -------  --------
Distributions to shareholders:
 From net investment income...     (0.01)    (0.05)    (0.06)   (0.05)    (0.05)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............
                                --------  --------  --------  -------  --------
 Total distributions to
  shareholders................     (0.01)    (0.05)    (0.06)   (0.05)    (0.05)
                                --------  --------  --------  -------  --------
Net asset value -- end of
 period.......................  $   1.00  $   1.00  $   1.00  $  1.00  $   1.00
                                ========  ========  ========  =======  ========
Total return *................      0.99%     4.83%     6.06%    4.97%     4.65%
                                ========  ========  ========  =======  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $212,827  $375,289  $200,930  $87,968  $ 26,455
 Ratio of gross expense to
  average net assets **.......      0.35%     0.39%     0.39%    0.41%     0.71%
 Ratio of net expense to
  average net assets **.......      0.30%     0.30%     0.30%    0.30%     0.29%
 Ratio of investment income
  less gross expenses to
  average net assets **.......      1.96%     4.21%     5.84%    4.72%     4.81%
 Ratio of net investment
  income to average net
  assets **...................      2.01%     4.30%     5.93%    4.83%     5.23%
 Portfolio turnover rate **...       n/a       n/a       n/a      n/a       n/a
-------
The Fund commenced operations on December 17, 1997.

                                           Limited Maturity Fund
                                ===============================================
                                  2002      2001      2000     1999      1998
                                ========  ========  ========  =======  ========
Net asset value -- beginning
 of period....................  $  10.14  $   9.97  $   9.98  $ 10.08  $  10.06
                                --------  --------  --------  -------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.20      0.56      0.59     0.56      0.56
 Net realized and unrealized
  gains (losses)..............     (0.06)     0.17              (0.09)     0.02
                                --------  --------  --------  -------  --------
 Total from investment
  activities..................      0.14      0.73      0.59     0.47      0.58
                                --------  --------  --------  -------  --------
Distributions to shareholders:
 From net investment income...     (0.20)    (0.56)    (0.60)   (0.57)    (0.56)
 In excess of net investment
  income......................
 From net realized gains......     (0.06)
 Return of capital............
                                --------  --------  --------  -------  --------
 Total distributions to
  shareholders................     (0.26)    (0.56)    (0.60)   (0.57)    (0.56)
                                --------  --------  --------  -------  --------
Net asset value -- end of
 period.......................  $  10.02  $  10.14  $   9.97  $  9.98  $  10.08
                                ========  ========  ========  =======  ========
Total return *................      1.03%     7.44%     6.24%    4.71%     5.87%
                                ========  ========  ========  =======  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $204,307  $202,379  $178,824  $97,820  $117,042
 Ratio of gross expense to
  average net assets **.......      0.48%     0.51%     0.51%    0.50%     0.47%
 Ratio of net expense to
  average net assets **.......      0.40%     0.40%     0.40%    0.38%     0.29%
 Ratio of investment income
  less gross expenses to
  average net assets **.......      3.27%     5.39%     5.93%    5.44%     5.40%
 Ratio of net investment
  income to average net
  assets **...................      3.35%     5.50%     6.04%    5.56%     5.58%
 Portfolio turnover rate **...       101%      128%      103%      60%       91%

-------
The Fund commenced operations on May 1, 1994.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                           Semi-Annual Report 75

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2002 and periods ended October 31st

                                               Short Bond Fund
                                  =============================================
                                    2002     2001     2000     1999      1998
                                  ========  =======  =======  =======  ========
Net asset value -- beginning of
 period.........................  $  10.24  $  9.69  $  9.66  $  9.94  $   9.92
                                  --------  -------  -------  -------  --------
Income (loss) from investment
 activities:
 Net investment income..........      0.23     0.54     0.59     0.56      0.63
 Net realized and unrealized
  gains (losses)................     (0.11)    0.55     0.03    (0.28)     0.02
                                  --------  -------  -------  -------  --------
 Total from investment
  activities....................      0.12     1.09     0.62     0.28      0.65
                                  --------  -------  -------  -------  --------
Distributions to shareholders:
 From net investment income.....     (0.23)   (0.54)   (0.59)   (0.56)    (0.63)
 In excess of net investment
  income........................
 From net realized gains........
 Return of capital..............
                                  --------  -------  -------  -------  --------
 Total distributions to
  shareholders..................     (0.23)   (0.54)   (0.59)   (0.56)    (0.63)
                                  --------  -------  -------  -------  --------
Net asset value -- end of
 period.........................  $  10.13  $ 10.24  $  9.69  $  9.66  $   9.94
                                  ========  =======  =======  =======  ========
Total return *..................      0.83%   11.51%    6.61%    2.89%     6.80%
                                  ========  =======  =======  =======  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)........................  $135,862  $83,216  $66,957  $54,559  $108,661
 Ratio of gross expense to
  average net assets **.........      0.50%    0.54%    0.53%    0.50%     0.50%
 Ratio of net expense to average
  net assets **.................      0.40%    0.40%    0.40%    0.40%     0.30%
 Ratio of investment income less
  gross expenses to average net
  assets **.....................      3.75%    5.22%    5.83%    5.58%     5.84%
 Ratio of net investment income
  to average net assets **......      3.85%    5.36%    5.96%    5.68%     6.04%
 Portfolio turnover rate **.....       128%     114%     171%     171%      596%
-------
The Fund commenced operations on January 1, 1994.

                                            U.S. Government Fund
                                  =============================================
                                    2002     2001     2000     1999      1998
                                  ========  =======  =======  =======  ========
Net asset value -- beginning of
 period.........................  $  11.24  $ 10.47  $ 10.45  $ 10.90  $  10.56
                                  --------  -------  -------  -------  --------
Income (loss) from investment
 activities:
 Net investment income..........      0.28     0.55     0.59     0.57      0.56
 Net realized and unrealized
  gains (losses)................     (0.23)    0.77     0.05    (0.39)     0.33
                                  --------  -------  -------  -------  --------
 Total from investment
  activities....................      0.05     1.32     0.64     0.18      0.89
                                  --------  -------  -------  -------  --------
Distributions to shareholders:
 From net investment income.....     (0.28)   (0.55)   (0.60)   (0.57)    (0.55)
 In excess of net investment
  income........................
 From net realized gains........                       (0.02)   (0.06)
 Return of capital..............
                                  --------  -------  -------  -------  --------
 Total distributions to
  shareholders..................     (0.28)   (0.55)   (0.62)   (0.63)    (0.55)
                                  --------  -------  -------  -------  --------
Net asset value -- end of
 period.........................  $  11.01  $ 11.24  $ 10.47  $ 10.45  $  10.90
                                  ========  =======  =======  =======  ========
Total return *..................      0.10%   12.95%    6.33%    1.76%     8.60%
                                  ========  =======  =======  =======  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)........................  $ 54,774  $63,266  $68,434  $72,535  $ 71,855
 Ratio of gross expense to
  average net assets **.........      0.56%    0.53%    0.53%    0.50%     0.54%
 Ratio of net expense to average
  net assets **.................      0.40%    0.40%    0.40%    0.40%     0.34%
 Ratio of investment income less
  gross expenses to average net
  assets **.....................      4.21%    4.98%    5.57%    5.29%     5.18%
 Ratio of net investment income
  to average net assets **......      4.37%    5.11%    5.70%    5.39%     5.38%
 Portfolio turnover rate **.....       276%     215%     138%     128%      287%

-------
The Fund commenced operations on January 1, 1995.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

76 Paydenfunds

                                           GNMA Fund
                              ======================================
                                2002      2001      2000      1999
                              ========  ========  ========  ========
Net asset value -- beginning
 of period..................  $  10.77  $  10.15  $  10.11  $  10.00
                              --------  --------  --------  --------
Income (loss) from
 investment activities:
 Net investment income......      0.36      0.65      0.69      0.09
 Net realized and unrealized
  gains (losses)............     (0.21)     0.63      0.05      0.10
                              --------  --------  --------  --------
 Total from investment
  activities................      0.15      1.28      0.74      0.19
                              --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment
  income....................     (0.36)    (0.65)    (0.70)    (0.08)
 In excess of net investment
  income....................
 From net realized gains....     (0.25)    (0.01)
 Return of capital..........
                              --------  --------  --------  --------
 Total distributions to
  shareholders..............     (0.61)    (0.66)    (0.70)    (0.08)
                              --------  --------  --------  --------
Net asset value -- end of
 period.....................  $  10.31  $  10.77  $  10.15  $  10.11
                              ========  ========  ========  ========
Total return *..............      1.02%    13.00%     7.79%     1.82%
                              ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)....................  $137,529  $146,296  $113,402  $121,161
 Ratio of gross expense to
  average net assets **.....      0.49%     0.50%     0.48%     0.90%
 Ratio of net expense to
  average net assets **.....      0.35%     0.35%     0.35%     0.35%
 Ratio of investment income
  less gross expenses to
  average net assets **.....      5.87%     6.09%     6.75%     5.41%
 Ratio of net investment
  income to average net
  assets **.................      6.01%     6.24%     6.88%     5.96%
 Portfolio turnover rate**..        98%       71%       53%       94%
-------
The Fund commenced operations on August 27, 1999.

                                             Core Bond Fund
                              =================================================
                                2002      2001      2000      1999       1998
                              ========  ========  ========  ========   ========
Net asset value -- beginning
 of period..................  $  10.19  $   9.30  $   9.44  $  10.17   $  10.01
                              --------  --------  --------  --------   --------
Income (loss) from
 investment activities:
 Net investment income......      0.27      0.55      0.63      0.58       0.60
 Net realized and unrealized
  gains (losses)............     (0.17)     0.88     (0.13)    (0.65)      0.20
                              --------  --------  --------  --------   --------
 Total from investment
  activities................      0.10      1.43      0.50     (0.07)      0.80
                              --------  --------  --------  --------   --------
Distributions to
 shareholders:
 From net investment
  income....................     (0.29)    (0.54)    (0.64)    (0.58)     (0.59)
 In excess of net investment
  income....................
 From net realized gains....                                   (0.08)     (0.05)
 Return of capital..........
                              --------  --------  --------  --------   --------
 Total distributions to
  shareholders..............     (0.29)    (0.54)    (0.64)    (0.66)     (0.64)
                              --------  --------  --------  --------   --------
Net asset value -- end of
 period.....................  $  10.00  $  10.19  $   9.30  $   9.44   $  10.17
                              ========  ========  ========  ========   ========
Total return *..............      0.60%    15.70%     5.74%    (0.71)%     8.33%
                              ========  ========  ========  ========   ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)....................  $198,405  $149,947  $ 77,243  $195,228   $173,974
 Ratio of gross expense to
  average net assets **.....      0.50%     0.54%     0.51%     0.50%      0.50%
 Ratio of net expense to
  average net assets **.....      0.50%     0.50%     0.50%     0.50%      0.44%
 Ratio of investment income
  less gross expenses to
  average net assets **.....      4.73%     5.59%     6.58%     6.06%      6.06%
 Ratio of net investment
  income to average net
  assets **.................      4.73%     5.63%     6.59%     6.06%      6.12%
 Portfolio turnover
  rate **...................      1163%      787%      161%       67%       156%

-------
The Fund commenced operations on January 1, 1994.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                           Semi-Annual Report 77

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2002 and periods ended October 31st

                                          Opportunity Bond Fund
                               ================================================
                                 2002      2001      2000      1999      1998
                               ========  ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $  10.15  $   9.50  $   9.67  $  10.23  $  10.25
                               --------  --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.35      0.59      0.68      0.66      0.57
 Net realized and unrealized
  gains (losses).............     (0.14)     0.65     (0.16)    (0.60)     0.20
                               --------  --------  --------  --------  --------
 Total from investment
  activities.................      0.21      1.24      0.52      0.06      0.77
                               --------  --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.33)    (0.59)    (0.69)    (0.57)    (0.58)
 In excess of net investment
  income.....................                                             (0.13)
 From net realized gains.....                                   (0.05)    (0.08)
 Return of capital...........
                               --------  --------  --------  --------  --------
 Total distributions to
  shareholders...............     (0.33)    (0.59)    (0.69)    (0.62)    (0.79)
                               --------  --------  --------  --------  --------
Net asset value -- end of
 period......................  $  10.03  $  10.15  $   9.50  $   9.67  $  10.23
                               ========  ========  ========  ========  ========
Total return *...............      1.48%    13.38%     5.60%     0.55%     7.72%
                               ========  ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $236.365  $287,263  $310,250  $230,440  $174,612
 Ratio of gross expense to
  average net assets **......      0.49%     0.49%     0.50%     0.50%     0.52%
 Ratio of net expense to
  average net assets **......      0.49%     0.48%     0.50%     0.50%     0.44%
 Ratio of investment income
  less gross expenses to
  average net assets **......      5.61%     6.13%     6.90%     5.58%     5.99%
 Ratio of net investment
  income to average net
  assets **..................      5.61%     6.14%     6.90%     5.58%     6.07%
 Portfolio turnover rate **..      1048%      434%      164%       45%      208%
-------
The Fund commenced operations on December 9, 1996.

                                             High Income Fund
                               ================================================
                                 2002      2001      2000      1999      1998
                               ========  ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $   8.19  $   8.76  $   9.52  $   9.77  $  10.00
                               --------  --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.32      0.65      0.85      0.89      0.47
 Net realized and unrealized
  gains (losses).............      0.08     (0.53)    (0.78)    (0.34)    (0.34)
                               --------  --------  --------  --------  --------
 Total from investment
  activities.................      0.40      0.12      0.07      0.55      0.13
                               --------  --------  --------  --------  --------
Distributions to shareholder:
 From net investment income..     (0.37)    (0.69)    (0.83)    (0.80)    (0.36)
 In excess of net investment
  income.....................
 From net realized gains.....
 Return of capital...........
                               --------  --------  --------  --------  --------
 Total distributions to
  shareholders...............     (0.37)    (0.69)    (0.83)    (0.80)    (0.36)
                               --------  --------  --------  --------  --------
Net asset value -- end of
 period......................  $   8.22  $   8.19  $   8.76  $   9.52  $   9.77
                               ========  ========  ========  ========  ========
Total return *...............      4.93%     1.38%     0.59%     5.65%     1.28%
                               ========  ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $247,011  $218,527  $139,491  $109,297  $ 91,669
 Ratio of gross expense to
  average net assets **......      0.56%     0.58%     0.57%     0.55%     0.71%
 Ratio of net expense to
  average net assets **......      0.56%     0.57%     0.57%     0.55%     0.54%
 Ratio of investment income
  less gross expenses to
  average net assets **......      7.91%     8.56%     8.81%     7.99%     7.58%
 Ratio of net investment
  income to average net
  assets **..................      7.91%     8.57%     8.81%     7.99%     7.75%
 Portfolio turnover rate **..        54%       74%       87%       68%      134%

-------
The Fund commenced operations on December 30, 1997.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

78 Paydenfunds

                                       Short Duration Tax Exempt Fund
                                  =============================================
                                    2002     2001     2000     1999      1998
                                  ========  =======  =======  =======   =======
Net asset value -- beginning of
 period.........................  $  10.12  $  9.87  $  9.87  $ 10.11   $ 10.08
                                  --------  -------  -------  -------   -------
Income (loss) from investment
 activities:
 Net investment income..........      0.19     0.36     0.39     0.37      0.42
 Net realized and unrealized
  gains (losses)................     (0.06)    0.25     0.02    (0.15)     0.03
                                  --------  -------  -------  -------   -------
 Total from investment
  activities....................      0.13     0.61     0.41     0.22      0.45
                                  --------  -------  -------  -------   -------
Distributions to shareholders:
 From net investment income.....     (0.19)   (0.36)   (0.39)   (0.37)    (0.41)
 In excess of net investment
  income........................
 From net realized gains........     (0.01)            (0.02)   (0.09)    (0.01)
 Return of capital..............
                                  --------  -------  -------  -------   -------
 Total distributions to
  shareholders..................     (0.20)   (0.36)   (0.41)   (0.46)    (0.42)
                                  --------  -------  -------  -------   -------
Net asset value -- end of
 period.........................  $  10.05  $ 10.12  $  9.87  $  9.87   $ 10.11
                                  ========  =======  =======  =======   =======
Total return *..................      1.06%    6.31%    4.18%    2.29%     4.55%
                                  ========  =======  =======  =======   =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)........................  $247,011  $17,904  $13,377  $15,061   $16,825
 Ratio of gross expense to
  average net assets **.........      0.86%    0.85%    0.86%    0.85%     0.68%
 Ratio of net expense to average
  net assets **.................      0.50%    0.50%    0.50%    0.50%     0.44%
 Ratio of investment income less
  gross expenses to average net
  assets **.....................      2.99%    3.21%    3.57%    3.27%     3.75%
 Ratio of net investment income
  to average net assets **......      3.35%    3.56%    3.93%    3.62%     3.99%
 Portfolio turnover rate **.....        23%      55%      73%      54%       53%
-------
The Fund commenced operations on September 1, 1994.

                                            Tax Exempt Bond Fund
                                  =============================================
                                    2002     2001     2000     1999      1998
                                  ========  =======  =======  =======   =======
Net asset value -- beginning of
 period.........................  $  10.06  $  9.58  $  9.43  $  9.92   $  9.71
                                  --------  -------  -------  -------   -------
Income (loss) from investment
 activities:
 Net investment income..........      0.22     0.42     0.45     0.42      0.40
 Net realized and unrealized
  gains (losses)................     (0.12)    0.48     0.16    (0.49)     0.20
                                  --------  -------  -------  -------   -------
 Total from investment
  activities....................      0.10     0.90     0.61    (0.07)     0.60
                                  --------  -------  -------  -------   -------
Distributions to shareholders:
 From net investment income.....     (0.22)   (0.42)   (0.46)   (0.42)    (0.39)
 In excess of net investment
  income........................
 From net realized gains........
 Return of capital..............
                                  --------  -------  -------  -------   -------
 Total distributions to
  shareholders..................     (0.22)   (0.42)   (0.46)   (0.42)    (0.39)
                                  --------  -------  -------  -------   -------
Net asset value -- end of
 period.........................  $   9.94  $ 10.06  $  9.58  $  9.43   $  9.92
                                  ========  =======  =======  =======   =======
Total return *..................      0.64%    9.63%    6.70%   (0.81)%    6.32%
                                  ========  =======  =======  =======   =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)........................  $ 26,928  $26,093  $24,757  $46,452   $67,889
 Ratio of gross expense to
  average net assets **.........      0.70%    0.68%    0.69%    0.57%     0.57%
 Ratio of net expense to average
  net assets  **................      0.50%    0.50%    0.52%    0.50%     0.49%
 Ratio of investment income less
  gross expenses to average net
  assets **.....................      3.52%    4.10%    4.51%    4.07%     4.00%
 Ratio of net investment income
  to average net assets **......      3.72%    4.28%    4.68%    4.14%     4.08%
 Portfolio turnover rate **.....        92%      78%      63%      28%       36%

-------
The Fund commenced operations on December 21, 1993.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

                                                           Semi-Annual Report 79

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2002 and periods ended October 31st

                                             California Municipal Income Fund
                                            ==================================
                                             2002     2001     2000     1999
                                            =======  =======  =======  =======
Net asset value -- beginning of period....  $ 10.42  $  9.93  $  9.62  $ 10.00
                                            -------  -------  -------  -------
Income (loss) from investment activities:
 Net investment income....................     0.23     0.40     0.40     0.26
 Net realized and unrealized gains
  (losses)................................    (0.16)    0.49     0.32    (0.38)
                                            -------  -------  -------  -------
 Total from investment activities.........     0.07     0.89     0.72    (0.12)
                                            -------  -------  -------  -------
Distributions to shareholders:
 From net investment income...............    (0.23)   (0.40)   (0.41)   (0.26)
 In excess of net investment income.......
 From net realized gains..................
 Return of capital........................
                                            -------  -------  -------  -------
 Total distributions to shareholders......    (0.23)   (0.40)   (0.41)   (0.26)
                                            -------  -------  -------  -------
Net asset value -- end of period..........  $ 10.26  $ 10.42  $  9.93  $  9.62
                                            =======  =======  =======  =======
Total return *............................     0.35%    9.12%    7.68%   (1.22)%
                                            =======  =======  =======  =======
Ratios/supplemental data:
 Net assets, end of period (000s).........  $31,258  $33,693  $34,792  $28,690
 Ratio of gross expense to average net
  assets **...............................     0.63%    0.61%    0.60%    0.77%
 Ratio of net expense to average net
  assets **...............................     0.50%    0.50%    0.50%    0.50%
 Ratio of investment income less gross
  expenses to average net assets **.......     3.69%    3.81%    4.12%    3.17%
 Ratio of net investment income to average
  net assets **...........................     3.82%    3.92%    4.22%    3.44%
 Portfolio turnover rate **...............       15%      31%     101%      39%

-------
The Fund commenced operations on December 17, 1998.
 *  Not annualized for periods less than 1 year
**  Annualized for periods less than 1 year

                       See notes to financial statements.

80 Paydenfunds

                      (THIS PAGE INTENTIONALLY LEFT BLANK)




                                                           Semi-Annual Report 81

Trustees


Joan A. Payden, Chairman and Chief Executive Officer
  President and CEO, Payden & Rygel

W.D. Hilton, Jr.
  President & CEO, Trust Services, Inc.

J. Clayburn La Force
  University of California, Los Angeles
  Dean Emeritus, The John E. Anderson Graduate School of Management

Gerald S. Levey, M.D.
  University of California, Los Angeles
  Provost, Medical Sciences and Dean, UCLA School of Medicine

Thomas V. McKernan, Jr.
  President and Chief Executive Officer
  Automobile Club of Southern California

Christopher N. Orndorff
  Managing Principal, Payden & Rygel

Dennis C. Poulsen
  Chairman and CEO, Rose Hills Company

Stender E. Sweeney
  Private Investor

Mary Beth Syal
  Managing Principal, Payden & Rygel

82 Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

     The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

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                        Short Duration Tax Exempt Fund
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                       California Municipal Income Fund



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